UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to 240.14a-12

VERMILLION, INC.

(Name of Registrant as Specified In Its Charter)

György B. Bessenyei

Gregory V. Novak

Robert S. Goggin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On February 1, 2013, György B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the “Participants”) issued a press release (the “Press Release”) announcing the launch of the Participant’s website www.savevrml.com (the “Website”). Also filed herewith is a letter (the “Letter”) from the Participants to the stockholders of Vermillion, Inc. (“Vermillion”) which is expected to be first sent or given to the stockholders of Vermillion along with the Participant’s definitive proxy statement on or about February 6, 2013. A copy of the Press Release is attached hereto as Exhibit 1, a copy of the Letter to stockholders of Vermillion is attached hereto as Exhibit 2 and a copy of the Website is attached hereto as Exhibit 3. The Press Release, the Letter and the Website are incorporated herein by reference.

*              *              *

THE PARTICIPANTS IN THE GROUP’S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP’S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE “PROXY STATEMENT”), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

EXHIBIT 1

Concerned Stockholders Launch Save Vermillion! Website: www.savevrml.com

-	Robert S. Goggin Outlines Five Point Turnaround Plan for Vermillion

-	The Group Provides Comprehensive Analysis of OVA1

February 1, 2013 George Bessenyei, Gregory V. Novak, and Robert S. Goggin (the “Group”) today launched their website, www.savevrml.com, to provide all stockholders access to relevant information concerning Vermillion Inc.’s (the “Company” or “Vermillion”) contested 2012 Annual Stockholder meeting (the “2012 Annual Meeting”).

The road to forcing Vermillion’s Board to schedule the annual meeting has been anything but easy, short, or smooth. Almost a year ago, on February 15, 2012, the Group announced its intention to nominate Robert S. Goggin as Director Nominee for the 2012 Annual Meeting. After a series of dodge ball tactics by the Board and Gail Page, more recently, on January 9, 2013, Bessenyei filed a complaint in the Delaware Chancery Court (“Court”), asking the Court to order the Company to call and hold an annual meeting of stockholders at the earliest practicable date. This maneuver was necessary, given what the Group believes was management’s stonewalling, to finally force the Company to abide by its own Bylaws, Delaware law and to avoid a NASDAQ delisting process, and call the 2012 meeting. After the complaint was filed, the Company finally set the meeting date for March 21st, 2013.

In order to provide more information to stockholders, the Group today launched its website. Major topics include:

-	Robert S. Goggin’s Five Point Turnaround Plan for Vermillion

-	Comprehensive analysis of OVA1 and its market potential

-	Biography of Group members

-	Timeline of events leading to the 2012 Annual Meeting

-	Compensation counter tracking the benefits provided to Vermillion Directors over the past several years, currently standing at a staggering $13,176,632

-	The Reverse Midas Touch: Chairman James S. Burns’ track record at public companies*

Visit our webpage today!

The Group’s proxy statement (the “Group Proxy Statement”), filed on January 29, 2013, is available free of charge at www.sec.gov. The Group Proxy Statement will first be sent or given to stockholders on or about February 6, 2013. Stockholders are advised to read the Group Proxy Statement and the other documents relating to the Group’s solicitation of proxies by members of the Group from stockholders of the Company for use at its 2012 Annual Meeting because they contain important information.

*(James S. Burns serves as Chairman of the Board at Vermillion; he is also a Director at Symmetry Medical, Inc. and Chief Executive Officer at AssureRx Health, Inc.)

Stockholders please contact Okapi Partners LLC

Patrick McHugh / Geoff Sorbello

(212) 297-0720

Concerned Vermillion Stockholders

T: 561-444-8180

Email: concerned_vrml@googlegroups.com

EXHIBIT 2

Visit our website: www.savevrml.com

DRASTIC CHANGE REQUIRED IMMINENTLY AT VERMILLION, INC.

Vote the WHITE Proxy Card Today to Support Our Experienced Nominee to Rebuild Shareholder Value

We are Robert S. Goggin, Gregory V. Novak, and George Bessenyei, acting together as the “Concerned Vermillion Stockholders” or the “Group.” As stockholders, among us we beneficially own a total of 250,100 shares of Vermillion (VRML) common stock.

We seek your support for the Group’s one independent director nominee at the upcoming 2012 Vermillion annual stockholder meeting. We believe that a reconstituted Board, represented by a new director whose interests are aligned with the interests of stockholders (rather than management and current Board) is strongly in the best interest of all the Company’s stockholders.

The Current Board Must Be Held Accountable For Overseeing

The Destruction of Significant Shareholder Value

The current Board has presided over a massive and consistent erosion of shareholder value.  Consider the following:

➢	Excessive Compensation – All seven current or past members of the Board have been compensated with more than $13 million in total since 2010, a figure not that much smaller than Vermillion’s entire market capitalization. Former CEO Gail S. Page alone was compensated with more than $9 million while CEO. Just as outrageously, when Page was terminated as CEO in May 2012 (but remained on the job until December 2, 2012) she collected $385,000 severance in cash in connection with said termination in addition to her compensation as CEO. Continuing to drain the coffers, after Page finally departed as CEO, the Company immediately contracted with her as a consultant at $18,000.00 per month for the next six months for only 48 hours of work a month (annualized, only 576 hours) plus additional payments should she work more than 48 hours in any given month. Annualized, this amount is a minimum of $216,000 for perhaps one-quarter of the work of a full time employee. On an hourly basis, Ms. Page will be paid far in excess of what her prior salary as CEO was, and far more, on an hourly basis than what the replacement CEO is now being paid. This is completely irresponsible.

➢	Poor Share Price Performance - From January 22, 2010, when Vermillion, Inc. emerged from bankruptcy to the date when the Group announced its intention to nominate nominees to the Board at the Annual Meeting and while Board members were collecting millions, the Company’s stock price declined by more than 90%, resulting in the destruction of over $200 million of stockholder value.

➢	Appointment of James S. Burns as Chairman of the Board - Burns, a Vermillion Board member since 2005, was appointed Chairman of the Board on September 29, 2011. Burns has been appointed to a total of three public companies’ boards (Vermillion, Inc.; Entremed, Inc.; Symmetry Medical, Inc.) At these three companies, investors lost 94%, 88%, and 45% respectively of their investments from the day he was appointed to their Boards until today (or the date of his resignation in the case of Entremed, Inc.).

➢	Stagnating OVA1 Sales - OVA1 sales did not create any value for stockholders, even though Vermillion management invested heavily in an in-house sales force and other marketing support. Over the past six fiscal quarters OVA1 sales stagnated while the supposedly experienced Board could not find a solution to improve sales.

➢	High Management Turnover – High turnover in management makes consistent strategy and execution difficult while lack of management continuity results in a lack of consistent strategy. Many talented employees like Dr. Eric Fung have left the Company in the last three years.

Visit our website: www.savevrml.com

➢	Raised $21M In Secondary Offering, Yet Insufficient Funds For PAD Clinical Trial – In our estimation, the PAD clinical trial expected to cost in the range of $10 million, depending on FDA requirements. The company closed 1Q11 with $40.2 million in cash. Today the company cannot afford to run the clinical trial on its own; cash reserves had dropped to an estimated $8 million by the end of 2012. The strategic error of excessively funding compensation and engaging in other wasteful activities, instead of saving cash for the PAD clinical trial, created an unnecessarily challenging approval process.

➢	No Meaningful OVA1 Partner Was Contracted Besides Quest Diagnostics - After nearly three years on the market, management has signed only one distribution agreement for OVA1 besides Quest. The only distributor other than Quest is Pronto Diagnostics, located in Israel. OVA1 received CE Mark approval (European Conformity) in September 2010, but so far no European partner has been contracted.

➢	The So-Called “CEO Succession Plan” - On May 15, 2012, Gail S. Page was terminated without cause as CEO. Despite the termination, she remained in the job until December 2, 2012. Page collected both her base salary and a severance package (a total of $738,000). The Company set up a “succession committee” in May, 2012, with the task of finding a new CEO. Even over eight months later, no new CEO has been found. In December 2012, Bruce Huebner, member of the Board since 2011, was appointed interim CEO. Huebner was and is a member of the search committee, presenting an obvious conflict of interest.

➢	Threatening Stockholders with a Non-Existent Poison Pill – In the latest form 10-Q, filed with the SEC, under the “actions of activist investors” heading, the Company disclosed what it deemed to be a risk of the possible triggering of the stockholder’s rights plan (aka the “Poison Pill”) relating to activities of the Group. This disclosure not only is nonsensical under the circumstances, and an effort to frighten investors in a contested election, but it also demonstrates the Board’s incompetence. In their endless crusade of threatening and fighting off stockholders, the Board has overlooked key things: first, the Group does not have beneficial ownership of Vermillion Common Stock anywhere near the 15% threshold, but second, and more importantly, the Company does not even have a stockholder rights plan. The prior stockholder rights plan expired on March 31, 2012, and no new plan was adopted by Vermillion. This disclosure is again a stunning demonstration of the mix of bad intentions and incompetence.

➢	Accumulated Deficit - According to the Company’s most recent quarterly report, since its inception, Vermillion has generated a $322 million accumulated deficit; $127 million of this loss has been accumulated under the auspices of Chairman James S. Burns who has been on the Board since 2005. The net effect of this Company, has been a massive loss of $322 million. With no retained earnings, it is the stockholders who are funding the losses.

Sometimes history is the best fortune teller. If stockholders continue to accept the status quo, we are concerned that the Company’s future will look very much like its past.  These abysmal results cannot be allowed to continue.   This Board must be held accountable.

Do Not Be Misled By the Company’s Recent Cosmetic Changes

We are pleased with the Company’s recent action to terminate Gail S. Page as CEO, which we believe was undertaken in response to our nomination of directors.  However, we do not believe this reactionary change goes far enough to address the significant issues facing the Company.  In our opinion, this action is a transparent attempt by the Board to win votes in the upcoming election contest.  When the pressure is off, what will keep the Board from returning to its past practices of complacent oversight and weak governance?

We believe the current Board has consistently failed to represent the best interests of stockholders and is responsible for the significant deterioration in stockholder value.  Given the Company's lackluster performance, a reconstituted Board is vital to the Company’s future success.  You deserve a director who will be proactive and work tirelessly to enhance value, not an insulated Board who appears only committed to doing the bare minimum in the face of stockholder pressure and to win an election contest.

Visit our website: www.savevrml.com

Our Interests Are Directly Aligned with Stockholders

This election contest is not about control, but rather it is a referendum on whether stockholders are satisfied with the performance of the Company under the incumbent Board.  Our nominee is committed to giving stockholders the opportunity to decide for themselves.

The existing Board has overseen a dramatic deterioration of the Company’s financial, operating, and stock performance.  Accordingly, we have no faith that the Company will reach profitability if the existing Board is permitted to remain in control.  Instead, we seek to elect a new, highly qualified director who will approach the situation with a fresh perspective in order to represent the best interests of all stockholders.  As stockholders, our interests are directly aligned with yours.  Our goal is to maximize value for all stockholders.

Our Nominee Will Present A Five Point Turnaround Plan

The Group has a simple, straightforward, and achievable five point plan to turn Vermillion around and create value, the plan the followings:

1.	Restore Investor Confidence
2.	Explore Alternative Cash-flow Positive Deals for OVA1
3.	Fix The Medicare Denial Rate
4.	Focus On Increasing Market Penetration
5.	Accelerate Development of PAD Test

(For detailed explanation of our plan please visit our website: www.savevrml.com)

Our Nominee Is Highly Qualified and Will Make a Difference

We selected Robert S. Goggin, III, a graduate of St. Joseph’s University and Widener University School of Law, who began his career in the Philadelphia District Attorney’s Office in 1989 as a prosecutor. Thrust directly into the courtroom, Bob’s skills sharpened through years of trial work dedicated to protecting the citizens of Philadelphia. Bob Goggin put these skills to work after leaving the DA’s office. He represented various unions including correctional officers, tradesmen, and laborers. This additional level of experience increased his litigation, reconciliation, and management abilities. Bob is a long-term Vermillion stockholder who has advocated for change in Vermillion management since early 2011; time has proven his ideas are sound.  We believe our nominee’s investment knowledge, operating experience, and network of contacts would add significant value to the Board.  Our Nominee will focus on achieving profitability and will be committed to protecting and growing the value of the Company for all stockholders.

PROTECT YOUR INVESTMENT AND VOTE THE WHITE PROXY CARD AS SOON AS POSSIBLE

By voting the WHITE proxy card you will be supporting a new, independent director who is dedicated to effecting improvements in both the Company’s operations and stock price and evaluating all opportunities to create value based on actions easily within the Company’s control.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC at (212) 297-0720 or (877) 566-1922 or email info@okapipartners.com.

EXHIBIT 3

1/31/13 Save Vermillion-The webpage of concerned Vermillion stockholders

SAVEVERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

VOTE for GOGGIN on the WHITE card!

The Compensation Counter

$13,176,632

How did we calculate?

The Reverse Midas Touch James S. Burns' Track Record At Public Companies

Save Vermillion! Enough is Enough.

We are Robert S. Goggin, Gregory V. Novak and George Bessenyei, acting together as the "Concerned Vermillion Stockholders" or the "Group." As stockholders, among us we beneficially own a total of 250,100 shares of Vermillion (VRML) common stock.

We are seeking your support for the Group's one independent director nominee at the upcoming 2012 Vermillion annual stockholder meeting. Our belief is that a reconstituted Board is strongly in the best interest of all the Company's stockholders. We believe the Vermillion Board needs dedicated stockholder representation by a new director whose interests are more closely aligned with the interests of all stockholders.

Our nominees is Robert Goggin. He is a long term Vermillion stockholder and will work to maximize stockholder value. We believe that the current Board has not acted in a manner that has benefitted the stockholders of the Company. Rather, it has collected generous compensation while stockholders have watched the value of their investments erode.

read more

News

Concerned Vermillion Stockholders Issue Letter to All Stockholders

February 1, 2013 - Drastic Change Required Imminently At Vermillion, Inc. Vote the WHITE Proxy Card Today to Support Our Experienced Nominee to Rebuild Shareholder Value

Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

January 10, 2013 - The Group nominated Robert S. Goggin as Director Nominee for the 2012 Annual Meeting almost a year ago, on February 15, 2012. The last Annual Stockholder Meeting was held on June 6, 2011, more than 18 months ago. Yet, as of today, the Company has not announced the date for its 2012 Annual Stockholder Meeting.

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

February 29, 2012 - It is time for change and a fresh start. As we have all painfully witnessed, the company is on a downward spiral to certain self-destruction in the front of our eyes, plagued by gross mismanagement.

O savevrml.com The Group I The Problem | The Plan | Interactive Timeline I News contact I disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Save Vermillion-The webpage of concerned Vermillion stockholders

SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Saws Vermillion - The Group

The Group

Members

Robert S. Goggin, III, Group Director Nominee

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29,2012 Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

A true stockholder advocate. Robert S. Goggin, III, 48 years old, is an investor, attorney in private practice (formerly serving the government as a prosecutor) and an owner and director of Keller & Goggin P.G, a law firm with offices in Philadelphia and Trenton, New Jersey. Mr. Goggin is a graduate of St. Joseph's University and Widener University School of Law. Thrust directly into the courtroom, Bob's skills sharpened through the years of trial work designed to protect the citizens of Philadelphia.

Bob Goggin put these skills to work after leaving the DA's office. He represented various unions including correctional officers, tradesmen and laborers. This additional level of experience increased his litigation, reconciliation and management abilities.

Bob's success in many cases has resulted in numerous million dollar verdicts. Goggin has been advocating for change at Vermillion since early 2011; time has proven his ideas are sound.

He will be a board member representing long term stockholders' interests.

Oxford Educated Group Members, with experience of running larger and more complex businesses than Vermillion

Gregory V. Novak, Group Member

Gregory V. Novak, 50 years old, is a lawyer in private practice and Managing Partner and CEO of Novak Druce Connolly Bove+ Quigg, LLP ("Novak Druce"), a law firm with offices in Washington, D.C., Houston, San Francisco, Silicon Valley and West Palm Beach. Mr. Novak serves as national intellectual property counsel to a number of publicly-traded corporations. He also manages Novak Druce's prominent patent re-examination practice. Mr. Novak also is a founder and director of MicroBios, Inc. ("Micro-Bios"), a privately-owned early stage company involved in the research and development of advanced microbiological solutions principally directed toward the beef, dairy and food safety industries. In 2009, Mr. Novak launched the Novak Druce Centre for Professional Service Firms at the University of Oxford's Said Business School. Mr. Novak is also a partner in HalberdCross LLC, a private equity firm, and a partner in Oxford Capital Group, a business and financial advisory firm. In addition to sponsoring the Novak Druce Centre, Mr. Novak sits on the Business Advisory Council at the University of Oxford, is a board member of the Said Business School, and is Chairman of the Global Said Business School Alumni Association. He is also an active alumnus of Rice University where he is a Community Associate at Will Rice College, sits on the Annual Fund Committee and is a Fundraising Challenge sponsor of two colleges. He also sits on the board of the Max Planck Institute Foundation, a scientific research organization.

George Bessenyei, Group Member

Entrepreneur and business leader, at 37 years old, George has over 15 years experience in corporate acquistions, crisis management, and the start-up and management ofhigh technology businesses. Graduating with a degree in Economics from Szent Istvan University in Budapest, George founded his first company while still studying. With expertise in growth planning and realization, international trade, leadership and running businesses, George helps entrepreneurs with energy and vision to become successful. George is also a respected, and published, thought leader on technologies.

George has founded and served as CEO for several technology firms, with revenues of up to $50 million per year. He currently works as a Switzerland-based investment advisor and analyst for high net worth individuals and corporations. George also holds a MBA from Oxford University.

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE

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1/31/13 Save Vermillion - The Group

EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Save Vermillion - Ownership

SAVE VERMILLION
THE WEBPAGE OF CONCERNED VERMILLION STOCKHOLDERS

The Group | The Problem | The Plan | Timeline | Contact

The Compensation Counter
$ 1 3 , 1 7 6 , 6 3 2
How did we calculate?

The Group



Ownership

Group Members' Interest Is Closely Aligned With Stockholders

Group member	VRML shares bought at open market	Average Share price	Invested amount
Robert S. Goggin	137,900	$6.16	$849,464
George Bessenyei	90,500	$4.47	$404,274
Gregory V. Novak	21,700	$4.99	$108,265
Total	**250,100**	**$5.45**	**$1,362,003**

Group Members invested $ 1.3 million of their OWN money into Vermillion. They have every incentive to increase shareholder value.

Latest news

January 10, 2013
Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012
Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

© savevrml.com

The Group | The Problem | The Plan | Interactive Timeline | News

contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Save Vermillion - Voting FAQ

SAVEVERRMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

The Group

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

The definitive proxy statement for the Group (the "Group Proxy Statement") is available at the SEC's website, www.sec.gov or here. Copies of the Proxy Statement have been or will be first sent or given to stockholders on or about February 6, 2013. The Group Proxy Statement contains important information and stockholders are urged to read it carefully. The following materials are excerpted from the Group Proxy Statement:

VOTING AND PROXY PROCEDURES

THE GROUP RECOMMENDS A VOTE FOR THE ELECTION OF THE GROUP NOMINEE BECAUSE WE BELIEVE THAT THE GROUP NOMINEE WOULD CONTRIBUTE TO THE CREATION OF STOCKHOLDER VALUE.

How do I vote by proxy?

If your shares are held in your name, you may vote by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

How do I vote shares I hold through a broker, bank or other custodian?

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the WHITE voting form and return it as requested by the firm. If the firm offers Internet or telephone rating, the voting form will contain instructions on how to access those voting methods. If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the Annual Meeting.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. "Broker non-votes" occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular proposal and the nominee holder does not have discretionary power to vote on that proposal. Because this is a "contested" meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares.

If I plan to attend the Annual Meeting, should I still submit a WHITE proxy card?

Whether or not you plan to attend the Annual Meeting, we urge you to submit a WHITE proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

What if I want to revoke my proxy?

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

What should I do if I receive a proxy card solicited by the Company?

If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a proxy card to the Company, you may revoke it and provide your support to the Group Nominee by signing, dating and returning the enclosed WHITE proxy card.

Who can vote?

Only holders of record of Common Stock on the record date established by the Board of Directors for the Annual Meeting (the

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"Record Date") are entitled to vote at the Annual Meeting. The Board of Directors has established January 24, 2013 as the Record Date for voting at the Annual Meeting. If you are a stockholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

What is the required quorum?

According to the Company's bylaws, the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitute a quorum. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

What vote is required?

Assuming a quorum is present in person or by proxy at the Annual Meeting:

• In a contested election where the number of director nominees exceeds the number of directors to be elected, directors are elected by a plurality of the votes cast, meaning that the nominee receiving the highest number of affirmative votes of the outstanding shares of common stock, present or by proxy, would be elected. Votes withheld from a particular nominee and broker non-votes will be counted for purposes of determining whether a quorum exists but, because directors are elected by a plurality vote, will have no impact on the vote with respect to that nominee.

• To be ratified, the selection of BDO USA, LLP as the Company's independent registered public accounting firm must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions from voting and broker non-votes will be counted for purposes of determining whether a quorum exists but will have no impact on the vote to ratify BDO USA, LLP as the Company's independent registered public accounting firm.

• To be approved, the non-binding resolution to approve the compensation of the Company's Named Executive Officers must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions from voting and broker non-votes will be counted for purposes of determining whether a quorum exists but will have no impact on the vote to approve the compensation of the Named Executive Officers.

• To be approved, the amendment and restatement of the 2010 Plan for the purpose of increasing the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions from voting and broker non-votes will be counted for purposes of determining whether a quorum exists but will have no impact on the vote to approve the amendment and restatement of the 2010 Plan.

How will my shares be voted?

Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted in accordance with the recommendations made in this Proxy Statement unless you indicate otherwise on the proxy card. Except as set forth in this Proxy Statement, the Group is not aware of any other matter to be considered at the Annual Meeting. However, if the Group learns of any other proposals made at a reasonable time before the Annual Meeting, the Group will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Group will vote such proxies in their discretion.

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Save Vermillion - Leadership

SAVE VERMILLION
THE WEBPAGE OF CONCERNED VERMILLION STOCKHOLDERS

The Group | The Problem | The Plan | Timeline | Contact

The Compensation Counter
$ 1 3 , 1 7 6 , 6 3 2
How did we calculate?

The Problem



Latest news

January 10, 2013
Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012
Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

The Problem

Leadership

We strongly believe that virtually all of the current problems of Vermillion ("Company") can be traced back to the dysfunctional Board of Directors ("Board"), which we beleive has shown a systematic pattern of looking out for itself rather than for shareholders. The result has been unsurprising — massive erosion of value while management has handsomely lined its own pockets. To be sure, there are other companies in the healthcare and biotech fields that have experienced setbacks resulting in a low market value, for example, as a result of FDA rejections or other unforeseeable regulatory issues. That is simply not the case here – we believe the current low valuation of the Company and its dangerously shortage of cash position is the result of continual mismanagement, which would have been avoided by a competent and ethical functioning Board.

Let us provide you an overview of the main leadership problems that we see:

1. Incompetent planning and execution

During its emergence from bankruptcy 2009, the Company's self-proclaimed experts used all their purported skills to arrive on what ended up being an outrageous, pie-in-the-sky sales forecast for OVA1 (the Company's FDA approved ovarian cancer test). The persons who signed off on the forecast were none other than James S. Burns (current Chairman of the Board), Gail S. Page (current consultant, and formerly the CEO, President and Board member) and another current Director. As is representative of this group, Burns himself claims "over 30 years of executive experience in the pharmaceutical, biotechnology, and diagnostic fields"[1]. Using his 30 years of experience, combined with Page's supposed experience in launching tests, they came up with the following revenue forecast[2] (compared with the later actual revenue[3]):


$35 000 000
$30 000 000
$25 000 000
$20 000 000
$15 000 000
$10 000 000
$5 000 000
$-
2010
2011
Forecast
Actual Revenue

After missing 95-96% of his own forecast (or, put more directly, achieving less than one twentieth of his stated goal), we seriously question what kind of expertise that Chairman Burns actually provides to the Board.

However, Burns and others not being able to accurately forecast OVA1 sales would not have been disastrous alone. A functional Board recognizes the mistakes, intervenes and adjusts the course. But we beleive that did not happen here – instead, as we have seen too often, we beleive the Board let CEO Page continue throwing good money after bad, resulting in the current situation where the Company's self-described "cash runway" does not even extend for a single year.


Cash level

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1/31/13 Save Vermillion - Leadership


$45 000 000
$40 000 000
$35 000 000
$30 000 000
$25 000 000
$20 000 000
$15 000 000
$10 000 000
$5 000 000
$0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

4Q12 figure is estimated

Meanwhile OVA1 sales continue to stagnate with no visible plan in sight. We believe that the Board repeatedly failed to intervene adequately when problems were much less challenging to solve.


Number of sold OVA1 tests
4 500
4 000
3 500
3 000
2 500
2 000
1 500
1 000
500
0
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12

2. Excessive compensation

Let us be blunt: total compensation of Page and the Board members since 2010 has been **$13,176,632**. To put this in perspective, this compensation was made for a company with a market valuation that has been decimated over these same years and now rests below $30 million (with revenue of less than $2 million). On a relative scale, this is equivalent to Apple executives awarding themselves compensation of over $200 billion!


$14 000 000
$12 000 000
$10 000 000
$8 000 000
$6 000 000
$4 000 000
$2 000 000
$-
Board's compensation
R&D spending
Product revenue

2010-2012 data, not including 4Q12

These figures speak for themselves. But defending the indefensible, the Company purports to justify these figures by

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telling investors that it includes a one-time item when coming out from bankruptcy. While technically true, we are at a loss to understand how this supports the Board's action. The $5 million in cash that Page, Burns and another Director received when coming out of bankruptcy would make a world of difference if it was still at the disposal of the Company. And, if the 1:2 ratio of compensation to market capitalization were not bad enough, the icing on the cake is this: on the top of everything else, the Company made a $385,000 severance payment to former CEO Gail S. Page , and then turned around and hired her as a "consultant" such that she will continue draining company's coffers. Again, Chairman Burns approved the actions leading to the severance payment. The Group now questions the appropriateness of the decision.

3. Alienating institutional investors

It was apparent in early 2011 that the business plan of the Company had to be changed. Several stockholders, like Group Members Bessenyei and Goggin, and the Company's then largest stockholder Manchester Management[4], expressed their dissatisfaction. However, the Board ignored all the advice and warnings, and sent a letter to Manchester Management[5] mentioning the Company's "Poison Pill" provision, which is hard to be seen as other than a direct threat to Manchester, which at that time was a 9% owner of Vermillion.

We do not think it is a coincidence that all the reported institutional investment fund stockholders (Manchester Management, Pike Capital, SAC Capital) liquidated their positions and no new reported institutional players have come to the table since. And the current desperate fight being waged by the Board against the Group is also sending warning signs to prospective investors.


Vermillion Inc., share price since emerging from bankruptcy
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Nov-12

4. Lack of transparency and misleading investors

Almost everything that this Company does is presented to investors, in our opinion, like it is a CIA covert operation, with the Board embracing a "trust me" attitude that less information is better for everybody. Such blind trust is particularly hard to earn when the management has destroyed more than 90% of Vermillion's market value in the last few years. Of course, the market has an efficient mechanism for dealing with such ambiguity: it assumes the worst, punishing the Company's stockholders.

5. Disfranchisement of stockholders

Recently, the Board effectively disfranchised all approximately 5,000 beneficial owners of Vermillion's common stock by eliminating a Board seat just weeks before the initial date that the contested Annual Stockholder Meeting was originally intended to be held. This defensive tactic by entrenched management decreased the ability of stockholders to have a meaningful say in the Board of Vermillion (and most notably, to effect change) by electing two directors instead of one. To make it worse, the Board actively paraded the successful disfranchisement in press releases on November 19 & 27, 2012, as if this "victory" of silencing the owners were something shareholders should be proud of. We believe that such actions alienate the investment public, and that thoughtful long term investors are hesitant to invest into a company where directors are actively fighting off stockholders with frequent bylaw changes.[6]

[1] Source: http://www.assurerxhealth.com/leadership-team.

[2] Link to reprint of pages 136-138 of DISCLOSURE STATEMENT FOR DEBTOR'S FIRST AMENDED PLAN OF

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REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, EXHIBIT "C-1". Filed by Vermillion In the United States Bankruptcy Court for the District of Delaware on December 3, 2009

3 Link to reprint of page 46 of 10-K Annual report pursuant to section 13 and 15(d). Filed by Vermillion with the SEC on 03/27/2012 for the period ending 12/31/2011.

4 Link to reprint of page 11-17 of SEC Schedule 13D filed to report acquisition of beneficial ownership of 5% or more of a class of equity securities. Filed by Manchester Management with the SEC on 04/18/2011.

5 Link to Exhibit D, Schedule 13D, VERMILLION, INC. Filed by Manchester Management with the SEC on 04/18/11.

6 Two members of the Group, Bessenyei and Goggin (the "Plaintiffs"), filed a complaint with the Court of Chancery of the State of Delaware (the "Court") on May 25, 2012 requesting declaratory and injunctive relief to void the Amendment and reinstate the seventh seat on the Board, alleging, among other things, that the Amendment was invalid and improper, and that the members of the Board breached their fiduciary duties and otherwise violated applicable Delaware law when they approved the Amendment (the "Delaware Litigatioan"). The Company filed a motion to dismiss the Plaintiffs complaint on procedural grounds alleging that the required verification of the amended complaint was improperly notarized. The Court granted this motion to dismiss on November 16, 2012 without reaching the merits of the substantive allegations set forth in the complaint. On December 10, 2012, the Plaintiffs filed a notice of appeal of the Court's decision to the Delaware Supreme Court (the "Appeal"). It is expected that no decision with respect to the Appeal will be issued until following the date of the Annual Meeting. The Plaintiffs have not, and do not expect to, request the Delaware court to issue an order delaying the Annual Meeting until the Delaware Supreme Court issues its decision on the Appeal. As a result, the Amendment remains in full force and effect, and therefore, there is only one Class III director position to be filled by the vote of the Company's stockholders at the Annual Meeting. Following the release of the Court's decision, the Group decided that it will nominate Mr. Goggin for election as the sole Class III director of the Company. Should the Plaintiffs be successful in the Appeal and trial on the merits following success on the Appeal, they expect to request that the Court, among other things, order the Company to call for a special meeting of the stockholders to elect a director to fill the resulting vacancy on the Board and prohibit the Board from otherwise filling such vacancy.

savevrml.com The Group I The Problem | The Plan | Interactive Timeline I News contact I disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 James S. Burns

The Problem



Latest news

January 10, 2013
Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012
Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

The Problem

James S. Burns, Chairman of the Board of Directors at Vermillion

While much media and stockholder attention has been focused on the poor performance of former CEO Gail Page (and the inverted relationship between her compensation and performance), Page did not destroy this company's valuation on her own. For over three years, the Board, and in particular Chairman James S. Burns, enabled and facilitated Page.

After extensive conversations with numerous people familiar with both Mr. Burns and the Company, we have formed the following opinion: As long as Burns remains in his Board position, the Company will be unable to attract the talent it needs and deserves, particularly at higher levels of management. In addition, we believe that Burns is currently preoccupied with duties attendant to the company he is primarily involved with, AssureRx Health, Inc., which we believes leaves him without the necessary time to give Vermillion the attention it so desperately needs. We encourage Mr. Burns to take a hard and honest look at his track record at Vermillion, and to voluntarily step down for the benefit of all stockholders.

Nor does an examination of Burns' record suggest that he is the best choice to oversee public companies. As President and CEO of AssureRX Health Inc., James S. Burns claims on its webpage[1] that *"[He] has over 30 years of executive experience in the pharmaceutical, biotechnology, and diagnostic fields."* We encourage shareholders to examine how those companies have fared.

The Reverse Midas Touch: Burns' Track Record At Public Companies

Company	Position	Appointed to the Board	Resigned	Share Performance
Entermed, Inc. (Nasdaq: ENMD)	President & CEO	06/16/2004	12/12/2008	88% loss ($2.14 to $0.25)
Symmetry Medical, Inc. (NYSE: SMA)	Director	04/27/2006	still on the Board	45% loss ($19.90 to $10.80)
Vermillion, Inc. (Nasdaq: VRML)	Chairman	06/08/2005	still on the Board	94% loss ($25.40 to $1.27)

The table above depict Burns' track record at all public companies for which he was (or is) a Director, CEO or Chairman. We are not aware of any other public company where Burns has served on the Board. All data is as reported by NASDAQ or the NYSE on January 31, 2013, as applicable, and is derived from publicly available sources. Vermillion share price is listed since emerging from bankruptcy.

Burns' Compensation at Vermillion

Chairman Burns' compensation at Vermillion totaled $1,729,106 for 2010 and 2011[2]. During this period of his leadership on the Board, Vermillion has lost over 90% of its stock market valuation as of the date of this posting.

Chairman Burns Must Resign

The Group strongly believes that Vermillion will never see significant recovery with Burns as Chairman. When elected, Group nominee Robert Goggin expects to present the Board with alternative candidates for Chairman who will advocate necessary changes to restore corporate governance. The Group and Mr. Goggin are actively exploring alternative candidates for Chairman, and, as of the date of this posting, have identified and commenced very preliminary discussions with highly qualified candidates.

[1] Source: http://www.assurerxhealth.com/leadership-team

[2] Link to reprint of Page 12 of DEF 14A Definitive proxy statements Filed on 04/28/2011 Filed Period 06/06/2011 and reprint of page 13 of PREC14A Preliminary proxy statement in connection with contested solicitations Filed on 04/25/2012

© savevrml.com

The Group | The Problem | The Plan | Interactive Timeline | News

contact | disclaimer

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1/31/13 James S. Burns

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Gail S. Page

The Problem



The Problem

Gail S. Page, Former Vermillion President & Chief Executive Officer (currently "consultant")

The performance of Gail S. Page at Vermillion speaks for itself. Page has frequently been criticized in the press and by fellow stockholders, and there is little need to add our voices to the chorus. Suffice it to say, we believe that what we see as her innumerable instances of mismanagement, poor corporate governance, and self-serving policies (including the rewarding of her gross mismanagement in the form of executive compensation to the tune of millions of dollars) have resulted in hundreds of millions of dollars in losses for investors, to say nothing of the departures of some very talented people from the Company.

If more detail is desired, Group member George Bessenyei has written extensively about the mistakes of Page and the Board on the Seeking Alpha website in two articles: "Vermillion: Turning the Page Over" and "Vermillion Hijacked". A recent Austin Business Journal article[1] also discusses Page's poor performance in detail.

For present purposes, we shall focus on one point. The fact that Page remained CEO until recently, after years of underperformance and her supposed termination without cause in May, speaks volumes and we beleive is reflective of precisely the entrenchment and self-serving interests that have infected Vermillion leadership. Her $8,354,857 compensation for 2010 and 2011[2] makes clear the Board's motives and who they seek to protect. In addition, Page collected her prorated portion of her $385,000 annual base salary until the day of her resignation plus $385,000 in severance pay for 2012, as highlighted in a recent letter from the Group to the Board. After leaving as CEO she was immediately rehired from December 3,2012 as a consultant, with pay roughly on par with that of the interim CEO.

Page's performance as CEO:[3]


Vermillion Inc., share price since emerging from bankruptcy
40
35
30
25
20
15
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0
Jan-10
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[1] November 2-8, 2012, Volume 32, No. 35, by Christopher Calnan, Neither the Austin Business Journal nor Mr. Calnan has consented to inclusion of this article in the Group's proxy solicitation materials.

[2] Link to reprint of page 28 from PRER14A Preliminary revised proxy soliciting materials Filed on 05/17/2012 by Vermillion with the SEC

[3] Based on data as reported by NASDAQ and is derived from publicly available sources.

Latest news

January 10, 2013
Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012
Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

© savevrml.com

The Group | The Problem | The Plan | Interactive Timeline | News

contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE

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1/31/13 Gail S. Page

EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://WWW.SEC.GOV.

they contain important information, including information relating to the participants in such proxy solicitation. the proxy statement has been or will be first sent or given to vermillion, inc. stockholders on or about FEBRUARY 6, 2013 and also is available at no charge at the securities and exchange commission's website at http://www.sec.gov.

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1/31/13 Save Vermillion - The Plan

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

The Plan

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

5 Point Turnaround Plan

The Group has a simple, straightforward, and achievable five point plan to turn Vermillion around and create value.

When elected, Bob Goggin will present to the Board a roster of fully qualified CEO candidates who will sens the interests of the stockholders. Mr. Goggin will also strongly advocate for a new Chairman of the Board, and call for the resignation of the current Chairman. The Group and Mr. Goggin already have been actively exploring alternative candidates for CEO and Chairman; as of the date of this posting, they have identified several highly qualified candidates and have commenced preliminary discussions with them.

1. Restore Investor Confidence

When the Board recently eliminated a seat just weeks before the originally scheduled date for the 2012 Annual Stockholder Meeting, it effectively disfranchised the approximately 5,000 beneficial owners of common stock. The loss of the seat decreased the ability of stockholders to have a meaningful say in the management of Vermillion, because they now can only elect one new director rather than two. To make matters worse, the company has trumpeted this disfranchisement in press releases on November 19 and 27, 2012, as if retaining management's current self-serving control were something of which to be proud.- We believe that such actions alienate the investing public. We also believe that long-term investors are hesitant to invest in a company where directors are actively fighting off stockholders with frequent bylaw changes. The attitude of the Board toward stockholders must radically change. Mr. Goggin will relentlessly push for this change.

Once these necessary changes in leadership and attitude are complete, we believe that previous investors will start coming back to the Company, and new investors will take interest. This will result in more demand for shares and a higher market valuation.

2. Explore Alternative Cash-flow Positive Deals for OVA1

OVA1 is a product with unmatched sensitivity. Group member George Bessenyei spent months researching its strengths, and wrote a detailed white paper explaining its advantages in October, 2011. Although the reimbursement issues with Medicare had not been fully disclosed by management at that time, Mr. Bessenyei's analysis of and positive conclusions regarding the product are still valid. In particular, we believe that the paper's estimation that the addressable US market size is about 700,000 tests per year remains accurate.

At present, only about half of the US market is exclusively licensed to Quest Diagnostics, Inc. That leaves a huge, untapped market share open to new licensing. With honest and capable management in place, Vermillion will be able to proactively seek new partners for the hospital systems and other areas not covered by the Quest agreement. We believe the potential here remains enormous.

OVA1 has both a CE mark and a European Patent, making it ready to sell in the European Union. The Company has long overlooked the European licensing possibilities, something that Bob Goggin will change when on the Board. We believe that both domestic and international licensing can provide the necessary cash injection to promote profitability and growth.

3. Fix The Medicare Denial Rate

Medicare still covers OVA1 only for two ICD-9 diagnosis codes. This makes it difficult to gain reimbursement for many administered tests, causing significant challenges to improving sales.

There are tested and proven ways to extend Medicare coverage for more ICD-9 codes, which would enable higher OVA1 sales. Vermillion has to request a Local Coverage Determination (LCD) reconsideration in order to extend the ICD-9 coverage. Bob Goggin will press for immediate action in this regard.

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1/31/18 Save Vermillion - The Plan

4. Focus on increasing Market Penetration

The current Vermillion management talks a lot about obtaining private payer coverage, and about how this would be really beneficial for all stockholders. Aetna is expected to review its policy in April 2013. Other companies usually do their annual reviews during the fourth quarter. We believe that OVA1 has a good chance of obtaining reimbursement from many third-party payers — especially after the peer-reviewed publication of the OVA500 study.

Nevertheless, the current management focus appears to be only been on the already-covered market, where no reimbursement obstacle exists. According to the Company, 95 million people are currently insured; approximately 0.5% of women experience adnexal masses. This yields a patient market of approximately 475,000— one that is already fully insured. Despite the size of this estimated market, the Company is only selling about 17,000 tests per year. It has had practically zero growth throughout 2012.

This failure to capitalize on a significant market cannot be excused. After a permanent CEO is appointed who understands this issue, he or she can initiate actions that promote a major increase in penetration of the existing available market.

5. Accelerate Development of PAD Test

The Company has been tight-lipped about any communication with the FDA, but we believe that a clinical trial is probably needed to get FDA approval of the PAD (Vasclir) test. We estimate that the cost of such a trial could be in the range of $10 million. Partnering with companies like Roche or Siemens is difficult at this point, due to the exclusivity agreement with Quest Diagnostics. Moreover, Quest does not seem to be willing to finance the PAD clinical trial.

Developing PAD is very capital-intensive. Therefore, Vermillion may have to wait until its market valuation recovers in order to raise the necessary capital on beneficial terms. If the vision above is acted upon by new management that is honest and capable, we believe that recovery will happen quite quickly.

1 Two members of the Group, Bessenyei and Goggin (the "Plaintiffs"), filed a complaint with the Court of Chancery of the State of Delaware (the "Court") on May 25, 2012 requesting declaratory and injunctive relief to void the Amendment and reinstate the seventh seat on the Board, alleging, among other things, that the Amendment was invalid and improper, and that the members of the Board breached their fiduciary duties and otherwise violated applicable Delaware law when they approved the Amendment (the "Delaware Litigatioan"). The Company filed a motion to dismiss the Plaintiffs complaint on procedural grounds alleging that the required verification of the amended complaint was improperly notarized. The Court granted this motion to dismiss on November 16, 2012 without reaching the merits of the substantive allegations set forth in the complaint. On December 10, 2012, the Plaintiffs filed a notice of appeal of the Court's decision to the Delaware Supreme Court (the "Appeal"). It is expected that no decision with respect to the Appeal will be issued until following the date of the Annual Meeting. The Plaintiffs have not, and do not expect to, request the Delaware court to issue an order delaying the Annual Meeting until the Delaware Supreme Court issues its decision on the Appeal. As a result, the Amendment remains in full force and effect, and therefore, there is only one Class III director position to be filled by the vote of the Company's stockholders at the Annual Meeting. Following the release of the Court's decision, the Group decided that it will nominate Mr. Goggin for election as the sole Class III director of the Company. Should the Plaintiffs be successful in the Appeal and trial on the merits following success on the Appeal, they expect to request that the Court, among other things, order the Company to call for a special meeting of the stockholders to elect a director to fill the resulting vacancy on the Board and prohibit the Board from otherwise filling such vacancy.

savevrml.com The Group I The Problem | The Plan | Interactive Timeline I News contact I disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

savevrml.com/the-plan 2/2

1/31/13 Save Vermillion - OVA1 Blows Away The Competition

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

The Plan

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

OVA1 Blows Away The Competition

To understand the heretofore untapped potential of OVA 1, it is necessary to understand both the procedure and the significant advantages it enjoys over the limited competition in the ovarian cancer detection space.

What is OVAl?

The procedure for detecting and treating ovarian cancer is a very complex, multi-stage operation. Patients are initially screened for the presence of an adnexal mass. If such mass is detected, it is generally unknown whether the mass is cancerous or benign. A very high percentage of such masses are benign, and because of this, a woman typically selects her primary ob/gyn doctor to perform an operation to remove the mass. This approach is not without risk — in the case where the mass is in fact cancerous, numerous studies have shown a significant benefit in having a specially trained gynecological oncologist perform the operation. By way of example, the case of an advanced disease, treatment by an oncologist has been demonstrated to improve five-year survival rate. However, because of the patient's familiarity with her primary doctor, the paucity of trained gynecological oncologists (there are only a few hundred nation-wise), convenience, and cost issues, it is easy for a woman to simply select her ob/gyn because it is so likely the case that the mass is benign and that the specialized treatment is unnecessary.

OVA1 introduces a dramatic improvement by providing targeted information that a woman diagnosed with a mass can make a more educated decision about treatment options and selection of doctors. When a patient is tested with OVA1, a high score correlates with a high chance of cancer, and vice versa. While it is possible that a high score can result even from a benign mass (i.e., a false positive is recorded), the impressive negative predictive value of the OVA1 test of the OVA1 test (more on this below) means that women with low scores can relatively safely elect an ob/gyn operation. It is thus readily apparent that OVA1 provides patients with extremely crucial information that may be used to avoid the situation where a cancerous tumor is removed by a doctor not specialized in such treatment.

The benefits apparent, the next issue in evaluating the market potential for OVA1 is looking at statistics regarding the prevalence of adnexal masses in the United States. There is sparse data on this issue, but the information the Concerned Vermillion Shareholders have gathered to date suggests that the market size is huge: for example, a publication from 1994, (which actually refers to small-scale data from 1989 and 1992) estimates there were 160,000- 289,000 operations per year.

A more recent 2006 report from the Agency for Healthcare Research and Quality (AHRQ) estimates that the figure is even higher — something in the range of 700,000 surgeries or more annually. Next, noted biotechnology journalist Adam Feurstein has estimated that the US market size for OVA1 is $100 million, which translates to about 153,000 tests calculated with the $650 list price. Finally, Vermillion and Quest Diagnostics estimate one million tests per year. Regardless of which of these figures is accepted, it is undeniable that the market opportunity here is orders of magnitude higher than Vermillion's current market capitalization, a discrepancy that able and capable management can ameliorate.

OVA1 Buries the Competition

Given the enormous market potential and tangible benefits of OVA1, the final hurdle to consider in addressing Vermillion's revenue and profit potentials is to consider what alternatives there are to OVA1 testing. A brief review of the landscape confirms that OVA1 is in a position of potential market dominance.

The oldest similar test on the market is CA125. ft is widely used, despite the fact that it is not even approved by the FDA for either screening or testing malignancies before operations. Sales are reported to be at two to three million tests yearly in the United States (a fact which only confirms that the high end of OVAI's market size estimates may be more reasonable than the lower end). Priced at around $100, CA125 is cheap, but, as one might suspect given the lack of FDA approval, CA125 has a major shortcoming: it is not nearly as effective as OVA1 and it misses a lot of cancers. It has an average 77% sensitivity, compared to 94% for OVA1 tests. Consequently, patients face significantly greater risk when relying on a CA125 "negative", and utilization of this procedure for what are ultimately cancerous tumors may lead to failed operations, the need for a second operation, and even decreased survival rates. In short, we believe that CA125 is not a viable competitor.

Sensitivity of Different Ovarian Cancer Tests for Stage I EOC (higher is better)

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1/31/13 Save Vermillion - OVA1 Blows Away The Competition


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
OVA1
CA125
ROMA

That leaves just Fujirebio's ROMA, a similar test using a different biomarker (HE4). ROMA received FDA approval , and most peer reviewed publications have noted that ROMA does perform more reliably than CA125. It has never been specifically tested one-on-one against OVA1. However, ROMA still falls short when it comes to accurate positive cancer assessments. According to the peer-reviewed article published in the Green Journal on ROMA, ROMA is inferior in detecting early-stage (Stage I) epithelial ovarian cancer (EOC); whereas OVA1 found 97.5% of the malignant tumors, compared to the 75% of ROMA and 50% of CA125[1]. This is the deadliest form of ovarian cancer, often cited as the most worrying for both physicians and patients, so this shortcoming is of particularly acute importance. Late-stage (Stage III or IV) EOC patients (and early stage EOC patients can become late stage patients if the initial test returns a false negative) have only a 20-30% survival rate over five years, but if cancer is found in Stage I, it has a 90-95% probability of cure. There is no doubt that OVA1 can help save countless lives in EOC cases. In short, considering the lower sensitivity of ROMA, we do not believe it can mount any serious challenge to OVA1.

Ask Your Wife, Sister, or Mother!

If the above data were not in and of itself compelling, we invite investors to take an informal survey with the women in their lives close to them. Tell them that there are three tests to choose from for detecting ovarian cancer. OVA1 is proven to be the most accurate one. Which test would she prefer her doctor to use? To be fair, also tell her that she might get better care than what she actually needed (in case of a false positive), by being referred to an oncologist instead of to a general ob/gyn. However, she can be nearly 100% sure that any such cancer will not be missed. We believe that no woman, if the product is available and affordable at her doctor's office, would choose anything else but OVA1.

OVA1 simply blows away the competition!

Once Bob Goggin is a newly elected Board member, he will push for the necessary changes in personnel so investors can finally reap the benefit of this unique opportunity.

[1] Source: Am J Obstet Gynecol. 2008 Sep;199(3):215-23. doi: 10.1016/j.ajog.2008.04.009. Epub 2008 May 12. The early detection of ovarian cancer: from traditional methods to proteomics. Can we really do better than serum CA-125? Nossov V, Amneus M, Su F, Lang J, Janco JM, Reddy ST, Farias-Eisner R. Department of Obstetrics and Gynecology, University of California, Los Angeles, Medical Center, Los Angeles, CA 90095-1740, USA.

Obstetrics & Gynecology: August 2011 - Volume 118 - Issue 2, Part 1 - pp 280-288 Evaluation of the Diagnostic Accuracy of the Risk of Ovarian Malignancy Algorithm in Women With a Pelvic Mass Moore, Richard G. MD; Miller, M. Craig BSc; Disilvestro, Paul MD; Landrum, Lisa M. MD; Gajewski, Walter MD; Ball, John J. MD; Skates, Steven J. PhD

Obstetrics & Gynecology: June 2011 - Volume 117 - Issue 6 - pp 1289-1297 Effectiveness of a Multivariate Index Assay in the Preoperative Assessment of Ovarian Tumors Ueland, Frederick R. MD; Desimone, Christopher P. MD; Seamon, Leigh G. DO; Miller, Rachel A. MD; Goodrich, Scott MD; Podzielinski, Iwona MD; Sokoll, Lori PhD; Smith, Alan MS; van Nagell, John R. Jr MD; Zhang, Zhen PhD

Neither the publishing journals nor the authors have consented to inclusion of articles in the Group's proxy solicitation materials.

© savevrml.com

The Group | The Problem | The Plan | Interactive Timeline | News

contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES

savevrml.com/ova1 2/3

22/31/13 Save Vermillion - Interactive Timeline

(THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://WWW.SEC.GOV.

BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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1/31/13 Save Vermillion - Interactive Timeline

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

Timeline

The Compensation Counter

$13,176,632

How did we calculate?

Interactive Timeline

Latest news

January 10,2013

Vermillion's Board WrongfullyContinues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29,2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

D. The Company sets the date of the Annual Meeting for March 21, 2013.

1/18/2013 C. Bessenyei files complaint in Delaware, asking the Court to order the Company to call and hold an annual meeting of stockholders at the earliest practicable date 1/9/2013

B. NASDAQ sends a "Delisting

Notice" notifying the Company that it was not in compliance with NASDAQ's Listing Rule 5620(a), which requires the Company to hold an annual meeting of stockholders no later than one year after the end of the Company's fiscal year-end 1/3/2013

A. Bessenyei sends a letter to the Company, about the Company's failure to set a date for the Annual Meeting

1Link to reprint of pages 136-138 of DISCLOSURE STATEMENT FOR DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, EXHIBIT "C-1" , filed by Vermillion IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE on December 3, 2009

2 Link to reprint of page 46 of 10-K Annual report pursuant to section 13 and 15(d) Filed on 03/27/2012 Filed Period 12/31/2011 by Vermillion with the SEC

3 Link to Reprint of page 83 from S-1 General form of registration statement for all companies including face-amount certificate companies Filed on 01/21/2011 filed by Vermillion with the SEC

4 Link to reprint of page 11-17 of SC 13D Schedule filed to report acquisition of beneficial ownership of 5% or more of a class of equity securities Filed on 04/18/2011 filed by Manchester Management with the SEC

5 November 2-8, 2012, Volume 32, No. 35, by Christopher Calnan, neither the Austin Business Journal nor Mr. Calnan has consented to inclusion of this article in the Group's proxy solicitation materials.

6 November 14, 2012, 10:12am CST, online edition by Christopher Calnan, neither the Austin Business Journal nor Mr. Calnan has consented to inclusion of this article in the Group's proxy solicitation materials.

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND

savevrml.com/timeline 1/2

1/31/13 Save Vermillion - Interactive Timeline

TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

savevrml.com/timeline 2/2

SAVE VERMILLION

THE WEBPAGE OF CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

Timeline

The Compensation Counter

$13,176,632

How did we calculate?

interactive Timeline

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012 Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

D. The Company sets the date of the Annual Meeting for March 21, 2013.

C. Bessenyei files complaint in Delaware, asking the Court to order the Company to call and hold an annual meeting of stockholders at the earliest practicable date

1/9/2013

B. NASDAQ sends a "Delisting Notice" notifying the Company that it was not in compliance with NASDAQ's Listing Rule 5620(a), which requires the Company to hold an annual meeting of stockholders no later than one year after the end of the Company's fiscal year-end

1/3/2013

A. Bessenyei sends a letter to the Company, about the Company's failure to set a date for the Annual Meeting

Interactive Timline webpage texts: "12/3/2009",

"Vermillion provides sales forecast for OVA1",

"Expects: $9.7 million (2010) and $34 million (2011) 1

Sales turned out to be $308,000 (2010) and $1,469,000 (2011) 2

Page, Burns and another Director signs off the forecast."],

["1/22/2010",

"Vermillion Emerges from Bankruptcy", ""],

["3/12/2010",

"Medicare Establishes Reimbursement Coverage for OVA1", ""],

["7/6/2010",

"Vermillion Announces Relisting on Nasdaq", ""],

["12/14/2010",

"Gail S. Page sells 45,000 of her own shares at $5.92/share", ""],

["2/15/2011",

"Vermillion announces public offering for $21.8 million ($5.45/share)", "Page offers 100,000 of her own shares in Over-Allotment Option 3 , but because of the lack of demand she could not sell any."],

["4/11/2011",

"Manchester Management Company LLC sends letter to the Board", "The stockholder owning 9.2% of the company sharply criticizes 4 Page and the Board"],

["10/3/2011",

"Board agrees to pay Page's taxes",

"Despite her multimillion dollar cash bonus and investor losses, the Board agreed make tax gross-up payments to Ms. Page in connection with the 85,000 RSUs granted to her on March 18, 2011."],

["10/5/2011",

"Vermillion CFO steps down ",

"Two days after the payment to Page of the tax gross-up payments"], ["11/2/2011",

"Dr. Eric Fung, Chief Scientific Officer resigns ",

""],

["11/10/2011",

"Manchester Management Company announces that it had liquidated the bulk of its Vermillion holding",

""],

["12/15/2011",

"Bessenyei publishes letter to stockholders",

"Accusing Page of withholding material information from stockholders"], ["12/20/2011",

"Vermillion: Turning the Page Over",

"Seeking Alpha article from George Bessenyei"],

["1/2/2012", "Vermillion Hijacked",

" Seeking Alpha article from George Bessenyei"], ["2/29/2012",

"Concerned Vermillion Stockholders Announce Nomination of New Members

to the Board of Directors of Vermillion, Inc.",

"Nominees are Robert S. Goggin and Gregory V. Novak"],

["5/15/2012",

"Vermillion announces the termination of Page and the elimination of her Board seat",

"Board makes desperate decision to disfranchise stockholders by preventing them from electing two new directors and leaving the stockholders with the opportunity to elect only one new director."],

["5/25/2012",

"Bessenyei and Goggin files a lawsuit in Delaware",

" Disputing the elimination of the contested Board seat. Court schedules trial for 7/31/2012'"],

["7/26/2012",

"Vermillion files a motion to dismiss the lawsuit", "Court postpones trial"],

["10/12/2012",

"Vermillion repays $5.9 million forgivable loan to Quest Diagnostics",

""],

["10/16/2012",

"Concerned Vermillion Stockholders comment on repayment of Quest debt",

""],

["10/22/2012",

"Concerned Vermillion Stockholders send letter to the Board",

" Opposing inaction in regard to a potential M&A or licensing transaction with a diagnostic company"],

["11/2/2012", "Vermillion Under Fire",

"Austin Business Journal publishes article [5][? Reference is not clear to me.] "], ["11/13/2012",

"Concerned Vermillion Stockholders send letter to Board",

" Criticizing Page's severance package and the Board's inaction"],

["11/14/2012",

"Vermillion group questions CEO's severance package", " Article from the Austin Business Journal 6 "],

["11/16/2012",

"Delaware Court dismisses lawsuit on a procedural issue", "Concerned Vermillion Stockholders issue letter to stockholders"],

["11/28/2012",

"Gynecologic Oncology Publishes New Clinical Study", "Showing Positive Performance of OVA1"],

["12/26/2012",

"Bessenyei sends a letter to the Company,",

"about the Company's failure to set a date for the Annual Meeting"],

["1/3/2013",

"NASDAQ sends a \"Delisting Notice\"",

"notifying the Company that it was not in compliance with NASDAQ's Listing Rule 5620(a), which requires the Company to hold an annual meeting of stockholders no later than one year after the end of the Company's fiscal year-end"],

["1/9/2013",

"Bessenyei files complaint in Delaware,",

"asking the Court to order the Company to call and hold an annual meeting of stockholders at the earliest practicable date"],

["1/18/2013",

"The Company sets the date of the Annual Meeting for March 21, 2013.",

1/31/13 Save Vermillion-How do we calculate?

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

How do we calculate?

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

The Compensation Counter

How did we calculate?

1. Page received total compensation for $8,354,857 in 2010 and 20111

2. Page received another $385,000 in severance pay in 2012 as highlighted in the Group's Letter to the Board on November 13. 2012. In the same letter the Group questioned the appropriateness of the severance package.

3. Page's base salary was 385,000 per year in 2012.

4. Apart from the excessive compensation of Page, the other Board members' total compensation for the 2010-2011 time period was 4.083.858.2

1 Link to reprint of page 28 from PRER14A Preliminary revised proxy soliciting materials Filed on 05/17/2012 by Vermillion with the SEC

2 Link to reprint of page 12 of DEF 14A Definitive proxy statements Filed on 04/28/2011 Filed Period 06/06/2011 and reprint of page 13 of PREC14A Preliminary proxy statement in connection with contested solicitations Filed on 04/25/2012

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

www.savevrml.com/how-did-we-calculate 1/1

1/31/13 Save Vermillion - Concerned Vermillion Stockholders Issue Letter to All Stockholders

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

News

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

DRASTIC CHANGE REQUIRED IMMINENTLY AT VERMILLION, INC.

Vote the WHITE Proxy Card Today to Support Our Experienced Nominee to Rebuild Shareholder Value

We are Robert S. Goggin, Gregory V. Novak, and George Bessenyei, acting together as the "Concerned Vermillion Stockholders" or the "Group." As stockholders, among us we beneficially own a total of 250,100 shares of Vermillion (VRML) common stock.

We seek your support for the Group's one independent director nominee at the upcoming 2012 Vermillion annual stockholder meeting. We believe that a reconstituted Board, represented by a new director whose interests are aligned with the interests of stockholders (rather than management and current Board) is strongly in the best interest of all the Company's stockholders.

The Current Board Must Be Held Accountable For Overseeing The Destruction of Significant Shareholder Value

The current Board has presided over a massive and consistent erosion of shareholder value. Consider the following:

• Excessive Compensation

All seven current or past members of the Board have been compensated with more than $13 million in total since 2010, a figure not that much smaller than Vermillion's entire market capitalization. Former CEO Gail S. Page alone was compensated with more than $9 million while CEO. Just as outrageously, when Page was terminated as CEO in May 2012 (but remained on the job until December 2, 2012) she collected $385,000 severance in cash in connection with said termination in addition to her compensation as CEO. Continuing to drain the coffers, after Page finally departed as CEO, the Company immediately contracted with her as a consultant at $18,000.00 per month for the next six months for only 48 hours of work a month (annualized, only 576 hours) plus additional payments should she work more than 48 hours in any given month. Annualized, this amount is a minimum of $216,000 for perhaps one-quarter of the work of a full time employee. On an hourly basis, Ms. Page will be paid far in excess of what her prior salary as CEO was, and far more, on an hourly basis than what the replacement CEO is now being paid. This is completely irresponsible.

• Poor Share Price Performance

From January 22, 2010, when Vermillion, Inc. emerged from bankruptcy to the date when the Group announced its intention to nominate nominees to the Board at the Annual Meeting and while Board members were collecting millions, the Company's stock price declined by more than 90%, resulting in the destruction of over $200 million of stockholder value.

• Appointment of James S. Burns as Chairman of the Board

Burns, a Vermillion Board member since 2005, was appointed Chairman of the Board on September 29, 2011. Burns has been appointed to a total of three public companies' boards (Vermillion, Inc.; Entremed, Inc.; Symmetry Medical, Inc.) At these three companies, investors lost 94%, 88%, and 45% respectively of their investments from the day he was appointed to their Boards until today (or the date of his resignation in the case of Entremed, Inc.).

• Stagnating OVA1 Sales

OVA1 sales did not create any value for stockholders, even though Vermillion management invested heavily in an in-house sales force and other marketing support. Over the past six fiscal quarters OVA1 sales stagnated while the supposedly experienced Board could not find a solution to improve sales.

• High Management Turnover

High turnover in management makes consistent strategy and execution difficult while lack of management continuity results in a lack of consistent strategy. Many talented employees like Dr. Eric Fung have left the Company in the last three years.

• Raised $21M In Secondary Offering, Yet Insufficient Funds For PAD Clinical Trial

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1/31/13 Save Vermillion - Concerned Vermillion Stockholders Issue Letter to All Stockholders

In our estimation, the PAD clinical trial expected to cost in the range of $10 million, depending on FDA requirements. The company closed 10.11 with $40.2 million in cash. Today the company cannot afford to run the clinical trial on its own; cash reserves had dropped to an estimated $8 million by the end of 2012. The strategic error of excessively funding compensation and engaging in other wasteful activities, instead of saving cash for the PAD clinical trial, created an unnecessarily challenging approval process.

• No Meaningful OVA1 Partner Was Contracted Besides Quest Diagnostics

After nearly three years on the market, management has signed only one distribution agreement for OVA1 besides Quest. The only distributor other than Quest is Pronto Diagnostics, located in Israel. OVA1 received CE Mark approval (European Conformity) in September 2010, but so far no European partner has been contracted.

• The So-Called "CEO Succession Plan"

On May 15, 2012, Gail S. Page was terminated without cause as CEO. Despite the termination, she remained in the job until December 2, 2012. Page collected both her base salary and a severance package (a total of $738,000). The Company set up a "succession committee" in May, 2012, with the task of finding a new CEO. Even over eight months later, no new CEO has been found. In December 2012, Bruce Huebner, member of the Board since 2011, was appointed interim CEO. Huebner was and is a member of the search committee, presenting an obvious conflict of interest.

• Threatening Stockholders with a Non-Existent Poison Pill

In the latest form 10-Q, filed with the SEC, under the "actions of activist investors" heading, the Company disclosed what it deemed to be a risk of the possible triggering of the stockholder's rights plan (aka the "Poison Pill") relating to activities of the Group. This disclosure not only is nonsensical under the circumstances, and an effort to frighten investors in a contested election, but it also demonstrates the Board's incompetence. In their endless crusade of threatening and fighting off stockholders, the Board has overlooked key things: first, the Group does not have beneficial ownership of Vermillion Common Stock anywhere near the 15% threshold, but second, and more importantly, the Company does not even have a stockholder rights plan. The prior stockholder rights plan expired on March 31, 2012, and no new plan was adopted by Vermillion. This disclosure is again a stunning demonstration of the mix of bad intentions and incompetence.

• Accumulated Deficit

According to the Company's most recent quarterly report, since its inception, Vermillion has generated a $322 million accumulated deficit; $127 million of this loss has been accumulated under the auspices of Chairman James S. Bums who has been on the Board since 2005. The net effect of this Company, has been a massive loss of $322 million. With no retained earnings, it is the stockholders who are funding the losses.

Sometimes history is the best fortune teller. If stockholders continue to accept the status quo, we are concerned that the Company's future will look very much like its past. These abysmal results cannot be allowed to continue.

This Board must be held accountable.

Do Not Be Misled By the Company's Recent Cosmetic Changes

We are pleased with the Company's recent action to terminate Gail S. Page as CEO, which we believe was undertaken in response to our nomination of directors. However, we do not believe this reactionary change goes far enough to address the significant issues facing the Company. In our opinion, this action is a transparent attempt by the Board to win votes in the upcoming election contest. When the pressure is off, what will keep the Board from returning to its past practices of complacent oversight and weak governance?

We believe the current Board has consistently failed to represent the best interests of stockholders and is responsible for the significant deterioration in stockholder value. Given the Company's lackluster performance, a reconstituted Board is vital to the Company's future success. You deserve a director who will be proactive and work tirelessly to enhance value, not an insulated Board who appears only committed to doing the bare minimum in the face of stockholder pressure and to win an election contest.

Our Interests Are Directly Aligned with Stockholders

This election contest is not about control, but rather it is a referendum on whether stockholders are satisfied with the performance of the Company under the incumbent Board. Our nominee is committed to giving stockholders the opportunity to decide for themselves.

The existing Board has overseen a dramatic deterioration of the Company's financial, operating, and stock performance. Accordingly, we have no faith that the Company will reach profitability if the existing Board is permitted to remain in control. Instead, we seek to elect a new, highly qualified director who will approach the situation with a fresh perspective in order to represent the best interests of all stockholders. As stockholders, our interests are directly aligned with yours. Our goal is to maximize value for all stockholders.

Our Nominee Will Present A Five Point Turnaround Plan

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1/31/13 Save Vermillion - Concerned Vermillion Stockholders Issue Letter to All Stockholders

The Group has a simple, straigntforward, ana achievable live point plan to turn vermillion around ana create value, the plan includes the followings:

1. Restore Investor Confidence

2. Explore Alternative Cash-flow Positive Deals for 0VA1

3. Fix The Medicare Denial Rate

4. Focus On Increasing Market Penetration

5. Accelerate Development of PAD Test

Our Nominee Is Highly Qualified and Will Make a Difference

We selected Robert S. Goggin, III, a graduate of St. Joseph's University and Widener University School of Law, who began his career in the Philadelphia District Attorney's Office in 1989 as a prosecutor. Thrust directly into the courtroom, Bob's skills sharpened through years of trial work dedicated to protecting the citizens of Philadelphia.

Bob Goggin put these skills to work after leaving the DA's office. He represented various unions including correctional officers, tradesmen, and laborers. This additional level of experience increased his litigation, reconciliation, and management abilities. Bob is a long-term Vermillion stockholder who has advocated for change in Vermillion management since early 2011; time has proven his ideas are sound. We believe our nominee's investment knowledge, operating experience, and network of contacts would add significant value to the Board. Our Nominee will focus on achieving profitability and will be committed to protecting and growing the value of the Company for all stockholders.

PROTECT YOUR INVESTMENT AND VOTE THE WHITE PROXY CARD AS SOON AS POSSIBLE

By voting the WHITE proxy card you will be supporting a new, independent director who is dedicated to effecting improvements in both the Company's operations and stock price and evaluating all opportunities to create value based on actions easily within the Company's control.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC at (212) 297-0720 or (877) 566-1922 or email info@okapipartners.com.

savevrml.com The Group I The Problem | The Plan | Interactive Timeline I News contact I disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

www.savevrml.com/investor-letter 3/3

1/31/13 Save Vermillion - News

SAVE VERMILLION
THE WEBPAGE OF CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

The Compensation Counter
$13,176,632
How did we calculate?

News

February 1, 2013 **Concerned Vermillion Stockholders Issue Letter to All Stockholders**
Drastic Change Required Imminently At Vermillion, Inc. Vote the WHITE Proxy Card Today to Support Our Experienced Nominee to Rebuild Shareholder Value

January 10, 2013 **Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice**
The Group nominated Robert S. Goggin as Director Nominee for the 2012 Annual Meeting almost a year ago, on February 15, 2012. The last Annual Stockholder Meeting was held on June 6, 2011, more than 18 months ago. Yet, as of today, the Company has not announced the date for its 2012 Annual Stockholder Meeting.

November 16, 2012 **Delaware Court Action Allows Vermillion's Stockholder Meeting Without Further Delay**
Members of the Group tried to reverse the elimination of the Board seat by filing suit in the Chancery Court in Delaware. However, after multiple delays, the Court dismissed the case on a procedural technicality, and thus did not reach the merits regarding the legality of eliminating the Board seat.

November 13, 2012 **Concerned Vermillion Stockholders Send Letter to the Board of Vermillion, Inc**
According to public filings, CEO Gail Page was 'terminated without cause' by the Company on May 15, 2012. Had she resigned instead of being terminated, she would not have been entitled to a severance package. Now we have learnt from recent company filings that her severance package is in the range of $400,000 - all in cash - which will be paid in addition to the $8.4 million compensation received in 2010 and 2011 and her $350,000 base salary for 2012. The James S. Burns led Board approved all the actions leading to this severance package.

October 16, 2012 **Concerned Vermillion Stockholders Comment on Repayment of Debt**
"Quest's financial contributions to Vermillion to date have uniformly been spent in exactly the same fashion as all other shareholders' money: excessive executive compensation and other corporate waste. It's anything but surprising that Quest decided to save some of its investment from the failed leadership of the Company." said Robert S. Goggin.

February 29, 2012 **Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.**
It is time for change and a fresh start. As we have all painfully witnessed, the company is on a downward spiral to certain self-destruction in the front of our eyes, plagued by gross mismanagement.

© savevrml.com

The Group | The Problem | The Plan | Interactive Timeline | News

contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

savevrml.com/news 1/2

1/31/13 Save Vermillion - News

a description of their direct or indirect interests, by security holdings and otherwise, at no charge at the securities and exchange commission's website at http://WWW.SEC.GOV.

savevrml.com/contact 2/2

1/31/13 Save Vermillion - Contact

SAVEVERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

Contact

The Compensation Counter

$13,176,632

How did we calculate?

Stockholders should contact Okapi Partners

Oka pi Partners LLC

437 Madison Avenue 28th Floor

New York, NY 10022

Tel: + 1 212 297 0720

Toll Free: +1 877 79 OKAPI

(+1 877 796 5274)

Fax: +1 212 297 1710 Email:

info(3)okapipartners.com

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT"), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

savevrml.com/contact 1/1

1/31/13 Save Vermillion-Disclaimer

SAVE VERMILLION

THE WEBPAGE Of CONCERNED VERMILLION STOCKHOLDERS

The Group The Problem The Plan Timeline Contact

Disclaimer

The Compensation Counter

$13,176,632

How did we calculate?

Latest news

January 10, 2013 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

February 29, 2012

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

Disclaimer

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP HAS FILED SOLICITING MATERIALS, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON SCHEDULE 14A PURSUANT TO RULES 14a-12 AND 14a-6 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12 AND RULE 14a-6, AS WELL AS THE GROUP'S DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2013 (THE "PROXY STATEMENT), WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECTOR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THE PROXY STATEMENT HAS BEEN OR WILL BE FIRST SENT OR GIVEN TO VERMILLION, INC. STOCKHOLDERS ON OR ABOUT FEBRUARY 6, 2013 AND ALSO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

savevrml.com The Group | The Problem | The Plan | Interactive Timeline | News contact | disclaimer

www.savevrml.com/disclaimer 1/1

Vermillion Inc Income Statement

2010 - 2011

BK Forecast Forecast

($000s) Q1 10 Q1 10 Q2 10 Q3 10 Q410 FY 2010 % Q1 11 Q2 11 Q3 11 Q4 11 FY 2011%

Revenue

OV1 $0 $970 $2,426 $2,911 $3,396 $9,703 100.0% $6,128 $7,490 $8,511 $11,916 $34,046 100.0%

PAD $0 $0 $0 $0 $0 $0 0.0% $0 $0 $0 $0 $0 0.0%

Total Revenue $0 $970 $2,426 $2,911 $3,396 $9,703 100.0% $6,128 $7,490 $8,511 $11,916 $34,046 100.0%

growth 0.0% 0.0% 150.0% 20.0% 16.7% 0.0% 80.5% 22.2% 13.6% 40.0% 250.9%

Cost of Revenue

Standard Cost $0 $58 $146 $175 $204 $582 $368 $449 $511 $715 $2,043

Std GM% 0.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0%

Total COS $0 $58 $146 $175 $204 $582 $368 $449 $511 $715 $2,043

Gross Profit $0 $912 $2,280 $2,736 $3,192 $9,120 $5,761 $7,041 $8,001 $11,201 $32,003

0.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0% 94.0%

Operating Expenses

General & Administrative $0 $1,735 $1,288 $1,310 $1,402 $5,735 34.1% $1,857 $1,857 $1,857 $1,857 $7,429 33.4%

growth in exp 0.0% 0.0% -25.8% 1.7% 7.1% 0.0% 59.1% 32.4% 0.0% 0.0% 0.0% 29.5% 21.8%

Sales/Mktg $0 $1,022 $1,271 $1,477 $1,634 $5,403 32.1% $2,385 $2,385 $2,385 $2,385 $9,541 43.0%

growth in exp 0.0% 0.0% 24.4% 16.2% 10.7% 0.0% 55.7% 46.0% 0.0% 0.0% 0.0% 76.6% 28.0%

R&D/Clinical $0 $1,439 $1,438 $1,416 $1,388 $5,681 33.8% $1,310 $1,310 $1,310 $1,310 $5,241 23.6%

growth in exp 0.0% 0.0% -0.1% -1.5% -2.0% 0.0% 58.6% -5.6% 0.0% 0.0% 0.0% -7.8% 15.4%

Total Operating Expenses $0 $4,196 $3,997 $4,202 $4,425 $16,820 100.0% $5,554 $5,553 $5,553 $5,553 $22,212 100.0%

growth in exp 0.0% 0.0% -4.7% 5.1% 5.3% 0.0% 25.5% 0.0% 0.0% 0.0% 32.1%

Operating Income (Loss) $0 ($3,284) ($1,717) ($1,466) ($1,233) ($7,700) $207 $1,488 $2,448 $5,648 $9,791

Other Income (Expense) $0 ($160) ($147) ($147) ($147) ($602) ($147) ($147) ($147) ($57) ($499)

Net Income (Loss) Before Taxes $0 ($3,444) ($1,864) ($1,614) ($1,380) ($8,301) $60 $1,341 $2,301 $5,591 $9,292

Income Tax provision ( benefit) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Net Income (Loss) Before Taxes $0 ($3,444) ($1,864) ($1,614) ($1,380) ($8,301) $60 $1,341 $2,301 $5,591 $9,292

FS Page 1

Vermillion Inc Balance Sheet 2010-2011

BK Forecast Forecast

($000s) Q1 10 Q1 10 Q2 10 Q3 10 FY 2010 Q1 11 Q2 11 Q3 11 FY 2011

Assets

Current Assets

Cash & Cash Equivalents $34,954 $31,823 $29,123 $27,341 $26,887 $25,151 $24,954 $17,233 $21,087

Accounts Receivable $0 $485 $1,334 $1,789 $1,296 $3,712 $5,601 $7,056 $9,486

Prepaids and other $673 $574 $768 $714 $612 $578 $819 $892 $737

Total Current Assets $35,627 $32,882 $31,225 $29,844 $28,795 $29,441 $31,375 $25,181 $31,310

Net Plant & Equipment $226 $238 $160 $105 $76 $49 $28 $7 $0

Other long-term Assets $83 $83 $23 $23 $23 $23 $23 $23 $23

Total Assets $35,936 $33,203 $31,408 $29,972 $28,894 $29,513 $31,425 $25,211 $31,333

Liabilities & Owners' Equity

Current Liabilities

Accounts Payable $1,231 $1,679 $1,485 $1,444 $1,479 $1,886 $1,983 $1,974 $1,944

Accrued Liabilities $830 $887 $872 $827 $833 $862 $802 $829 $772

Accrued Payroll and Related $104 $149 $269 $383 $495 $242 $362 $473 $589

Total Current Liabilities $2,165 $2,715 $2,626 $2,654 $2,807 $2,990 $3,147 $3,275 $3,304

Convertible Senior notes, net $9,100 $9,100 $9,100 $9,100 $9,100 $9,100 $9,100 $0 $0

Long term debt to Quest $6,000 $6,000 $6,000 $6,000 $6,000 $6,000 $6,000 $6,000 $6,000

Total Liabilities $17,265 $17,815 $17,726 $17,754 $17,907 $18,090 $18,247 $9,275 $9,304

Owner/Stockholder Equity

Common Stock $7 $7 $7 $7 $7 $7 $7 $7 $7

Additional paid in Capital $286,616 $286,616 $286,616 $286,616 $286,616 $286,616 $286,616 $286,616 $286,616

Deferred Stock-based Compensation $3,153 $3,312 $3,472 $3,620 $3,770 $4,146 $4,561 $5,017 $5,519

Accumulated comprehensive income $239 $239 $239 $239 $239 $239 $239 $239 $239

Retained Earnings - prior years ($271,344) ($271,344) ($271,344) ($271,344) ($271,344) ($279,645) ($279,645) ($279,645) ($279,645)

Current Year Income (loss) $0 ($3,444) ($5,307) ($6,921) ($8,301) $60 $1,400 $3,701 $9,292

Total Owners' Equity $18,672 $15,387 $13,683 $12,218 $10,987 $11,424 $13,179 $15,936 $22,029

Total Liabilities & Equity $35,936 $33,203 $31,408 $29,972 $28,894 $29,513 $31,425 $25,211 $31,333

FS Page 2

Vermillion Inc Cash Flow Statement

2010 - 2011

BK Forecast Forecast

($000s) Q1 10 Q1 10 Q2 10 Q3 10 Q410 FY 2010 Q1 11 Q2 11 Q3 11 Q4 11 FY 2011

Cash flows from operating activities

Net Income (Loss) $0 ($3,444) ($1,864) ($1,614) ($1,380) ($8,301) $60 $1,341 $2,301 $5,591 $9,292 Adjustments:

Depreciation & Amortization $0 $78 $77 $55 $29 $240 $27 $22 $21 $7 $76

Stock-based Compensation $0 $159 $159 $149 $150 $617 $377 $415 $456 $502 $1,749

Change in Operating Assets: $0

Accounts Receivable $0 ($485) ($849) ($455) $493 ($1,296) ($2,416) ($1,889) ($1,455) ($2,430) ($8,190)

Prepaids & Other Current Assets $0 $99 ($194) $54 $102 $61 $34 ($241) ($73) $155 ($125)

Other Assets $0 $0 $60 $0 $0 $60 $0 $0 $0 $0 $0

Accounts Payable $0 $448 ($194) ($41) $35 $248 $407 $96 ($9) ($30) $465

Accrued Liabilities $0 $57 ($15) ($45) $6 $3 $29 ($60) $27 ($57) ($61)

Accrued payroll & related $0 $45 $120 $114 $112 $391 ($253) $120 $111 $116 $93_

Cash from Operations $0 ($3,042) ($2,700) ($1,782) ($454) ($7,977) ($1,736) ($197) $1,378 $3,854 $3,300

Investing:

Purchase of PP&E $0 ($90) $0 ($0) ($0) ($90) $0 $0 $0 $0 $0_

Cash from Investing $0 ($90) $0 ($0) ($0) ($90) $0 $0 $0 $0 $0_

Financing:

Payoff 4.5% & 7% Notes plus interest ($2,507) $0 $0 $0 $0 $0 $0 $0 ($9,100) $0 ($9,100)

PaymentofBKadm&ProfCompclaims ($11,500) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Payment of BK interest on Notes ($1,073) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Payment of BK interest on Quest Loan ($340) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Payment of BK general unsecured claim ($2,000) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Repayment of DIP loan ($1,509) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

Sale of Stock $50,000 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0_

Cash from Financing $31,071 $0 $0 $0 $0 $0 $0 $0 ($9,100) $0 ($9,100)

Increase/(Decrease) in Cash $31,071 ($3,131) ($2,700) ($1,782) ($454) ($8,067) ($1,736) ($197) ($7,722) $3,854 ($5,8007

Beginning Cash & Equiv. Balance $3,883 $34,954 $31,823 $29,123 $27,340 $3,883 $26,887 $25,151 $24,954 $17,232 $26,887

Ending Cash & Equiv. Balance $34,954 $31,823 $29,123 $27,340 $26,887 $26,887 $25,151 $24,954 $17,232 $21,087 $21,087FS Page 3

Table of Contents

Results of Operations—Year Ended December 31, 2011 as compared to Year Ended December 31, 2010

The selected summary financial and operating data of Vermillion for the years ended December 31, 2011 and 2010 were as follows:

(dollars in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease) Amount	Increase (Decrease) %
Revenue:				
Product	$ 1,469	$ 308	$ 1,161	377
License	454	867	(413)	(48)
Total revenue	1,923	1,175	748	64
Cost of revenue:				
Product	129	88	41	47
Total cost of revenue	129	88	41	47
Gross profit	1,794	1,087	707	65
Operating expenses:				
Research and development	5,387	3,848	1,539	40
Sales and marketing	5,539	2,857	2,682	94
General and administrative	8,509	8,984	(475)	(5)
Total operating expenses	19,435	15,689	3,746	24
Loss from operations	(17,641)	(14,602)	(3,039)	21
Interest income	64	40	24	60
Interest expense	(396)	(491)	95	(19)
Gain on investments in auction rate securities	-	58	(58)	-
Change in fair value and gain from warrant exercise, net	378	4,353	(3,975)	(91)
Debt conversion costs	-	(141)	141	-
Reorganization items	(96)	(1,677)	1,581	(94)
Reorganization items – related party incentive plan	-	(6,932)	6,932	-
Other income (expense), net	(99)	358	(457)	(128)
Loss before income taxes	(17,790)	(19,034)	1,244	(7)
Income tax benefit (expense)	-	-	-	-
Net loss	$ (17,790)	$ (19,034)	$ 1,244	(7)

Product Revenue. Product revenue was $1,469,000 for the year ended December 31, 2011 compared to $308,000 for the same period in 2010. We recognized product revenue for the year ended December 31, 2011 for the sale of OVA1 through Quest Diagnostics. Quest Diagnostics performed approximately 15,225 OVA1 tests during the year ended December 31, 2011 compared to approximately 6,155 tests for the same period in 2010. We commercially launched OVA1 on March 9, 2010. Product revenue increased $1,161,000 for the year ended December 31, 2011 compared to the same period in 2010 due to the increased volume of tests as well as the recognition of deferred revenue upon meeting the criteria for revenue recognition. During the fourth quarter of 2011, we recognized $549,000 of deferred revenue related to 2011 upon receipt of an annual royalty report from Quest Diagnostics based on final resolution for 11,708 tests. During the first quarter of 2011, we recognized $160,000 of deferred revenue related to 2010 upon receipt of an annual royalty report from Quest Diagnostics based on final resolution for 2,814 tests. Tests which do not yet have final resolution for 2011 will be included in our 2012 annual royalty report. During 2010, we recognized only the $50 fixed fee per test in product revenue and recorded additional payments as deferred revenue.

License Revenue. License revenue was $454,000 for the year ended December 31, 2011 compared to $867,000 for the same period in 2010. Under the terms of our secured line of credit with Quest Diagnostics, $3,000,000 principal was forgiven upon the achievement of FDA approval for OVA1. This amount is recognized

46

1/30/13 Vermillion group questions CEO's severance package - Austin Business Journal

From the Austin Business Journal :http://www.bizjournals.com/austin/news/2012/11/14/vermillion-group-questions-ceos.html

Nov 14, 2012, 10:12am CST

Vermillion group questions CEO's severance package



Christopher Calnan
Staff Writer- Austin Business Journal
Email | Twitter

A **Vermillion Inc.** stockholders group is questioning a $400,000 severance package for CEO Gail Page — as she remains on the job six months after the company announced her resignation.

The three-person Concerned Vermillion Stockholders claims that "no actual termination has taken place" despite a May 15 regulatory filing indicating that Page was terminated without cause, according to a letter submitted by the group on Tuesday.

Page became eligible for the severance package because the wording of the filing indicated that the termination was done without cause rather than a resignation. The stockholder's group is demanding that Vermillion's (Nasdaq: VRML) board of directors revisit its severance package decision.

Page couldn't be reached for comment.

Vermillion, a molecular diagnostics company, was founded in 1993 as Abiotic Systems in Freemont, Calif., and moved its headquarters to Austin in 2011. It employs 27 workers.

The value of its stock has declined 88 percent since emerging from bankruptcy in July 2010. Yet Page received $1.6 million in compensation during 2011, ranking her No. 15 among the 34 listed on the Austin Business Journal's annual list of the highest-paid CEOs at local public companies.

During 2010, SEC filings indicate that her total compensation was $6.7 million, which was among the top five highest-paid public company CEOs in Central Texas, as reported in the ABJ earlier this month.

Follow us on Twitter @MyABJ, on Google+ and on Facebook.

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1/30/13 Vermillion group questions CEO's severance package - Austin Business JournalTechnology, Finance, Clean Energywww.bizjournals.com/austin/news/2012/11/14/vermillion-group-questions-ceos.html?s=print

1/30/13 AssureRx Health, Inc.Home Products Patients Clinicians Education News About ContactPersonalizing Medicine for Neuropsychiatric Disorders

Leadership Team Board of Directors Partners Accreditations Careers

Leadership Team

James S. Burns - President & CEO

Jim Burns has over 30 years of executive experience in the

pharmaceutical, biotechnology, and diagnostic fields. He has served in leadership roles ranging from commercialization,

financial, business development, and general management

within businesses ranging from early-stage companies to large multinational corporations, venture capital, and private equity.

Prior to joining AssureRx Health, Jim served as President and

CEO of EntreMed, a public clinical-stage pharmaceutical

company developing drugs for the treatment of cancer and

inflammatory diseases; as President, EVP and a founder of

MedPointe Pharmaceuticals, a specialty branded

pharmaceutical company; a founder and Managing Director of MedPointe Capital, a private equity firm; President, CEO and a founder of Osiris Therapeutics, a public biotech company specializing in stem cell therapy for the treatment of damaged or diseased tissues; a founding General Partner of Healthcare Ventures LP, a venture capital partnership specializing in forming new pharmaceutical and biotech companies; Group President at Becton Dickinson, a global diagnostic and medical device company; and Partner at Booz & Company, a global strategy and technology consultant.

Donald R. Wright - Executive Vice President & COO

Don Wright brings more than 20 years of information

technology, product development, and operations experience to

AssureRx Health. Don has served as vice president of global

product development at Attachmate Corporation, leading a 450 person worldwide product development organization serving

over 65,000 customers, with accounts in nearly all the Global

10,000 enterprises. Don has also served as vice president and

CTO for Spotlight Solutions, a leading provider of retail pricing and revenue optimization products, which after merging with

ProfitLogic was sold to Oracle. Don also served as vice

president and CIO for Domin-8 Enterprise Solutions,

overseeing web-based product offerings, helping grow the company to over six million units under management. Most recently, Don was co-founder and CTO of SaaS Capital, a specialty finance company serving the SaaS enterprise software application market.

John A. Be llano - Senior Vice President, Sales & Commercial Programs

John Bellano leads the AssureRx Health sales efforts to

increase adoption of GeneSightRx, launch new products into

the market, and lead the company's efforts with strategic

partners. Bellano brings 20 years of experience to AssureRx,

most recently as senior vice president of commercial

operations for GenMark diagnostics, a molecular diagnostics

company, and as vice president of sales for Hologic Inc., a

developer and manufacturer of women's health care products

and systems. Prior to Hologic, Bellano served as vice president of sales for Third Wave Technologies, a provider of DNA and

RNA products for the clinical and research markets, where he played a key role in building market adoption that led to Third Wave's acquisition by

Hologic. Prior to Third Wave, John held various sales leadership positions with

Roche Diagnostics, Sanofi Diagnostics Pasteur, Abbott Laboratories and Forest

Laboratories.

C. Anthony Altar, Ph.D. - Senior Vice President, Chief Science Officer

Anthony Altar serves as the Chief Science Officer for AssureRx Health, Inc. Dr. Altar received his Ph.D. degree with honors in psychology from UC Santa Barbara. While a post-doctoral scientist and instructor at UC Irvine, he pioneered image analysis of receptor-drug binding in brain, including receptors labeled bywww.assurerxhealth.com/leadership-team 1/4

1/30/13 AssureRx Health, Inc.antipsychotic drugs. As team leader at Ciba-Geigy, he identified the serotonin/dopamine receptor binding profile of atypical antipsychotics, known as the SDA concept. His

research at Genentech and Regeneron Pharmaceuticals

supported clinical trials for brain-derived neurotrophic factors including BDNF in diabetic neuropathy and amyotrophic lateral sclerosis. His teams were first to discover BDNF effects on

neuronal sprouting, metabolism, and behavior, including

efficacy in depression models. As global director for

neuroscience at Otsuka, he managed the USA and Japan

neuroscience teams which, with Bristol Myers Squibb, resulted in FDA approval for Ability. As CSO and president of Psychiatric Genomics, Inc.,

his teams discovered gene expression signatures of schizophrenia and validated drug targets for its control. Dr. Altar established the initial operation of The

Biomarkers Consortium within the Foundation for NIH, and developed relationships with PhRMA, BIO, the NIH, FDA, and patient advocacy organizations. Most recently, in collaboration with Alere, Inc. and the Blanchette Rockefeller

Neuroscience Institute, he established the Alzheimer's Diagnostic Laboratory whose members developed diagnostic assays for the AD form of dementia, and initiated multi-site clinical trials to broaden their application. Dr. Altar has published

125 neuroscience and drug discovery articles in journals including Science and

Nature. He has consulted for pharmaceutical, biotech, government, and private practice in psychiatry and neurodegenerative disease drug discovery.Bryan M. DeChairo, PhD - Senior Vice President, Medical Affairs & Strategic Alliance

Dr. Bryan Dechairo joined AssureRx Health in August of 2012

as the Senior Vice President of Medical Affairs and Strategic

Alliances. In this Role, Dr. Dechairo enables broader utilization g and reimbursement of AssureRx Health technology through

education of physicians and payers about the significant

improvements in patient outcomes and quality of life realized by implementing GeneSightRx® into standard care for mental

illness. Additionally, Dr. Dechairo oversees strategic -

investments in clinical collaborations domestically and abroad which focus on expanding the evidence of clinical utility and cost effectiveness tor launched and novel products in all phase of the development pipeline. Previous to joining AssureRx Health, Dr. Dechairo was the Head of Diagnostic Reimbursement Evaluation and Extramural Research

and Development tor the then largest pharmacy benefits manager, Medco Health

Solutions. Prior to Medco, Dr. Dechairo was the Neuroscience Lead and Director

of Molecular Medicine at Pfizer Global Research and Development, where he led a multi-disciplinary team of scientists and clinicians to deliver novel biomarker driven approaches to developing drugs including Xanax, Zoloft, Geodon, Lyrica, Saphris,

Chantix and Aricept. Before then, Dr. Dechairo held positions focusing on drug target discovery at Oxagen Ltd and Sequana Therapeutic Inc and on diagnostic development at Roche Molecular Systems and Applied Bio-Division. Dr Dechairo's

academic career includes a PhD in common complex human genetics from the

Institute of Childs Health at the University College of London and a BA in Integrative

Biology from the University of California at Berkeley.Gerry Higgins, PhD - Vice President, Pharmacogenomic Science

Gerry Higgins serves as Vice President, Pharmacogenomic Science for AssureRx Health, Inc. Dr. Higgins received doctorates in neuroscience and anatomy from the University of Vermont, demonstrating that amygdaloid serotonergic pathways mediate autonomic components of conditioned fear and anxiety. While a postdoctoral fellow in molecular biology at the Scripps Research Institute, he worked on the first cloning, characterization and mapping of several brain genes, including the amyloid precursor protein, myelin-associated glycoprotein, and SNAP-25. He collaborated with researchers at UCSD to \

demonstrate the ability of NGF to induce neuronal plasticity in the cholinergic basal forebrain that reversed cognitive deficits in an animal model of spatial memory impairment. While serving as a professor at the University of Rochester School of Medicine, he received the Mallinckrodt Scholar Award tor Excellence in Science for his research on mechanisms of transcriptional regulation. Dr. Higgins has also served as Chief of Molecular Neurobiology at the NIH, Vice President of Hoffmann - LaRoche, Vice President of Laerdal Medical Corporation, and Chief Innovation Officer for the MedStar hospital network. Dr. Higgins was a co-founder of SimQuest LLC, which developed simulation products for training physicians and an innovative biomarker database product. Dr. Higgins has also received graduate degrees in business administration and bioinformatics. Most recently, he contributed as an author to the NIH Roadmap on Biomedical Informatics and Computational Biology, worked tor GenomeQuest, Inc. on whole genome analysis for healthcare applications, and served as an adjunct professor at

www.assurerxhealth.com/leadership-team 2/4

1/30/13 AssureRx Health, Inc.Harvard Medical School. Dr. Higgins Is the recipient of over $65 M In grants and contracts from the NIH, NSF, FDA, DARPA, DDR&E, OSD, TATRC, ONR and several private foundations. He has published over 300 research articles and monographs.Scott M. Roth - Vice President, Product Development

Scott Roth serves as Vice President, Product Development at AssureRx Health, Inc. Scott is responsible for leading the Product Development team in building and supporting the AssureRx Health product offerings and LIMS system. Scott brings over 15 years of valuable experience in software product development to AssureRx Health. Most recently, Scott served as Software Development Manager at Domin-8 Enterprise Solutions, a Property Management software company, managing and leading a team of software developers building property management windows and web applications. At

Spotlight Solutions, Inc., as a Senior Software Developer, Scott was responsible for design and development of the corporate portal and software products. Prior to Spotlight Solutions, Scott served as Software Developer at Attachmate Corporation, developing custom e-commerce and e-banking web applications, and custom windows application products primarily tor United States Air Force and United Airlines.

Stephen E. King - Vice President, Marketing

Stephen King is responsible tor overall AssureRx Health

marketing efforts to increase awareness and adoption of the

GeneSightRx product line, as well as corporate

communications and advocacy relations. Stephen brings more

than 20 years of pharmaceutical/biotech commercial expertise to AssureRx Health, with the vast majority dedicated to the

CNS/neuroscience therapeutic area. Most recently, he served

as Vice President of Commercial Operations at Alkermes, H H

where he led all marketing and sales activities tor the portfolio of products. His prior experience has also included the launch of several blockbuster pharmaceutical brands including Paxil and Effexor XR during his tenure with SmithKline Beecham Pharmaceuticals and Wyeth, respectively.

Stephen has directed multiple new product launches in both domestic and international markets, and brings to AssureRx Health broad therapeutic area expertise including experience in CNS/neurosciences, pain, addiction, women's health, and endocrinology.

Rao Mulpuri, PhD, MBA-Vice President, Laboratory Operations

Rao Mulpuri is responsible tor all AssureRx Health multi-site commercial laboratory testing. Rao previously served as

Director, Scientific Operations at the Catholic Health Initiatives

Center for Translational Research (CHIC), responsible for

establishing operational, informatics, IT, quality and regulatory strategies, development and implementation of molecular

diagnostic tests (LDTs), and IT systems for electronic health records and genomic data. At Beckman Coulter Genomics,

Rao was responsible for managing a CLIA-certified,

cGMP/GLP compliant molecular genomics, biobanking and

biologics testing facility. His experience also includes operating management positions at Cogenics/Clinical Data, Icoria/Cogenics, and Paradigm

Genetics/lcoria. Rao received a PhD in physiology and biochemistry from Vikram

University and an MBA from the University of North Carolina.

Karen E. Schellin - Vice President, Finance

Karen serves as Vice President, Finance at AssureRx Health,

Inc. She is responsible for all finance, accounting, financial operations and human resource activities. Prior to joining

AssureRx Health, Inc., Karen was the Associate Vice President

of Operations for EyeMed Vision Care, a managed vision care

company and division of Luxottica Retail. She was a member of the senior leadership team responsible for setting strategic direction and leadership of all healthcare operations including enrollment, claims operations, billing, payment processing,

provider operations, customer care and systems planning. Prior to that, Karen was Associate Vice President, Finance for

EyeMed Vision Care. She was a member of the senior leadership team,

responsible for setting strategic direction and responsible for all accounting,

finance and financial operations activities, including enrollment, claims operations,

billing, payment processing and systems planning. Karen holds a Bachelor's of

Science, Business Administration and is a non-practicing CPA.

Joel G. Winner, MD - Medical Director

www.assurerxhealth.com/leadership-team 3/4

1/30/13 AssureRx Health, Inc.Joel Winner is a researcher in the field of psycho-pharmacogenetics and a practicing clinical psychiatrist. Prior to joining AssureRx, Dr.

Winner was part of the "Gene Team" at Mayo Clinic where he

was a clinical and research fellow and conducted clinical trials with the AssureRx product, GeneSightRx. Joel received his

medical degree from the University of Nebraska Medical

Center and completed a general psychiatry residency at the

University of Hawaii. He scored in the top 3% of psychiatry

residents on the Psychiatric Resident In-Training Exam

(PRITE). Dr. Winner's focus in both his research and clinical work has been in pharmacogenetics.

Nina King, MD, PhD, NYDOH Certified - Laboratory Director

Nina King is an expert in DNA identity and biological

relationship testing. She has advanced technical expertise and extensive laboratory research experience in molecular biology,

drug metabolism, and regulatory compliance. Nina has

authored multiple biotech patents and scientific publications.

She has worked at the Institute of Clinical and Experimental

Medicine in Russia, and at the FDA National Center for

Toxicological Research, where she studied drug-metabolizing

enzymes. Most recently, she worked at Genetica DNA

Laboratories as Assistant Laboratory Director, where she

directed DNA testing and participated in obtaining multiple

laboratory accreditations. Dr. King received a medical degree with specialization in

Clinical Biochemistry from Tomsk Medical Institute in Russia and a PH.D. in

Biochemistry and Molecular Biology from the University of Arkansas. She holds a

Certificate of Qualification as a Technical Supervisor in Molecular Diagnostics from the American Board of Bioanalysis and a Certificate of Qualification as a Clinical

Chemist from National Registry of Certified Chemists. She is also a holder of a

Certificate of Qualification from the New York State Department of Health in

Forensic Identity and Parentage/Identity Testing.

© 2012 AssureRx Health. All rights reserved. 6030 S. Mason-Montgomery Rd. Mason, Ohio 45040 513.234.0510 *Images used on this website are from a stock photography source and do not reflect the quoted individualsInvestors | Careers | Privacy | Terms | Sitemap

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EXPAND YOUR NETWORK JOURNAL PROFILE

Our annual list of the largest local business and makes the CEO and founder of networking groups is out. PAGE 2A Discount Electronics kick. PAGE 13

Vermillion under fire

Shareholders up in arms

CHRISTOPHER CALNAN

CALNAN@BIZirjURNALS.COM | (512) 494-3524

Molecular diagnostics company Ver-million Inc. is facing scrutiny about generous executive compensation de-spite a sagging stock price and losses totaling more than $98 million during the last five years.

The company, which moved to Austin from California in 2010, is also being asked by a small stockholders group why proposals to buy Vermillion (Nasdaq: VRML) haven't been fully con-sidered. And company executives aren't 1 providing many answers.

Last month, the three-person group, known as the Concerned Vermillion Stockholders, issued a letter to Vermillion's board of directors outlining events related to a potential merger or acquisition with an unnamed diagnostics company. An investment banker representing the prospective buyer wasn't able to meet with company officials despite several attempts to contact them, according to a filing with the U.S. Securities and Exchange Commission by the shareholders.

"This inaction cannot be justified." the letter states. "Please explain to your stockholders — immediately — why you have refused to engage with a qualified proponent."

SEE VERMILLION, P30 J

ST. DAVID'S

VS.

GOLIATH

St. David's HealthCare CEO David Huffstutler and his team have gone against the grain by opposing Prop 1. That puts one of Austin's largest employers at odds with Central Health, Seton Healthcare Family, Austin Chamber of Com-merce. Sen. Kirk Watson, Greater Austin Hispanic Chamber of Commerce, eater Austin Asian Chamber of Commerce, Real Estate Council of Austin, Area Research Organization. Texas Exes, Austin American-Statesman,VICKY GARZA

VGARZA@BI2jrjlfRNALS.COM 494-5528

If Proposition 1 — asking voters to approve a bond issue to help fund medical infrastructure — is defeated on Nov. 6 as a result of opposition from St. David's Healthcare and some vocal taxpayer advocacy groups, it would be a victory for the health care provider of David-versus-Goliath proportions. But at what price?

If St. David's wins, it would mean that the whole community loses because it will not see improved health care for low-income Texans and will not get a medical school that could lead to improved economic prosperity, said Texas Sen. Kirk Watson, seen by many as the driving force behind the push to bring a medical school and teaching hospital to Austin.

But either way the vote goes on Nov. 6 — and most signs point to Proposition 1 passing — Austin's second-largest hospital system has been alienated, probably only short-term, by its peers and civic leaders.

SEE PROP 1, P30

Austin wouldn't have Fl without Tavo Hellmund. He worked on the deal for 14 years until some say it was taken from him. Ill Since he parted ways with current track leaders early this year, the track mastermind has been noticeably quiet - until now.

In what way are you still connected to COTA?

As far as from a partnership side, we agreed to part ways. But I designed the track, I named the track, and I brought three of the big events to the facility, so I'm going to be a big cheerleader for them. I'll be disappointed if everything doesn't go great.

Where will you be on race day?

I'll be with family and friends at the track in the pits.

What's keeps you busy these days?

A lot of stuff involving Formula One - global sponsor projects and a couple of new venues. I'm working on a pretty interesting project in Mexico involving Fl. I haven't really had a chance to kick back and relax.

READ THE FULL INTERVIEW ONLINE AT:

austinbuslnessiournal.comINSIDE CAPITAL GAINS 2 ■ COMPANY/PEOPLE INDEX 2 ■ CTBJ REGIONAL ROUNDUP 4 ■ TALKING POINTS 10 ■ ABJ-E SECTION 11 ■ REAL ESTATE SPOTLIGHT 20 ■ OPINION 31

ABJ-E: Bikinis Sports Bar & Grill's owner wants in on reality TV.

SPOTLIGHT: New life is coming for this place built by freed slaves.

30 | austinbusinessjournal.com | AUSTIN BUSINESS JOURNAL | NOV. 2-8, 2012

PROP 1: St. David's invited to table after voters have their say

FROM PAGE 1

St. David's, Seton's longtime rival though the relationship is almost always amicable due to their noble missions, has been the lone wolf in the business community in its opposition to the Nov. 6 ballot proposition that would increase taxes in the Travis County healthcare district by five cents. The funds would go toward a medical school and teaching hospital — which would be a partnership between Travis County's health care district Central Health, Seton Healthcare Family and UT — and could also be used for trauma services, specialty medicine such as cancer care, communitywide health clinics, training for health care professionals and prevention and wellness programs.

St. David's decision to take a stand against the measure during early voting in Travis Country pits one of Central Texas' largest employers against most of Austin's business community, including the Greater Austin Chamber of Commerce, the Downtown Austin Alliance, the Real Estate Council of Austin, the Texas Exes and The Fifty, a philanthropic group created by The Seton Fund consisting of 50 community and business leaders charged with raising money for the new teaching hospital.

"While we are very supportive of bringing a medical school to Austin, St. David's HealthCare is opposed to Proposition 1. This significant tax increase is simply not an appropriate way to fund it," St. David's President and CEO David Huffstutler said.

St. David's announced its opposition Oct. 24 during early voting in Travis County, aligning itself with a few taxpayer groups, former city council candidates and an unknown number of physicians.

"We very much wanted to try to find a way to support Proposition 1, but when it became clear that we had been excluded from the process, we felt an obligation to inform and educate our stakeholders in the community," Huffstutler said.

The timing of St. David's opposition surprised and puzzled proposition supporters.

"The way they did it at the last minute after early voting started probably gets it a little more attention than it otherwise would have gotten," Watson said.

St. David's timing, however, leaves it with insufficient time to effectively build momentum, said Thomas Graham, president of Crosswind Communications LLC, an Austin-based public relations firm with offices across the country.

Despite St. David's opposition, Proposition 1 supporters say that relationships have not been affected, long-term.

That's to be expected, Graham said.

"These issues are the kind the public will accept healthy debate around, especially in Austin," he said, so St. David's reputation as a community stalwart should not be damaged.

If the proposition wins, Watson and Central Health CEO Patricia Young Brown have said that they will work to bring St. David's to the table. In the meantime, communication between the parties has halted.

"It is difficult to have conversations right now," Brown said.

While UT cannot take an official stance on the proposition, it will indirectly benefit from its passage because the medical school will be a part of UT. Nevertheless, UT President Bill Powers told local media recently that having a medical school at UT would be good for health care in the region.

Meanwhile, St. David's is not at risk of harming its relationship with the university as a result of its position on Proposition 1, UT Director of Media Relations Gary Susswein said. St. David's is the official health care sponsor of UT athletics, has supported the university's nursing school and has partnered with university faculty on scientific research.

"This relationship is not affected by St. David's exercising its right of free expression," Susswein said. "We look forward to doctors and students at a future UT Austin medical school working with St. David's in addition to Seton and other local health care providers."

THE 411 ON PROP 1

From the Nov. 6 ballot regarding the Central Health tax ratification election:

PROP. 1, CENTRAL HEALTH

Approving the ad valorem tax rate of $0.129 per $100 valuation in Central Health, also known as the Travis County Healthcare District, for the 2013 tax year, a rate that exceeds the district's rollback tax rate. The proposed ad valorem tax rate exceeds the ad valorem tax rate most recently adopted by the district by $0.05 per $100 valuation; funds will be used for improved healthcare in Travis County, including support for a new medical school consistent with the mission of Central Health, a site for a new teaching hospital, trauma services, specialty medicine such as cancer care, community-wide health clinics, training for physicians, nurses and other healthcare professionals, primary care, behavioral and mental healthcare, prevention and wellness programs, and/or to obtain federal matching funds for healthcare services.

VERMILLION: Health care diagnostics company's rocky past includes Chapter 11

FROM PAGE 1

Vermillion's stock has declined 88 percent since emerging from bankruptcy in July 2010. The company's shares, which traded at $11.80 when it emerged from Chapter 11, are now at about $1.28 per share.

CEO Gail Page received $1.6 million in compensation during 2011, ranking her No. 15 among the 34 listed on the *Austin Business Journal*'s annual list of the highest-paid CEOs at local public companies. Vermillion itself is the smallest of Austin's public companies, in terms of revenue. For 2010, SEC filings state that Page's total compensation was $6.7 million. That put her among the top five highest-paid public company CEOs in Central Texas.



Page

During those two years Vermillion reported a combined two-year loss of more than $41 million, an SEC filing indicates. Such dramatic losses juxtaposed with Page's gains have some shareholders scratching their heads.

Page, through company spokesman Ron Both, declined to comment.

The three members of the stockholders group, György Bessenyei, Gregory Novak and Robert Goggin, own less than 2 percent of Vermillion's stock combined. Bessenyei nominated Novak and Goggin to the board of directors. But the board appointed someone else to one seat and kept the other unfilled.



Bessenyei

Bessenyei, a Switzerland-based financial adviser who invested in Vermillion in 2010, said the group wants to restore credibility to Vermillion to enable it to raise capital before it burns through its existing cash in eight or nine months.

"If they tried to raise money now, shareholders would suffer serious dilution," he said.

Vermillion, which employs 27 workers, was founded in 1993 in California as Abiotic Systems before changing its name to Ciphergen Biosystems Inc. in 1995. The company completed an initial public offering in September 2000 and changed its name to Vermillion in 2007.

In September 2009, the U.S. Food and Drug Administration approved the OVA1 test developed by Vermillion and New Jersey-based Quest Diagnostics Inc. (NYSE: DGX), which owns nearly 7 percent of the company. The OVA1 test is designed to enable doctors to triage women with a pelvic mass by using a blood test to check the levels of five proteins that change when ovarian cancer is present. That could prevent many women from undergoing exploratory surgery to determine whether a mass is cancerous.

In mid-2010, as the company reorganized after filing for Chapter 11 protection earlier in the year, Page said Vermillion was moving to Austin to put it in position to rebuild.

At the time of the relocation, Page, who was previously an executive at Austin-based Luminex Corp. (Nasdaq: LMNX), said the move was bringing the company full circle because its products were based on technology licensed by Baylor University.

Vermillion raised about $43 million in 2010 during a private placement in which it sold 2.3 million shares of its common stock at $18.49 per share to 14 undisclosed investors.

In February 2011, Vermillion reported plans to raise another $21.8 million by selling 4 million shares of common stock for $5.45 apiece, according to an SEC filing.

Meanwhile, in late 2011 Chief Financial Officer Sandra Gardiner left the company after 18 months in the position and Chief Medical Officer Eric Fung left the company, an SEC filing indicates.

In May, Vermillion announced that Page, who had been named an Ernst & Young 2012 Entrepreneur of the Year finalist, would step down from her post when a replacement was found. The company initially projected to announce Page's successor by September, but it has extended that time frame.

"I expect to continue in my role until the new CEO is named and then assist in a smooth and successful transition of responsibilities," Page told analysts during an earnings call in August.

That month, Vermillion posted a $1.9 million loss on $321,000 in revenue during the second quarter, compared with a $5.7 million loss on $304,000 in revenue during the same three months last year.

Vermillion's board has not allowed the stockholder's group to fill Page's vacated board seat. The move was not a positive indicator for stockholders, said Maryland resident Todd Snyder, a Vermillion stockholder for more than a year.

"This company needs to respect the right of shareholders to participate in the company and its direction," he said. "I think the shareholders group is right on."

VERMILLION LOSING MILLIONS

FISCAL YEAR	REVENUE	NET LOSS
2011	$1.9 million	$17.7 million
2010	$1.1 million	$19 million
2009	$0.00	$22 million
2008	$120,000	$18.3 million

Source: Vermillion Inc.

CPRIT: Deep-pocketed health care funder replenishing staff lost by defections

FROM PAGE 3

The agency is still working with a national search firm to hire a new chief scientific officer.

Despite all the controversy, Gimson said the agency has had no problems finding interested candidates. He expects to announce a replacement for Nobel laureate Dr. Alfred Gilman by the end of the year.

Gilman submitted his resignation in May but stayed on board until October to finish a cycle of reviews, as did the scientists who resigned with him.

For now, the mass resignation of peer reviewers is not impacting CPRIT, which is between review cycles, Gimson said. The new chief scientific officer is expected to bring new peer reviewers on board.

Gilman's biggest issue was with a $20 million grant awarded for an incubator project at M.D. Anderson Cancer Center in Houston that some scientists allege was fast-tracked through the commercialization review and never received a full scientific review.

After the criticism, the grant was taken back to undergo another review that will include both commercialization and scientific scrutiny, which Gimson said will be required of all incubator grants from now on.

"We have put in place corrective actions and we are focused on moving forward," said Gimson, who conceded that the grant could have been handled differently.

In its three years of existence, CPRIT has funded 427 awards for cancer research, commercialization and prevention totaling $755.7 million. Thirteen of those grants have been awarded to companies.

The organization has about 140 scientists in its academic research portfolio, 70 in prevention and 25 in commercialization. The scientists are paid an undisclosed honorarium for each review cycle they participate in, of which there are typically two per year per portfolio.

CPRIT, which is financed by general obligation bonds, is required to go before the Texas Legislature every session to request additional funds for the next two years.

In 2013, the agency is expected to be appropriated $48 million in debt service on an issuance of $600 million for the next biennium.

VERMILLION, INC. (VRML)

SC 13D

Schedule filed to report acquisition of beneficial ownership of 5% or more of a class of equity securities Filed on 04/18/2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

SCHEDULE 13D

THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.)*Vermillion, Inc.

(Name of Issuer)Common Stock, par value $0.001

(Title of Class of Securities)17252Y104

(CUSIP Number)James E. Besser Manchester Management Company, LLC 131 Charles Street, 1 st Floor Boston, Massachusetts 02114 United States of America

Tel. No.: (617) 399-1741

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)April 18, 2011

(Date of Event Which Requires Filing of this Statement)If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box [X].

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

1. NAME OF REPORTING PERSONS

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

Manchester Management Company, LLC2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) [_]

(b) [_]

3. SEC USE ONLY

4. SOURCE OF FUNDS OO

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS

2(d) OR 2(e) [_]

6. CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON

7. SOLE VOTING POWER 0

8. SHARED VOTING POWER 551,618

9. SOLE DISPOSITIVE POWER 0

10. SHARED DISPOSITIVE POWER 551,618

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 551,618

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.2%

14. TYPE OF REPORTING PERSON IA

1. NAME OF REPORTING PERSONS

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

James E. Besser

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) [_]

(b) [_]

3. SEC USE ONLY

4. SOURCE OF FUNDS PF

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS

2(d) OR 2(e) [_]

6. CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON

7. SOLE VOTING POWER 431,350

8. SHARED VOTING POWER 551,618

9. SOLE DISPOSITIVE POWER 431,350

10. SHARED DISPOSITIVE POWER 551,618

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 982,968

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES

[_]

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.2%

14. TYPE OF REPORTING PERSON IN

Item 1. Security and Issuer.

The name of the issuer is Vermillion, Inc., a Delaware corporation (the "Issuer"). The address of the Issuer's principal executive offices is 12117 Bee Caves Road Building Two, Suite 100, Austin, Texas 78738, United States of America. This Schedule 13D relates to the Issuer's Common Stock, par value $0.001 (the "Shares").Item 2. Identity and Background.

(a), (f) This Schedule 13D is being filed by Manchester Management Company, LLC, which was formed in Delaware, and James E. Besser, a United States citizen. Manchester Management Company, LLC and Mr. Besser are each a "Reporting Person" and are collectively referred to herein as the "Reporting Persons".

(b) The principal business address for Mr. Besser is 131 Charles Street, 1st Floor, Boston, Massachusetts 02114, United States of America.

(c) Mr. Besser serves as the Managing Member of Manchester Management Company. LLC. The address of Manchester Management Company, LLC is 131 Charles Street, 1st Floor, Boston, Massachusetts 02114, United States of America.

(d) Neither of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) Neither of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.Item 3. Source and Amount of Funds or Other Consideration.

The funds for the purchase of Shares beneficially owned by Manchester Management Company, LLC came from the working capital of accounts managed by Manchester Management Company, LLC. The funds for the purchase of Shares beneficially owned by Mr. Besser came from Mr. Besser's personal funds.

No borrowed funds were used to purchase the Shares, other than any borrowed funds used for working capital purposes in the ordinary course of business.

Item 4. Purpose of Transaction.

The Reporting Persons have acquired their Shares of the Issuer for investment. The Reporting Persons evaluate their respective investments in the Shares on a continual basis.

In a letter to the Board of Directors of the Issuer (the "Board of Directors") dated April 18, 2011, attached hereto as Exhibit C, Mr. Besser, individually, and on behalf of Manchester Management Company, LLC, urged the Board of Directors to take the steps necessary to amend the by-laws of the Issuer to (i) allow shareholders to call a special meeting, (ii) allow shareholders to put matters to a vote at an annual meeting on a more reasonable time frame, and (iii) remove the poison pill (the "Poison Pill") from the by-laws. Mr. Besser believes that the by-laws and the Poison Pill, ostensibly put in place to protect shareholders of the Issuer from unwanted interference from the outside, now exist primarily to prevent the shareholders from exercising their right to stop the management from causing further damage to the value of the Shares.

The by-laws give the shareholders of the Issuer no right to call a special meeting under any circumstances. Instead, any matters that a shareholder wishes to put to a vote of the shareholders must be done so at an annual meeting. Matters that a shareholder would like addressed at an annual meeting must be submitted to the Board of Directors of the Issuer in writing 12 months in advance of such meeting. Thus, a concerned shareholder who has any changes that it wishes to put to a vote today, must wait nearly two years to have its voice heard. Mr. Besser believes that this is outrageous and allows the board and management to make decisions without accountability to the shareholders.

Moreover, Mr. Besser believes that the Poison Pill acts as a deterrent which prevents shareholders from acting in concert to make changes in the composition of the board and management (or to attempt to amend the by-laws to allow for a special meeting) in order to preserve what value has not been impaired in the Issuer's stock.

Given the wanton destruction of shareholder value caused by the 90% decline in the price of the Issuer's stock in the past year, there should be a mechanism by which current shareholders are able to determine whether the Issuer's current management and board have the judgment and skills necessary to evaluate all the alternatives that must be considered at this point to create a reasonable return going forward. The letter from Mr. Besser to the Issuer dated April 18, 2011 sets forth Mr. Besser's belief that:

(i) management has made overly optimistic projections;

(ii) management has been irresponsible about the economics of the Issuer's relationship with Quest;

(iii) management has continued to make overly optimistic projections;

(iv) the secondary offering in 2011 substantially diluted shareholders;

(v) there is an underweighting of stock incentivization in management's employment agreements;

(vi) management has not been effective in developing an effective sales force; and

(vii) management has ignored direct sales opportunities to non-Quest hospitals.

The Reporting Persons reserve the right to be in contact with members of the Issuer's management, the members of the Issuer's Board of Directors, other significant shareholders and others regarding alternatives that the Issuer could employ to increase shareholder value.

The Reporting Persons reserve the right to effect transactions that would change the number of shares they may be deemed to beneficially own.

The Reporting Persons further reserve the right to act in concert with any other shareholders of the Issuer, or other persons, for a common purpose should it determine to do so, and/or to recommend courses of action to the Issuer's management, the Issuer's Board of Directors, the Issuer's shareholders and others.

Item 5. Interest in Securities of the Issuer.

(a) - (e) As of the date hereof, Manchester Management Company, LLC, may be deemed to be the beneficial owners of 551,618 Shares, constituting 5.2% of the Shares.

As of the date hereof, Mr. Besser may be deemed to be the beneficial owners of 982,968 Shares, constituting 9.2% of the Shares.

The percentage of the class of Shares of the Issuer beneficially owned by each Reporting Person is based upon 10,657,564* Shares outstanding as of the date hereof.

Manchester Management Company, LLC has the sole power to vote or direct the vote of 0 Shares; has the shared power to vote or direct the vote of 551,618 Shares; has the sole power to dispose or direct the disposition of 0 Shares; and has the shared power to dispose or direct the disposition of 551,618 Shares.

Mr. Besser has the sole power to vote or direct the vote of 431,350 Shares; has the shared power to vote or direct the vote of 551,618 Shares; has the sole power to dispose or direct the disposition of 431,350 Shares; and has the shared power to dispose or direct the disposition of 551,618 Shares.

The transactions by the Reporting Persons in the securities of the Issuer during the past sixty days are set forth in Exhibit B.

*This outstanding Shares figure reflects the number of outstanding Shares at December 31, 2010, as reported in the Issuer's Form 10-K, filed on February 28, 2011.Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer. Not ApplicableItem 7. Material to be Filed as Exhibits.

Exhibit A: Joint Filing Agreement

Exhibit B: Schedule of Transactions in Shares

Exhibit C: Letter to Issuer from Mr. Besser dated April 18, 2011

Exhibit D: Letter from Robert Claassen to Mr. Besser dated April 13, 2011

Exhibit E: Letter from Gail Page to Mr. Besser dated April 14, 2011

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

April 18, 2011

(Date)Manchester Management Company, LLC

By: /s/ James E. Besser

James E. Besser, Managing MemberBy: /s/ James E. Besser

James E. BesserAttention: Intentional misstatements or omissions of fact constitute Federal criminal violations (see 18 U.S.C. 1001).

Exhibit A

AGREEMENTThe undersigned agree that this Schedule 13D, dated April 18, 2011, relating to the Common Stock, par value $0.001, of Vermillion, Inc. shall be filed on behalf of the undersigned.April 18, 2011

(Date)

Manchester Management Company, LLC

By: /s/ James E. Besser

James E. Besser, Managing MemberBy: /s/ James E. Besser

James E. Besser

Exhibit B

Schedule of Transactions in Shares

Transaction	Date	Shares		Price
Transactions in Common Stock				
Manchester Management				
Purchase	2/15/2011	25,000	$	5.45
Purchase	2/23/2011	6,000	$	5.30
Purchase	2/24/2011	10,900	$	5.28
Purchase	3/1/2011	6,515	$	4.91
Purchase	3/1/2011	22,000	$	4.95
Purchase	3/2/2011	6,000	$	4.81
Purchase	3/2/2011	7000	$	4.89
Purchase	3/3/2011	10,266	$	5.01
Purchase	3/4/2011	2,000	$	4.85
Purchase	3/8/2011	3,800	$	5.00
Purchase	3/9/2011	10,600	$	4.84
Purchase	3/10/2011	10,500	$	4.74
Purchase	3/11/2011	10,000	$	4.55
Purchase	3/11/2011	20,800	$	4.65
Purchase	3/14/2011	24,600	$	4.59
Purchase	3/15/2011	6,000	$	4.16
Sale	3/17/2011	1,000	$	4.65
Sale	3/23/2011	9,000	$	4.50
Sale	4/4/2011	5,000	$	4.85
James E. Besser				
Purchase	2/23/2011	10,000	$	5.33
Purchase	2/28/2011	20,000	$	4.95
Purchase	3/3/2011	10,000	$	4.99
Purchase	3/7/2011	10,000	$	4.94
Purchase	3/8/2011	10,000	$	5.05
Purchase	3/10/2011	5,000	$	4.80
Purchase	3/10/2011	20,000	$	4.80
Purchase	3/11/2011	70,000	$	4.59
Purchase	3/14/2011	15,000	$	4.64
Purchase	3/14/2011	20,000	$	4.64

Exhibit C To the Board of Directors of Vermillion, and my fellow shareholders,

I am writing to request in the strongest possible terms that the board of directors of Vermillion (the "Board") move to make three significant changes in the corporate governance of Vermillion as soon as possible.

First, the Board should abolish the current by-law that prohibits shareholders from calling a special meeting under any circumstances. Shareholders are further encumbered by the requirement that any matters that a shareholder who wishes to put to a matter to a vote at the annual meeting must submit the proposal in writing 12 months in advance of the meeting. Consequently, shareholders have no right to call a special meeting and a shareholder must now wait two years before having a matter put to a vote at an annual meeting. This is outrageous and allows the board and management to make decisions without accountability to the owners of Vermillion. Given that the next annual meeting is now scheduled for June 23rd, less than three months away and only seven months following the last annual meeting, we believe there should be a 30 day written notice period for this meeting.

Second, the poison pill should be removed so shareholders can consider alternatives to the current management and Board. The poison pill acts as a deterrent which prevents current shareholders from acting in concert to make changes in the composition of the board and management in order to preserve what value has not been impaired in Vermillion's stock. We believe any alternate board members that might be proposed would benefit substantially from the collective input of the majority of Vermillion's shareholders, and would better represent our interests and viewpoints than the current group that has not always acted in our interests.

Third, we would like the board to call a special meeting where all 6 directors are up for a vote, so that all shareholders can weigh in on their continuing service in light of events since the last shareholder meeting.

Given the wanton destruction of shareholder value caused by the 90% decline in the price of the stock in the past year, there should be a mechanism by which current shareholders are able to determine whether Vermilion's current management and board have the judgment and skills necessary to evaluate all the alternatives that must be considered at this point to create a reasonable return going forward.

The Board and management's failure becomes more pronounced considering the company's progress on the scientific and R&D side of the business. Not only is OVA1 blessed with a superior label and an exceedingly well designed and run Phase III, but Doctor Fung and his team have made advance after advance in OVA1's data package, capped off by the presentation of the early detection data in October in Prague, and most recently endorsement by the ACOG/SGO task force in early March. The pipeline is in excellent shape with PAD and OVA2 farther along than we could have hoped, and represents a substantial further potential enhancement of value. The latest data released on the ROMA test, a potential competitor, suggests that it does not perform better than its parts in detecting ovarian cancer.

Despite this scientific progress, the stock has declined 90% in one of the most bullish stock markets in recent history because of the failures of the Board and management as evidenced by:

1. Management has made overly optimistic projections:

In December of 2009, Vermillion put out the financial projections in its reorganization plan to exit from bankruptcy. While these were clearly projections, they were being made under the supervision of the CEO, Gail Page, who describes herself as having launched more than 50 tests as a VP at Labcorp, including Thinprep. Even with a stated selling price of $125 and a 40% Vermillion cut on gross margin dollars, the model projected year 1 sales of OVA1 at 9.7 million dollars. This implied volumes of 217,000 tests in year 1 after launch, and 761,000 in year 2, in a self described target market of between the 1 million pelvic masses discovered annually and 5 million CA-125 tests performed. Taking the high end of current guidance in the first quarter, total volumes in year 1 actually are going to be about 10,000. Even with great data and Medicare coverage coincident with launch, sales have been less than 5% of what was estimated. In marked contrast to this wild eyed optimism in December of 2009, in August of 2010, the management debuted a power point presentation highlighting the ramp of 8 tests that they deemed most comparable to OVA1. No test on the list achieved a penetration of its target market in excess of 1.2% in year 1. That implies OVA1's year 1 performance is right in line with those tests if the low end market size expectation is correct, yet management chose to put out wildly optimistic projections previous to this. Regardless of the origin of those projections or the motivation of management to make them, they were still signed off on by 50% of the current board. That three experienced professionals on the board could be so far off does not speak highly of the Board's ability to accurately project future events. We believe that the compensation package gave management an incentive to provide overly optimistic projections because before the equity committee forced changes in the terms of the deal, the compensation to management would have been entirely in cash. If the stock price rose, management would take cash compensation, wait for dust to settle and then pay itself more in salary and free stock grants. This is what has happened.

2. Management has been irresponsible about the economics of the company's relationship with Quest:

From the first conversation we ever had with management, we tried to understand the economics of the relationship the company had with Quest. After poring repeatedly through the 2005 agreement filed in the bankruptcy documents, we asked a series of questions about the economics of that agreement. The response was consistent- that agreement had been replaced by a simple split of the gross profits on the test that was in excess of 30%. We and other investors were also told that it was in line with the PAD agreement, which is a 40% split of gross profits. In August of 2010, the company disclosed that there was no finalized new agreement with Quest, and that Quest was continuing to pay Vermillion under the terms of the old agreement, and that the terms were under renegotiation. How could the company not have finalized the terms of THE governing agreement for its first commercial test? Luckily, Quest's violations of the terms of the 2005 agreement such as it could be applied, as well as risk that Vermillion could walk across the street to any number of potential buyers if the Quest agreement were deemed to be breached gave management the leeway to cut a new deal with Quest that secures the 40% economic participation in OVA1 including $50 upfront per test. But under the terms of the new Agreement Quest enjoys 2 more years of exclusivity to see how the test is doing and essentially has a right to exercise a bear hug on Vermillion by giving them a first look at its performance. This extension was given even though Quest had already proved to be a less than ideal partner 10 months into the launch by demonstrating an inability to sell doctors on the value of the test without the heavy involvement of Vermillion reps- leading us to question how much leverage there is in the agreement.

3. Management has continued to make overly optimistic projections:

In August, with only 4 1/2 months to go in the year, Vermillion finally updated its projections, to total test volumes of 8-10,000 tests for the calendar year. This projection also proved to be wildly optimistic, as Vermillion eventually reported 6,500 OVA1 tests for CY2010. Once again, not a great sign of measured judgment by management or the Board.

4. The Secondary Offering substantially diluted shareholders:

After a brief flush of optimism in the new year with the announcement of better than expected test results, (better than November guidance but far below the August guidance) and a rampant bull market, Vermillion stock rebounded to $9. With more than a year's worth of cash at the current burn rate, management and the Board decided that it was time to "shore up the balance sheet" and filed a 2 million share secondary. Rather than spreading the deal around, or create uncertainty about the availability of stock, Vermillion chose a single underwriter. Instead of endorsing the company's prospects, CEO Gail Page added 100,000 shares of her own stock to the green shoe of the deal. The outside counsel for Vermillion, when asked to explain this, said this was anti-dilutive because otherwise that stock in the green shoe would have been company stock, per the agreement with Roth. Ms. Page put it more succinctly- she said that she needed to sell the shares to pay her taxes- less than a year after the multimillion dollar cash payout she received as compensation for her work during the bankruptcy.

Less than a week after the outside counsel stated that the CEO shares were included to reduce the dilution of the deal, and as the stock had slid below $8, Vermillion doubled the size of the secondary. This horrific lapse in judgement broke the stock. Rather than upsizing the deal on the back of strong demand at the last minute, management and the Board chose to put further pressure on the equity. Then management failed repeatedly on the road to enumerate why all this capital was needed now, and the stockholders continued to vote with their feet as evidenced by the decline in the share price. Our best guess is that $5 million of the proceeds would be used to retire the last convertible note, approximately $10 million of the proceeds would be used to fund a PAD trial when it was started late in 2011, and some other amount of the proceeds would be used to fund sales force growth that would not be rapidly recovered through increased test volumes. Management also said that they would pull the deal or downsize it if the price came under pressure because they did not need the money right away. After filing the secondary with VRML in the $8 range, the deal priced at $5.45. The Board clearly lacked a strong sense of what Vermillion might be worth, or did not care about the 40% dilution the deal represented at what was then absolute low tick on the stock for the year.

5. There is an underweighting of stock incentivization in management's employment agreements:

The dilution created by the secondary offering did not impact management or the Board because they own almost no stock outright. This is a cash compensation company, and the most recent 8k announced that the top 5 executive at the company would be paid over $1.5 million in base salary for 2011 after presiding over a 90% decline in the stock price, with CEO Page once again taking in $385,000 in base with a 50% potential cash bonus. There is no sign of confidence in execution such as a reduction in base and an increase in bonus based on stock performance, a sign that the management is ready to take the company to the next level- instead, its salary, cash bonus, free stock, and a year of severance for termination without good cause. Based on past actions, if the stock had only dropped 50%, and management had not repeatedly been overly optimistic and misstepped on the investor relations front, one can only assume the compensation committee of the Board would have given management a substantial raise.

6. Management has not been effective in developing an effective salesforce:

CEO Gail Page's background is in selling tests. The management of a salesforce of 13 people including the VP of Sales after running a sales force of hundreds previously should be easy, but as of March there was no CRM system in place, Vermillion was backpedaling on even a continuation of the linear growth that had been seen in test volumes largely from word of mouth, and one region accounted for about 30% of Vermillion's sales in Q4. This says as much about the lack of productivity elsewhere as it does about the success of that region. Of course, with no actionable data about how effective the sales force is, with flagging sales momentum the kneejerk response is simply to add more reps which management suggested was a major reason to do the secondary. Why some of those reps would not be hired instead to replace the bottom third of the current sales force is not clear to us- and whether the issue is the way they are managed, their compensation or something else, relative productivity has been an issue that gives us pause about whether the rep model has proven itself ready to be replicated. As of now, from our conversations we believe Vermillion has added a handful of incremental reps. So, either the model is right and Vermillion isn't hiring fast enough, or the growth is going to occur gradually with more opportunity for the reps to pay for themselves, and there was no reason to do the secondary offering that we believe was perceived by the market as a sign of desperation.

With or without a sales force, the test volumes have grown at a 1000 per quarter clip to date. We believe the current sales ramp is hardly a sign of great sales execution given that the sales force has been selling with the early detection data since the end of January, picked up the ACOG endorsement in March, and two major payors at the beginning of 2011.

7. Management has ignored direct sales opportunities to non-Quest hospitals:

In February, Gail Page told us in our meeting on the roadshow that she was just starting to explore the non-Quest direct hospital sales channel, a channel that we believe should have at least 50% higher contribution margins than a comparable Quest sale. The stated reason was that a large potential customer had called the company and asked about participating in the OVA1 story. Aside from the obvious point this simple example makes about the misallocation of resources of not having someone chase a much higher margin opportunity like direct sales (which is permitted under the terms of the Quest agreement until a year after the launch of the test, the fact that it took a potential customer calling Vermillion indicates that the CEO has not focused on sales to the extent that a small company like this needs.

We believe that these mistakes have damaged the credibility of the CEO and the Board and are a major reason that the stock has dropped to an enterprise value of less than $20 million excluding cash. We believe that a majority of the current shareholders do not trust the judgement of the CEO (and chairperson of the board!) or the Board by extension (although we do overwhelmingly feel that Dr. Fung is an extremely strong executive who should be rewarded for his accomplishments of the past year, and probably promoted to a higher position).

Given mangement's deplorable track record, it seems obvious that shareholders should have a much stronger ability to influence the workings of their investment, or to be able to nominate Board members who might be more representative of their interests. This might include replacing certain members of the current management team or marrying the great asset that is OVA1 and the pipeline with a team or another corporate entity that can actually execute on the sales side. Certainly, it is hard to believe another manager or owner of the asset would be so wrongheaded in their public statements. The bylaws and the poison pill act as a block on our rights as shareholders, and we believe a majority of the shareholders would vote to change both.

When we brought our concerns on all of these issues to the management, a conference call with CEO Page and two of the board members was set up. After a wide ranging two hour call, their responses did not give us a clear understanding of what steps Vermillion has taken to avoid continuing to miss the mark on the test ramp. Their solutions to the test ramp issues were working hard on it, adding bodies, switching strategies, blaming Quest (who seems to be in constant turmoil), making some changes that they said could not be shared without me agreeing to a confidentiality agreement, and asserting that the basic operation of this business was far too complex for me to understand, at least unless I agreed to a confidentiality agreement. In general, when things have gone wrong, the message from management was that many of those mistakes were made by consultants (the reorg projection, the lack of creativity in the performance packages, etc.).

Blaming the consultants ignores the signoff on such decisions by management and the Board. We also take issue with the idea that management cannot explain the intricacies of a sub 1 million dollar quarterly business with less than 50 employees to us unless we agree to a confidentiality agreement. Far bigger companies with far more complex businesses are able to accomplish this task routinely. Vermillion should spend less time writing bylaws, 10-Qs and 10-Ks that attempt to limit the voice of its owners as much as possible, and more time selling tests and telling us how they are accomplishing their goals.

We were also told by each board member individually how hard it is to ramp up a diagnostic quickly- its odd that they did not remember that when they projected over 200,000 tests in the first year of launch.

Following our conversation on April 11, we made the following proposal to management:

"I would unquestionably feel much more comfortable about Vermillion's prospects going forward if there were a selection of Board members who either owned a significant amount of stock or had a great deal of public market experience. Perhaps I'm wrong, and there is widespread support among the current shareholders for the current management and Board - but the current bylaws don't allow us to answer that question.

Given that the gap between annual meetings is unusually short, and that the purpose of these provisions is to allow the board to maximize shareholder value during a change of control negotiation I would propose the following:

1. Institute a 45 day written notice period for the upcoming annual meeting to allow the shareholders(including myself) to propose an alternative slate that would convince the majority of the holders that their interests are being protected, with the requirement that any slate must be proposed by shareholders of record on April 1, so that any late entering activists and the like are not attracted to the situation. This 45 day notice period would also allow you to get the quarter out and bring to light some of the changes and strategies that you alluded to on the call, so that we can all weigh in on them once they are made public.

2.Waive the poison pill for shareholders of record on April 1, so that we can collaborate in arriving at the best possible candidates to help the company. Once again, waiving it in that fashion will eliminate the possibility of it being abused by a hostile acquirer.

The only reason not to agree to this is if the board is afraid of the results of such a vote. Given the timeliness of this matter and the need to correctly file in order to locate alternative board members, I would respectfully request that you respond to my request in 48 hours."

We received two letters from the Company in response to our proposal. The first letter, attached as exhibit D to the Schedule 13D filed by us on April 18, 2011 is a letter from Vermillion's outside counsel dated April 13, 2011 seeking information regarding whether we have formed a "group" with any other shareholders. We have not entered into any agreement with any other shareholders for the purpose of acquiring, holding, voting or disposing of Vermillion's shares. We feel that the shareholders of Vermillion would be better served if the management and the Board focused as much attention on the faltering sales pipeline as they do in attempting to protect their own interests.

The second letter, attached as exhibit E to the Schedule 13D filed by us on April 18, 2011, is a letter from CEO Gail Page dated April 14, 2011. In the letter, she committed to conducting a review of the bylaws and rights initiative. While we welcome this development, we ask that management and Board provide a timeline in which the review will be completed. Finally, in the letter Ms. Page says "... we do ask that people show patience in allowing the management to pursue its commercialization and development strategy and not measure success by the results of one or two quarters." For the reasons set forth in this letter, we do not believe that the CEO and the Board have earned the right for shareholders to be patient unless they are able to present a detailed plan to bring about the improvement.

Given the circumstances, we continue to believe a special meeting is required immediately to vote on removing the poison pill, the elimination of the other restrictive bylaws, and voting on the entire Board of Directors. We will potentially take action to accomplish this goal. I hope my fellow shareholders will also express their points of view to the management and the board.

Submitted,

James Besser Managing Member Manchester Management

Exhibit D1(650) 320-1884

robertclaassen@paulhastings.com April 13, 2011

PERSONAL & CONFIDENTIAL

VIA ELECTRONIC MAIL AND OVERNIGHT COURIER

Manchester Management Company, LLC

31 Charles Street, 1st Floor

Boston, Massachusetts 02114

Attn.: James E. Besser, Managing Member

Re: Vermillion, Inc.

Dear Mr. Besser:

On behalf of the Board of Directors (the "Board") of Vermillion, Inc. ("Vermillion"), we are writing in an effort to understand and make a determination, as required under the Rights Agreement between Vermillion and Wells Fargo Bank, N.A., as amended (the "Rights Agreement"), and the disclosure and reporting requirements under the Securities Exchange Act and the rules and guidance promulgated thereunder, regarding the existence and extent of any relationship or affiliation, whether direct or indirect, oral or written, specific or informal, between or among you and any or all of Robert Goggin, Dan Pike, John Grimley and Gavin Myers, and any other beneficial shareholders of Vermillion (Messrs. Goggin, Pike, Grimley and Myers, collectively with any other beneficial shareholders of Vermillion, the "Other Shareholders").

To assist in Vermillion's understanding and determination, we would appreciate any information you may be able to provide that is responsive to or arises from reasonable inference of the following:

1. Please list and describe any and all contracts, agreements, arrangements, understandings, relationships, affiliations or alliances, whether direct or indirect, oral or memorialized in writing, specific or informal, with any Other Shareholder or any of your "affiliates" 1 or 'associates'2, for the purpose of:(a) acquiring, holding, voting or disposing of any securities of Vermillion; or1 Your 'affiliates' means any persons or entities that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, you.

2 Your 'associates' means (i) any corporations or organizations of which you are an officer or partner or are, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, (ii) any trusts or other estates in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, and (iii) any relatives or spouse of yours, or any relatives of your spouse, who share a home with you.

(b) acting as a partnership, limited partnership, syndicate, affiliation, alliance or other group for any of the foregoing purposes or otherwise with respect to Vermillion.

2. Please list and describe any and all conversations, communications, solicitations or other interactions (including duration, frequency and participants), you or your 'affiliates' or 'associates' have had or been party to or transmitted to any Other Shareholder, whether or not specific terms were committed to, suggested or discussed, regarding:

(a) any discontents or sympathies regarding Vermillion, its Board or its management;

(b) any contemplated, actual or realized efforts seeking to shift or influence the corporate control of Vermillion (including without limitation through voting or pooling strategies or approaches or proxy contests);

(c) acquiring, holding, voting or disposing of any securities of Vermillion;

(d) offering, giving, pledging or otherwise promising the authority to vote or direct the voting of the securities of Vermillion;

(e) correlation of activities and communications with respect to Vermillion; or

(f) respect to Vermillion, its Board or its management not covered elsewhere any other actions or common purposes, objectives, plans or goals with in this item.3. Please list and describe any and all conversations, communications or other interactions you have had or been party to with Vermillion, its Board or its management in which you have claimed support of any Other Shareholders.

4. Please list and describe any and all prior business relationships and transactions you or any of your 'affiliates' or 'associates' have had or been party to with Messrs. Goggin, Pike, Grimley or Myers or any of their respective 'affiliates' or 'associates'.

5. Please list and describe any and all instances whereby, to your knowledge, any Other Shareholder has acquired, held, voted or disposed of securities of Vermillion because, in whole or in part, such Other Shareholder had knowledge of your acquiring, holding, voting or disposing of securities of Vermillion, or such actions by any or all of your 'affiliates' or 'associates'.

6. Please list and describe any and all information not covered under any of the items above but which, in your view, had public disclosure been made of such information, would create or further a substantial likelihood that a reasonable investor would view the "total mix" of information regarding Vermillion differently.

Due to the urgency and public nature of the matter, in addition to the disclosure and reporting requirements and the potentially significant implications under the Rights Agreement, we request your immediate attention to these matters and that you deliver to us complete and accurate responses at your earliest possibility.

Very truly yours, Robert A. Claassencc: Gail S. Page, Executive Chairperson, President and Chief Executive Officer (via e-mail)

Board of Directors of Vermillion, Inc. (via e-mail)

Exhibit E April 14, 2011 Dear Jeb,

The Board of Directors has received your letter and although those members in attendance do not agree with the characterization of the conversation we had earlier in the week, the Board has decided to review your request relating to the bylaws and the rights plan. They are actively reviewing the request and collecting data on current industry standards.

As you know, Vermillion is a small cap emerging growth company that has made significant progress in reestablishing itself and launching its first product. We are always receptive to the views of shareholders, but we do ask that people show patience in allowing the management to pursue its commercialization and development strategy and not measure success by the results of one or two quarters. As we and Quest have stated, this is a marathon, not a sprint.

Our stock has and will continue to be volatile as we grow the business. As an example, during the 3rd quarter, we moved our earnings call up four days and the value of the company rose by 30%. That made no sense as nothing changed with the fundamentals of the business. We have seen the stock move down, even in the face of major positive events but still maintain that the management must stay focused on the business and execution, which is what we are doing and will continue to do and in the end the stock will reflect the long term value.

Also, we would recommend you request a copy of the Stephens report (which was initiated in March), if you have not already done so. We think this work demonstrates the company's ability to communicate the story to investors. All that said, we look forward to updating you on the outcome of the review of the bylaws and rights initiative.

Sincerely,

/s/Gail Page Gail Page

[Table of Contents](#)

COMPENSATION OF DIRECTORS

Director Compensation

Outside directors (*i.e.*, non-employee directors) are compensated for their service as (1) a member of the Board of Directors, (2) a member of any committee of the Board of Directors, and (3) a chair of any committee of the Board of Directors. Currently, we have adopted a compensation program to grant restricted stock units ("RSUs") to outside directors with a targeted value on the grant date. The number of RSUs granted is determined by dividing the targeted value by a trailing average price of our common stock on the date of grant of the RSUs. The RSUs vest in four equal quarterly installments over the course of the fiscal year, with the vesting commencement date starting on January 1 each year. Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for outside directors, and based upon the results of their analysis, the Compensation Committee will make recommendations in regards to the compensation program for outside directors to the Board of Directors. During fiscal year 2010, the outside directors were compensated as follows:

- each outside directors received 13,000 RSUs;
- the chairperson of the Audit Committee received 2,500 RSUs;
- the chairperson of the Compensation Committee received 2,000 RSUs;
- the chairperson of the Nominating and Governance Committee received 1,500 RSUs;
- the other members of the Compensation Committee and the Nominating and Governance Committee each received 1,000 RSUs;
- the other members of the Audit Committee received 1,500 RSUs; and
- the other member of the Special Compensation Committee received 5,000 RSUs.

The Bankruptcy Court approved a Debtor's Incentive Plan on April 14, 2010 in recognition of Ms. Page, Mr. Burns and Mr. Hamilton's services during the bankruptcy proceedings. Under the Debtor's Incentive Plan, we were directed to distribute an aggregate of $5,000,000 in cash and 302,541 shares of restricted stock in Debtor's Incentive Plan Payments to Ms. Page, Mr. Burns and Mr. Hamilton. The total Debtor's Incentive Plan cash payments and restricted stock awards were allocated to Ms. Page, Mr. Burns and Mr. Hamilton on a 60%-20%-20% basis, respectively. Such Debtor's Incentive Plan compensation was not attributable to the three directors as compensation for the year of 2009 because we did not receive approval to make the awards (and did not in fact make any cash or restricted stock awards) until April 2010. The restricted stock awards do, however, provide for retroactive vesting credit for 1/24th of the total award on each monthly anniversary of the vesting commencement date (June 22, 2009).

The compensation earned by our outside directors for the year ended December 31, 2010 was as follows:

Name	Fees Earned or Paid in Cash	Stock Awards[(2)]	Option Awards [(3)]	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James S. Burns[(1)]	$ 1,000,000	$ 337,808	$ —	$ —	$ —	$ —	$ 1,337,808
John F. Hamilton[(1)]	1,000,000	337,808	16,875	—	—	—	1,354,683
Peter S. Roddy	—	86,335		—	—	—	86,335
Carl Severinghaus	—	97,475	—	—	—	—	97,475
William C. Wallen, Ph.D.	—	122,540	—				122,540
Total	$ 2,000,000	$ 981,966	$ 16,875	$ —	$ —	$ —	$ 2,998,841

(1) Fees earned or paid in cash and stock awards include compensation earned under the Debtor's Incentive Plan.

(2) All outside directors received RSUs.

(3) For awards of options, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718 (column (d)).

12

[Table of Contents](#)

COMPENSATION OF DIRECTORS

Director Compensation

Outside directors (*i.e.*, non-employee directors) are compensated for their service as (1) a member of the Board of Directors, (2) a member of any committee of the Board of Directors, and (3) a chair of any committee of the Board of Directors. For 2011, we adopted a compensation program granting restricted stock units ("RSUs") to outside directors with a targeted value on the grant date. The number of RSUs granted is determined by dividing the targeted value by a trailing average price of our common stock on the date of grant of the RSUs. 50% of the RSUs granted to directors vested on June 1, 2011, and 25% of the RSUs vested on each of September 1, 2011 and December 1, 2011, except that 100% of the RSUs granted to Bruce A Huebner vested on December 1, 2011 due to the fact that he joined the Board in May 2011. Outside directors did not receive any cash compensation in connection with their services as directors, nor did they sell any RSUs, except that historically certain RSUs were sold by certain directors only for the purpose of covering their tax liability incurred in connection with the distribution of the RSUs. Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for outside directors, and based upon the results of their analysis, the Compensation Committee will make recommendations in regards to the compensation program for outside directors to the Board of Directors. During fiscal year 2011, the outside directors were compensated as follows, with the RSU awards being made as of March 22, 2011 based on a grant date value of $3.95 per RSU:

- each outside directors received 15,200 RSUs;
- the chairperson of the Audit Committee received 3,000 RSUs;
- the chairperson of the Compensation Committee received 2,300 RSUs;
- the chairperson of the Nominating and Governance Committee received 1,500 RSUs;
- the other members of the Compensation Committee each received 1,000 RSUs; and
- the other members of the Audit Committee received 1,500 RSUs.

The compensation earned by our outside directors for the year ended December 31, 2011 was as follows:

Name	Fees Earned or Paid in Cash	Stock Awards[(2)]	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James S. Burns[(1)]	—	$ 391,298	$ —	$ —	$ —	$ —	$ 391,298
John F. Hamilton[(1)]	—	391,298	—	—	—	—	391,298
Bruce A. Huebner	$ 9,200[(3)]	26,491	—	—	—	—	35,691
Peter S. Roddy	—	71,890	—	—	—	—	71,890
Carl Severinghaus	—	79,000	—	—	—	—	79,000
William C. Wallen, Ph.D.	—	75,840	—	—	—	—	75,840
Total	$ 9,200	$ 1,035,817	$ —	$ —	$ —	$ —	$ 1,045,017

(1) Stock awards include $331,258 for compensation earned under the Debtor's Incentive Plan pursuant to a Bankruptcy Court Order in April 2010. The restricted stock award vested ratably over a 24-month period from June 22, 2009 to June 22, 2011.

(2) All outside directors received RSUs in lieu of any cash compensation.

(3) Amount represents Mr. Huebner's consulting income.

13

1/30/13 d1241870_13d-a.htm

SC 13D/A 1 dl241870_13d-a.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549SCHEDULE 13D

THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 8)*Vermillion, Inc. (Name of Issuer)Common Stock, par value $0.001 (Title of Class of Securities)17252Y104

(CUSIP Number)James E. Besser Manchester Management Company, LLC 131 Charles Street, 1st Floor Boston, Massachusetts 02114 United States of America

Tel. No.: 617-399-1741

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)November 9, 2011

(Date of Event Which Requires Filing of this Statement)If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.240.13d-l(e), 240.13d-l(f) or 240.13d-l(g), check the following box [X].*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.www.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 1/10

1/30/13 d1241870_13d-a.htmCUSIP No. 17252Y1041. NAME OF REPORTING PERSONS

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)Manchester Management Company, LLC2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) □

(b) □

3. SEC USE ONLY

4. SOURCE OF FUNDS 00

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR

2(e) U

6. CITIZENSHIP OR PLACE OF ORGANIZATION Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON

7. SOLE VOTING POWER 0

8. SHARED VOTING POWER 233,262

9. SOLE DISPOSITIVE POWER 0

10. SHARED DISPOSITIVE POWER 233,262

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 233,262

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW ((11) EXCLUDES CERTAIN SHARES13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)www.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 2/10

1/30/13 d1241870_13d-a.htm

1.6%

14. TYPE OF REPORTING PERSON

IA

---

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1/30/13 d1241870_13d-a.htmCUSIP No. 17252Y1041. NAME OF REPORTING PERSONS

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

James E. Besser

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) [_]

(b) □

3. SEC USE ONLY

4. SOURCE OF FUNDS PF

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR

2(e) U

6. CITIZENSHIP OR PLACE OF ORGANIZATION United States of America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON

7. SOLE VOTING POWER 431,350

8. SHARED VOTING POWER 233,262

9. SOLE DISPOSITIVE POWER 431,350

10. SHARED DISPOSITIVE POWER 233,262

11. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 664,612

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW ((11) EXCLUDES CERTAIN SHARES

13. PERCENT OF CLASS RFPRESENTED BY AMOUNT IN ROW (11) 4.5%

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1/30/13 d1241870_13d-a.htm

14. TYPE OF REPORTING PERSON

IN

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1/30/13 d1241870_13d-a.htmCUSIP No. 17252Y104Item l. Security and Issuer.No material changes from the Schedule 13D filed by the Reporting Persons on April 18, 2011.Item 2. Identity and Background.No material changes from the Schedule 13D filed by the Reporting Persons on April 18, 2011.Item 3. Source and Amount of Funds or Other Consideration.No material changes from the Schedule 13D filed by the Reporting Persons on April 18, 2011.Item4. Purpose of Transaction.The Reporting Persons have acquired their Shares of the Issuer for investment. The Reporting Persons evaluate their respective investments in the Shares on a continual basis.The Reporting Persons continue to disagree with the direction the Issuer's management and board of directors are taking the Issuer, and they do not believe that Issuer's management and board of directors are acting in the best interests of the shareholders.The Reporting Persons have no current plans to influence the actions of management or the board of directors, but they reserve the right to effect such a plan in the future.The Reporting Persons anticipate that they will continue to effect transactions that would decrease the number of Shares they may be deemed to beneficially own, but they reserve the right to decline to do so or to effect transactions that would increase the number of Shares they may be deemed to beneficially own.Item 5. Interest in Securities of the Issuer.(a) - (e) As of the date hereof, Manchester Management Company, LLC, may be deemed to be the beneficial owners of 233,262 Shares, constituting 1.6% of the Shares.As of the date hereof, Mr. Besser may be deemed to be the beneficial owners of 664,612 Shares, constituting 4.5% of the Shares.The percentage of the class of Shares of the Issuer beneficially owned by each Reporting Person is based upon 14,856,634* Shares outstanding as of the date hereof.Manchester Management Company, LLC has the sole power to vote or direct the vote of 0 Shares; has the shared power to vote or direct the vote of 233,262 Shares; has the sole power to dispose orwww.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 6/10

1/30/13 d1241870_13d-a.htmdirect the disposition of 0 Shares; and has the shared power to dispose or direct the disposition of 233,262 Shares.Mr. Besser has the sole power to vote or direct the vote of 431,350 Shares; has the shared power to vote or direct the vote of 233,262 Shares; has the sole power to dispose or direct the disposition of 431,350 Shares; and has the shared power to dispose or direct the disposition of 233,262 Shares.As of November 9, 2011, the Reporting Persons have ceased to be the beneficial owners of more than five percent of a class of the Issuer's Shares.*This outstanding Shares figure reflects the number of outstanding Shares at October 31, 2011, as reported in the Issuer's Form 10-K, filed on November 9, 2011.www.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 7/10

1/30/13 d1241870_13d-a.htmItem 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer. No material changes from the Schedule 13D filed by the Reporting Persons on April 18, 2011.Item 7. Material to be Filed as Exhibits.Exhibit A: Schedule of Transactions in Shares.www.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 8/10

1/30/13 d1241870_13d-a.htmSIGNATUREAfter reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.November 10, 2011

(Date)Manchester Management Company, LLCBy: /s/ James E. Besser

James E. Besser, Managing Member/s/ James E. Besser

James E. BesserAttention: Intentional misstatements or omissions of fact constitute Federal criminal violations (see 18 U.S.C. 1001).www.sec.gov/Archives/edgar/data/926617/000091957411005943/d1241870_13d-a.htm 9/10

1/30/13 d1241870_13d-a.htm

Exhibit A

Transaction	Date	Shares	Price
Transactions in Shares Manchester Management Company, LLC			
SALE	10/07/2011	12,200	2.00
PURCHASE	10/10/2011	1,800	1.85
SALE	10/10/2011	62,250	1.93
PURCHASE	10/11/2011	3,659	1.78
SALE	10/11/2011	40,360	1.87
SALE	10/12/2011	846	1.92
SALE	10/12/2011	10,054	1.92
SALE	10/13/2011	1,000	1.80
SALE	10/14/2011	14,200	2.08
SALE	10/17/2011	11,300	2.12
SALE	10/18/2011	21,370	2.04
SALE	10/19/2011	8,800	2.00
SALE	10/24/2011	2,000	2.19
SALE	10/28/2011	800	2.14
SALE	11/04/2011	13,100	1.89
SALE	11/08/2011	6,000	1.91
SALE	11/09/2011	125,000	1.71
PURCHASE	11/09/2011	10,924	1.71

SK 02849 0008 1241870

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1/30/13 Delaware Court Action Allows Vermillion's Stockholder Meeting Without Further Delay-- PHILADELPHIA, Nov. 16, 2012 /PRNewswire/ --

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Delaware Court Action Allows Vermillion's Stockholder Meeting Without Further Delay

- Court Does Not Decide Issue of Eliminating Board Seat

- Board Can No Longer Delay Stockholder Meeting

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PHILADELPHIA, Nov. 16, 2012 /PRNewswire/ -- George Bessenyei , Gregory V. Novak and Robert S. Goggin (the "Concerned Vermillion Stockholders" or "Group") submitted on February 15, 2012 to the Corporate Secretary of Vermillion, Inc. (Nasdaq: VRML) their notice of intent to nominate two proposed directors to the Board of Directors of Vermillion for election at the Vermillion 2012 Annual Meeting of Stockholders (the "Annual Meeting"). The nominees were Gregory V. Novak and Robert S. Goggin .

The Group provided a litigation update in the form of a Letter to Stockholders today:

"Based on information the Group has discovered, on May 15, 2012, believing that defeat was imminent at the upcoming stockholder meeting that was only weeks away, the Board of Directors made a desperate attempt to disfranchise Vermillion's stockholders. They effected this plan by eliminating a contested Board seat in an emergency Board meeting. The Board's patently false justification for taking this strange step was to 'extend the cash runway'. However, as President and CEO Gail S. Page ("Page") and Chairman of the Board James S. Burns ("Burns") subsequently admitted, the actual cash savings from eliminating the Board seat was only $5,000 (five thousand dollars) per year.

The reality is transparent: the miniscule savings that Page and Burns claimed was so important achieved nothing but reducing the number of seats up for reelection from two to one. It was an unprecedented and blatantly obvious move to further entrench the existing Vermillion directors in their positions. Members of the Group tried to reverse the elimination of the Board seat by filing suit in the Chancery Court in Delaware. However, after multiple delays, the Court dismissed the case on a procedural technicality, and thus did not reach the merits regarding the legality of eliminating the Board seat. Had the Court done so, the Concerned Vermillion Stockholders are confident that they would have prevailed...."

The full text of the letter and the court ruling will be filed with the SEC today.

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP TODAY HAS FILED SOLICITING MATERIALS, INCLUDING THIS PRESS RELEASE, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON SCHEDULE 14A PURSUANT TO RULE 14a-12 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12, WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF VERMILLION, INC AND ALSO WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Stockholders please contact Okapi Partners LLC

Patrick McHugh / Geoff Sorbello
(212) 297-0720

Concerned Vermillion Stockholders

T: 561-444-8180

Email: concerned_vrml@googlegroups.com

SOURCE Concerned Vermillion Stockholders

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Concerned Vermillion Stockholders Comment on Repayment of Debt
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1/30/13 Delaware Court Action Allows Vermillion's Stockholder Meeting Without Further Delay -- PHILADELPHIA, Nov. 16, 2012 /PRNewswire/ --

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1/30/13 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote,... -- PHILADELPHIA, Jan. 10, 2013 /PRNew...

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Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote, Triggering NASDAQ Delisting Notice

- Vermillion's Board's continued inaction in failing to set a date for its 2012 annual meeting of stockholders shows that it prefers the risk of delisting from NASDAQ rather than loosening the grip on its entrenched leadership by allowing the stockholders to vote for change

- Bessenyei files a complaint in the Delaware Chancery Court to have the Annual Stockholder Meeting called as soon as possible

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PHILADELPHIA, Jan. 10, 2013 /PRNewswire/ -- George Bessenyei, Gregory V. Novak , and Robert S. Goggin (the "Concerned Vermillion Stockholders" or "Group") commented today on the inexcusable delay by the Vermillion Inc. (the "Company") Board in calling the 2012 Annual Stockholder meeting (the "2012 Annual Meeting").

The Group nominated Robert S. Goggin as Director Nominee for the 2012 Annual Meeting almost a year ago, on February 15, 2012. The last Annual Stockholder Meeting was held on June 6, 2011, more than 18 months ago. Yet, as of today, the Company has not announced the date for its 2012 Annual Stockholder Meeting.

According to George Bessenyei , "One must ask what the Company is so afraid of – of course the logical answer is that the Company knows that disenfranchised stockholders will vote for a change in leadership, electing Mr. Goggin to the vacant seat."

The Concerned Vermillion Stockholders have been vigilant in representing the interests of the Vermillion stockholders in holding the 2012 Annual Meeting promptly, and have taken steps to encourage the Company's Board to set a date for the meeting to take place as required by law and the Company's Bylaws. On December 26, 2012 Group member Bessenyei sent a letter to the Company, calling to the Board's attention its intentional violation of relevant laws and rules and the Company's Bylaws governing annual stockholder meetings. A copy of the letter is attached to today's SEC filing.

Shortly thereafter, on January 3, 2012, NASDAQ sent the Company a "Delisting Notice" notifying the Company that it is not in compliance with NASDAQ's Listing Rule 5620(a), which requires the Company to hold an annual meeting of stockholders no later than one year after the end of the Company's fiscal year-end.

Rather than simply call the Annual Stockholder Meeting as required by NASDAQ, the Company's bylaws and applicable provisions of Delaware law, the Company on January 7, 2013 gave notice that it intends to appeal the NASDAQ's determination, further demonstrating, in the Group's opinion, that its true goal is to avoid giving the stockholders a voice at all costs.

In order to force the Company to abide by its own Bylaws and the requirements of Delaware law, as well as to avoid a NASDAQ delisting process, on January 9, 2013, Bessenyei filed a complaint in the Delaware Chancery Court ("Court"), asking the Court to order the Company to call and hold an annual meeting of stockholders at the earliest practicable date. A copy of the complaint is attached to today's SEC filing.

Robert S. Goggin , stockholder Director Nominee concluded: "The current situation again exemplifies why we need change at the Board level. When a Board regularly disregards stockholders' rights, the market punishes all its stockholders with a low valuation. I believe that long-term investors are hesitant to invest in Vermillion, when directors are fighting off stockholders with frequent bylaw changes and other questionable methods. The recent delisting notice from NASDAQ demonstrates how desperate the Board has become when trying to avoid the long overdue change. As a newly elected Director, I will relentlessly push for change in the Board's attitude."

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP TODAY HAS FILED SOLICITING MATERIALS, INCLUDING THIS PRESS RELEASE, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON SCHEDULE 14A PURSUANT TO RULE 14a-12 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12, WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF VERMILLION, INC AND ALSO WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Stockholders please contact Okapi Partners LLC

More by this Source

Delaware Court Action Allows Vermillion's Stockholder Meeting Without Further Delay
Nov 16, 2012, 15:35 ET

Concerned Vermillion Stockholders Send Letter to the Board of Vermillion, Inc.
Oct 22, 2012, 09:15 ET

Concerned Vermillion Stockholders Comment on Repayment of Debt
Oct 16, 2012, 10:50 ET

View All News by this Source

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1/30/13 Vermillion's Board Wrongfully Continues to Delay Annual Stockholder Meeting To Circumvent Stockholder Vote,... -- PHILADELPHIA, Jan. 10, 2013 /PRNew...

Patrick McHugh / Geoff Sorbello
(212) 297-0720

Concerned Vermillion Stockholders
T: 561-444-8180
Email: concerned_vrml@googlegroups.com

SOURCE Concerned Vermillion Stockholders

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1/30/13 Form8-K8-K 1 d352947d8k.htm FORM 8-K

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549Form 8-Kcurrent report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012Vermillion, Inc.

(Exact name of registrant as specified in its charter)Commission File Number: 001-34810Delaware 33-059-5156

(State or other jurisdiction (IRS Employer

of incorporation) Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738 (Address of principal executive offices, including zip code)

512.519.0400

(Registrant's telephone number, including area code)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))1/30/13 Form8-K

www.sec.gov/Archives/edgar/data/926617/000119312512235563/d352947d8k.htm 1/4

1/30/13 Form8-KItem 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2012, Vermillion, Inc. (the "Company") announced the mutually agreed termination without cause of Ms. Page as President and Chief Executive Officer of the Company, effective September 3, 2012, or earlier upon the Company's entering into an employment agreement with a successor Chief Executive Officer. Ms. Page has agreed to act as a consultant for the Company for at least six months following her termination to aid the transition.

On May 15, 2012, Gail S. Page announced her resignation as a member of the board of directors of the Company, effective immediately.

Ms. Page's resignation and termination were not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No. Description

99.1 Press Release dated May 15, 2012www.sec.gov/Archives/edgar/data/926617/000119312512235563/d352947d8k.htm 2/4

1/30/13 Form8-KSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Vermillion, Inc.Date: May 16, 2012 By: /s/ Eric J. Schoen

Eric J. Schoen

Chief Accounting Officer

www.sec.gov/Archives/edgar/data/926617/000119312512235563/d352947d8k.htm 3/4

1/30/13 Form8-KEXHIBIT INDEX

Exhibit No. Description

99.1 Press Release dated May 15,2012www.sec.gov/Archives/edgar/data/926617/000119312512235563/d352947d8k.htm 4/4

1/30/13 Form8-K8-K 1 d250146d8k.htm FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549Form 8-Kcurrent report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011Vermillion, Inc.

(Exact name of registrant as specified in its charter) Commission File Number: 001-34810 Delaware 33-059-5156

(State or other jurisdiction (IRS Employer

of incorporation) Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738 (Address of principal executive offices, including zip code)

512.519.0400

(Registrant's telephone number, including area code)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))www.sec.gov/Archives/edgar/data/926617/000119312511292976/d250146d8k.htm 1/3

1/30/13 Form8-KItem 3.02 Unregistered Sales of Equity Securities.

On November 1,2011, in connection with Vermillion, Inc.'s (the "Company") engagement of Liolios Group, Inc. to provide certain public investor relations services, the Company agreed to issue Liolios Group, Inc. a warrant to purchase 21,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an exercise price of $3.23 per share (the "Warrant"). The 21,000 shares of Common Stock underlying the Warrant shall vest and become exercisable in six equal monthly installments starting on December 1,2011. The Warrant has a term of two years from the date of issuance. The Company may issue additional warrants to Liolios Group, Inc. upon a renewal of the term of the engagement with Liolios Group, Inc., as well as upon the occurrence of other events. The Company's issuance of the Warrant is in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2011, the Company entered into a consulting agreement with Eric T. Fung, M.D., Ph.D., effective on November 4,2011. Pursuant to the terms of the consulting agreement, Dr. Fung will continue to serve as the Company's Chief Medical Officer and a member of the Company's Scientific Advisory Board. In lieu of Dr. Fung's prior compensation, the Company will pay Dr. Fung on an hourly basis at the rate of $145. The Company will also pay Dr. Fung at the rate of $2,500 per quarter for services provided by him as a member of the Company's Scientific Advisory Board.

Dr. Fung's existing stock options and restricted stock units will continue to vest in accordance with the terms of the respective stock option and restricted stock unit agreements.www.sec.gov/Archives/edgar/data/926617/000119312511292976/d250146d8k.htm 2/3

1/30/13 Form8-KSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Vermillion, Inc.Date: November 2,2011 By: /s/ Eric Schoen

Eric Schoen

Chief Accounting Officer

www.sec.gov/Archives/edgar/data/926617/000119312511292976/d250146d8k.htm 3/3

1/30/13 Form8-K8-K 1 d241111d8k.htmFORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549Form 8-Kcurrent report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5,2011Vermillion, Inc.

(Exact name of registrant as specified in its charter) Commission File Number: 001-34810 Delaware 33-059-5156

(State or other jurisdiction (IRS Employer

of incorporation) Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant's telephone number, including area code)(Former name or former address, if changed since last report)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))www.sec.gov/Archives/edgar/data/926617/000119312511268499/d241111d8k.htm 1/3

1/30/13 Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2011, Sandra A. Gardiner announced her resignation as Vice President and Chief Financial Officer of Vermillion, Inc. (the "Company"), effective October 21, 2011. Ms. Gardiner accepted an employment opportunity in the San Francisco Bay Area and her resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On October 6, 2011, the Company appointed Eric Schoen as Chief Accounting Officer.

Mr. Schoen, age 43, joined the Company in July 2010 as Corporate Controller. Prior to joining the Company, Mr. Schoen served as Revenue Controller for Borland Software from 2007 to 2010. From 2000 to 2007, he served in Corporate Controller and Director of Finance roles for Trilogy Enterprises, Momentum Software and Alticast, Inc. Mr. Schoen also spent nine years with PricewaterhouseCoopers, most recently as a Manager in the audit and assurance, transaction services and global capital markets practices. Mr. Schoen received his Bachelor of Science in Finance from Santa Clara University.

www.sec.gov/Archives/edgar/data/926617/000119312511268499/d241111d8k.htm 2/3

1/30/13 Form8-KSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Vermillion, Inc.Date: October 11,2011 By: /s/ Gail S. Page

Gail S. Page

President and Chief Executive Officerwww.sec.gov/Archives/edgar/data/926617/000119312511268499/d241111d8k.htm 3/3

1/30/13 Form8-K8-K 1 d353251d8k.htm FORM 8-K

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549Form 8-Kcurrent report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15,2012Vermillion, Inc.

(Exact name of registrant as specified in its charter)Commission File Number: 001-34810Delaware 33-059-5156

(State or other jurisdiction (IRS Employer

of incorporation) Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738 (Address of principal executive offices, including zip code)

512.519.0400

(Registrant's telephone number, including area code)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))1/30/13 Form8-K

www.sec.gov/Archives/edgar/data/926617/0001193125122355666/d353251d8k.htm 1/4

1/30/13 Form8-KItem 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15,2012, the board of directors (the "Board") of Vermillion, Inc. (the "Company") amended the Company's bylaws, effective immediately, to eliminate the vacant seat on the Board owing to the resignation of Gail S. Page as a member of the Board, as filed today on a Current Report on Form 8-K, by reducing the number of authorized directors of the Company from seven to six persons in furtherance of its ongoing attempts to streamline the organization of the Company and to extend its cash runway.

The foregoing information is qualified in its entirety by reference to the amended provision of the Company's Third Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, and the Company's Third Amended and Restated Bylaws, a copy of which was filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K on March 27,2012.Important Additional Information

In connection with its 2012 annual meeting of stockholders, the Company will file with the Securities and Exchange Commission (the "Commission") a definitive proxy statement and other documents regarding the 2012 annual meeting, and will also mail to each stockholder of record entitled to vote at the 2012 annual meeting the definitive proxy statement and a proxy card. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY'S 2012 DEFINITIVE PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When they are available, the definitive proxy statement and other documents relating to the 2012 annual meeting of stockholders may be obtained free of charge from the Commission's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or from the Company at its website, www.vermillion.com, under Investors - SEC Filings.

The Company and its directors, director nominee and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Company's 2012 annual meeting of stockholders. Detailed information concerning the Company's directors, director nominee and officers is available in the Company's amended preliminary proxy statement for its 2012 annual meeting of stockholders filed with the Commission on May 9,2012, as well as in other public filings made by the Company with the Commission. Additional information regarding the Company's directors, director nominee, executive officers and other persons who may, under the rules of the Commission, be considered to be participants in the solicitation of proxies for the 2012 annual meeting of stockholders, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement for the Company's 2012 annual meeting of stockholders when it is filed with the Commission.Item9.01 Financial Statements and Exhibits.

(d) Exhibit No. Description

3.1 Section 3.2 of the Third Amended and Restated Bylaws of Vermillion, Inc., as amended effective May 15,2012www.sec.gov/Archives/edgar/data/926617/0001193125122355666/d353251d8k.htm 2/4

1/30/13 Form8-KSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Vermillion, Inc.Date: May 16,2012 By: /s/ Eric J. Schoen

Eric J. Schoen

Chief Accounting Officer

www.sec.gov/Archives/edgar/data/926617/0001193125122355666/d353251d8k.htm 3/4

1/30/13 Form8-KEXHIBIT INDEX

Exhibit No. Description

3.1 Section 3.2 of the Third Amended and Restated Bylaws of Vermillion, Inc., as amended effective May 15,

2012

www.sec.gov/Archives/edgar/data/926617/0001193125122355666/d353251d8k.htm 4/4

1/30/13 Form8-K8-K 1 d237812d8k.htmFORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549Form 8-Kcurrent report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29,2011Vermillion, Inc.

(Exact name of registrant as specified in its charter) Commission File Number: 001-34810 Delaware 33-059-5156

(State or other jurisdiction (IRS Employer

of incorporation) Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant's telephone number, including area code)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))www.sec.gov/Archives/edgar/data/926617/000119312511262814/d237812d8k.htm 1/4

1/30/13 Form8-KItem 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29,2011, the Board of Directors (the "Board") of Vermillion, Inc. (the "Company") determined that it was in the best interest of the Company to separate the role of Chairman of the Board from the role of Chief Executive Officer. To this end, Gail S. Page resigned her role as Chairman of the Board and the Board elected James S. Bums as Chairman of the Board, who has been a director of the Board since 2005. Ms. Page will continue in her role as President and Chief Executive Officer of the Company and as a member of the Board.

On September 29,2011, the Board granted 9,495 shares of restricted stock unit ("RSU") to Bruce Huebner for his service as a director of the Board starting on May 17,2011. The RSUs granted to Mr. Huebner will vest on December 1,2011.

On October 3,2011, the Company entered into a letter agreement with Gail S. Page. Pursuant to the terms of the letter agreement, the Company will make tax gross-up payments to Ms. Page in connection with the distribution of the 85,000 RSUs granted to her on March 18,2011. The letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.Item 9.01. Financial Statements and Exhibits.

(d) Exhibit No. Description.

10.1 Letter agreement between Vermillion, Inc. and Gail S. Page, dated October 3,2011www.sec.gov/Archives/edgar/data/926617/000119312511262814/d237812d8k.htm 2/4

1/30/13 Form8-KSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.Vermillion, Inc.Date: October 3,2011 By: /s/ Sandra A. Gardiner

Sandra A. Gardiner

Vice President and Chief Financial Officer

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1/30/13 Form8-KEXHIBIT INDEXExhibit No. Description10.1 Letter agreement between Vermillion, Inc. and Gail S. Page, dated October 3,2011

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Table of Contents

The number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 10,657,564 shares of common stock outstanding as of December 31, 2010, plus (ii) such number of shares of common stock as are issuable pursuant to options, warrants or convertible securities held by that person (and excluding options, warrants and convertible securities held by other persons) which may be exercised within 60 days of December 31, 2010. The following table assumes shares are sold in this offering. We have granted the underwriter the right to purchase up to shares of our common stock and the selling stockholder has granted the underwriter the right to purchase up to 100,000 additional shares of our common stock, in each case within 30 days after the date of this prospectus, to cover any over-allotments. The following table assumes that the underwriter exercises its over-allotment option in full.

	Shares Beneficially Owned Prior to Offering		Shares Being Offered in Over-Allotment Option	Shares Beneficially Owned After this Offering	
	Number[(2)]	Percent		Number	Percent
Beneficial Owners more than 5%					
Phronesis Partners, L.P.[(1)(2)] 180 E. Broad Street #1704 Columbus, OH 43215	771,090	7.24%	—	771,090	%
Quest Diagnostics Incorporated[(3)] 1290 Wall Street West Lyndhurst, NJ 07071	1,271,071	11.48%	—	1,271,071	%
S.A.C. Capital Associates[(4)] 72 Cummings Point Road Stamford, CT 06902	964,351	9.05%	—	964,351	%
Columbia Wanger[(5)] 227 W. Monroe St. Suite 3000 Chicago, IL 60606	919,254	8.63%	—	919,254	%
Pike Capital Management LLC[(6)(7)] 340 Madison Avenue, 19th Floor New York, NY 10173	620,014	5.82%	—	620,014	%
Directors and Named Executive Officers:					
James S. Burns[(8)]	103,822	*	—	103,822	*
John F. Hamilton[(9)]	93,422	*	—	93,422	*
Eric T. Fung, M.D., Ph.D.[(10)]	108,116	1.00%	—	108,116	*
Gail S. Page[(11)]	337,375	3.10%	100,000	237,375	%
Peter S. Roddy	15,500	*	—	15,500	*
William C. Wallen, Ph.D.	22,000	*	—	22,000	*
Carl Severinghaus	11,500	*	—	11,500	*
Sandra A. Gardiner	—	*	—	—	*
William Creech	1,600	*	—	1,600	*
Ashish Kohli	4,500	*	—	4,500	*
All Directors and Executive Officers as a Group (10 persons)	697,835	6.30%	100,000	597,835	%

* Less than 1%.

(1) Based on information set forth in the Schedule 13G/A filed by Phronesis Partners, L.P. with the SEC on February 17, 2010.

(2) James E. Wiggins is the general partner of Phronesis Partners, L.P. and exercises sole voting and investment control over the shares owned by Phronesis Partners, L.P

(3) Includes 410,476 shares issuable pursuant to warrants exercisable within 60 days of December 31, 2010. Quest Diagnostics Incorporated is a publicly-held company. Quest Diagnostics Incorporated's executive officers are responsible for running the business of the company and thus, exercise voting and investment control over the shares and warrants owned by Quest Diagnostics Incorporated.

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[Table of Contents](#)

base salary for achievement of reasonable performance-related goals and milestones. In the event Mr. Creech is terminated without cause or for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; (ii) immediate vesting of 50% of any unvested options previously granted by the Company to him, in addition to a 24-month period after termination to exercise any and all of his vested options to purchase the Company's common stock; and (iii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Mr. Creech obtains employment with reasonably comparable or better health and dental benefits. Additionally, if Mr. Creech's employment is terminated without cause or for good reason within the 12-month period following a change of control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Mr. Creech as described above, 50% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

Compensation for the Named Executive Officers in 2011 and 2010

The compensation earned by the Named Executive Officers for the years ended December 31, 2011 and 2010 was as follows:

Name and Principal Position	Year	Salary	Bonus	Stock Award[1]	Option Awards	Non-Equity Incentive Plan[2]	Nonqualified Deferred Compensation Earnings	All Other Compensation[11]	Total
Gail S. Page	2011	$ 385,000	$ —	$ 1,085,946[3]	$ 76,726	$ 57,750	$ —	$ 22,281[4]	$ 1,627,703
Director, President and Chief Executive Officer	2010	346,699	—	2,981,400[3]	195,697	179,127	—	3,024,231[4]	6,727,154
Sandra A. Gardiner	2011	224,793	—	17,763	125,410	—	—	476	368,442
Vice President and Chief Financial Officer	2010	150,334	—	—	68,502	66,370	—	—	285,206
Eric T. Fung, M.D., Ph.D.	2011	256,870	—	67,122	533,283	—	—	6,325[5]	863,600
Senior Vice President and Chief Science Officer	2010	252,417	—	88,184[6]	836,030	129,437	—	11,000[7]	1,317,068
William Creech	2011	214,236	—	21,686	56,705	27,000	—	7,400[8]	327,027
Vice President of Sales and Marketing	2010	146,798	—	—	32,194	49,421	—	6,000[9]	234,413
Ashish Kohli, CFA	2011	240,000	—	7,590	29,382	28,800		572	306,344
Vice President of Corporate Strategy	2010	61,042	—	—	5,879	18,889	—	41,865[10]	127,675

(1) Represents non-cash, equity-related compensation. More information regarding these awards is included the Compensation Discussion and Analysis as well as in Note 10 to our Annual Report on Form 10-K for the year ended December 31, 2011.

(2) Amount represents performance bonus for fiscal year 2011 and 2010.

(3) Represents non-cash, equity-related compensation determined as of the date of grant for restricted stock awards pursuant to the Debtor's Incentive Plan and included in the Company's financial statements for 2011 and 2010. Because the fair value of the Company's common stock fell significantly from the date of grant to the date of issuance, the taxable income related to these restricted stock awards was significantly lower than the amounts included in our financial statements. In the Company's 2011 Proxy, the amount included in the Compensation Table was the taxable income reported also in the 2011 "Options Exercised and Stock Vested" table, rather than the non-cash, equity related compensation included herein. In 2011, includes $993,780 from Debtor's Incentive Plan and $92,166 for 2011 Restricted Stock Awards

(4) In 2011, represents tax gross-up payments on stock awards of $21,709 and $572 for insurance premiums. In 2010, includes Debtor Incentive Plan cash distribution of $3,000,000, consulting income of $23,660 and Cobra payment of $571.

(5) Includes Dr. Fung's consulting income of $5,825.

(6) Represents Dr. Fung's restricted stock awards pursuant to our emergence from bankruptcy.

(7) Represents Dr. Fung's consulting income.

(8) Includes Mr. Creech's car allowance of $6,900.

(9) Represents Mr. Creech's car allowance.

(10) Represents Mr. Kohli's consulting income.

(11) All Other Compensation also includes Company paid insurance premiums of less than $1,000.

28

1/30/13 SEC FORM 4

SEC Form 4

FORM 4Check this box if no longer subject

□

to Section 16. Form 4 or Form 5 obligations may continue. See Instruction 1(b).UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIPFiled pursuant to Section 16(a) of the Securities Exchange Act of 1934 or Section 30(h) of the Investment Company Act of 1940OMB APPROVAL

OMB Number: 32354287

December 31,

Expires: 2014

Estimated average burden

hours per 0.5

response:3. Date of Earliest Transaction (Month/Day/Year) 12/14/2010

4. If Amendment, Date of Original Filed (Month/Day/Year)

5. 1. Name and Address of Reporting Person*

PAGE GAIL S(Last) (First) (Middle)

c/O VERMILLION, INC. 12117 BEE caves road BUILDING TWO, SUITE 100(Street)

AUSTIN TX 78738

(City) (State) (Zip)

2. Issuer Name and Ticker or Trading Symbol

VERMILLION, INC. [ VRML ]

5. Relationship of Reporting Person(s) to Issuer (Check all applicable)

x Director 10% Owner

Officer (give title Other (specify

below) below)

Chief Executive Officer

6. Individual or Joint/Group Filing (Check Applicable Line)

x Form filed by One Reporting Person

Form filed by More than One Reporting Person

Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned

1. Title of Security (Instr. 3)Common Stock

2. Transaction □ate

(Month/Day/Year)12/14/2010

2A Deemed Execution Date, if any

(Month/Day/Year)12/14/2010

3.

Transaction Code (Instr. 8)Code VS

4. Securities Acquired (A) or Disposed Of (D) (Instr. 3, 4 and 5)Amount (A) or Price45,000 (1) D $5.92

5. Amount of

Securities

Beneficially

Owned

Following

Reported

Transactions)

(Instr. 3 and 4)

139,907

6. Ownership Form: Direct (D) or Indirect (I) (Instr. 4)d

7. Nature of Indirect Beneficial Ownership (Instr. 4)

Table II - Derivative Securities Acquired, Disposed of, or Beneficially Owned (e.g., puts, calls, warrants, options, convertible securities)

1. Title of Derivative Security (Instr. 3)

2.

Conversion or Exercise Price of Derivative Security

3. Transaction Date

(Month/Day/Year)

3A Deemed Execution Date, if any

(Month/Day/Year)

4.

Transaction Code (Instr. 8)

5.

Number of

Derivative Securities Acquired (A) or Disposed of(D) (Instr. 3, 4 and 5)

6. Date Exercisable and Expiration Date (Month/Day/Year)

7. Title and Amount of Securities Underlying Derivative Security (Instr. 3 and 4)

8. Price of

Derivative Security (Instr. 5)

9. Number of

derivative

Securities

Beneficially

Owned

Following

Reported

Transaction(s)

(Instr. 4)

10.

Ownership Form: Direct (D) or Indirect (I) (Instr. 4)

11. Nature of Indirect Beneficial Ownership (Instr. 4)

Amount or

Number

Date Expiration of

Code V (A) (D) Exercisable Date Title Shares

Explanation of Responses:

1. The proceeds of the sale ofthe 45,000 shares of common stock described in this form are intended to cover the tax liability incurred by Gail Page on the 128,580 shares distributed to her on December 10, 2010.

/s/ GaiL S. Page 12/16/2010

** Signature of Reporting Person Date

Reminder Report on a separate line for each class of securities beneficially owned directly or indirectly. * If the form is filed by more than one reporting person, see Instruction 4 (b)(v).

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a). Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.www.sec.gov/Archives/edgar/data/926617/000118143110062275/xslF345X03/rrd294545.xml

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DFAN14A 1 v325819_dfanl4a.htmFORM DFAN14A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant £

Filed by a Party other than the Registrant S

Check the appropriate box:

£ Preliminary Proxy Statement

£ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

£ Definitive Proxy Statement

£ Definitive Additional Materials

S Soliciting Material Pursuant to 240.14a-12

VERMILLION, INC.

(Name of Registrant as Specified In Its Charter)

Gyorgy B. Bessenyei Gregory V. Novak Robert S. Goggin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): X No fee required.

□ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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1) 5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

Amount Previously Paid

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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On October 16,2012, Gyorgy B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the "Participants") issued a press release (the "Press Release") commenting to stockholders of Vermillion, Inc. ("Vermillion"') on the repayment of $5.9 million of debt by Vermillion to Quest Diagnostics, Inc. A copy of the Press Release is attached hereto as Exhibit 1 and is incorporated herein by reference.

* * *

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF VERMILLION TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARDS AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF VERMILLION, FOR USE AT THE VERMILLION 2012 ANNUAL MEETING OF STOCKHOLDERS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS AT ITS TOLL-FREE NUMBER (877) 796-5274 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN VERMILLION, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT, AS AMENDED, FILED BY THE PARTICIPANTS WITH THE SEC, as WELL AS IN PRIOR FILINGS BY THE PARTICIPANTS PURSUANT TO RULE 14A-12, ON FEBRUARY 29, 2012, APRIL 20,2012, MAY4,2012, MAY 8,2012, MAY21,2012 AND MAY23,2012 WHICH documents ARE AVAILABLE AT no CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT WILL be AVAILABLE to stockholders OF VERMILLION AT no CHARGE AT the SEC'S WEBSITE AT http://WWW.SEC.GOV or by CONTACTING the PARTICIPANTS' PROXY solicitor, OKAPI PARTNERS AT ITS TOLL-FREE number (877) 796-5274 or VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

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EXHIBIT 1

Concerned Vermillion Stockholders Comment on Repayment of Debt

October 16, 2012 - George Bessenyei, Gregory V. Novak and Robert S. Goggin (the "Concerned Vermillion Stockholders" or "Group") commented today on the repayment of $5.9 million of debt by Vermillion, Inc. (the "Company") to Quest Diagnostics, Inc ("Quest").

George Bessenyei stated, "We believe the fact that Quest has insisted on repayment of their credit line demonstrates a lack of confidence in the Company's leadership. The news is especially disappointing given that recently, Gail S. Page the company's Chief Executive Officer, emphasized to investors at a conference that the loan was 'forgivable'. The fact that Quest, who is also Vermillion's largest stockholder, has chosen to not forgive or extend the loan indicates to us that Quest will no longer risk its capital on the James S. Burns led Board of Directors."

"Quest's financial contributions to Vermillion to date have uniformly been spent in exactly the same fashion as all other shareholders' money: excessive executive compensation and other corporate waste. It's anything but surprising that Quest decided to save some of its investment from the failed leadership of the Company." said Robert S. Goggin.

The Concerned Vermillion Stockholders' nominees, when elected, will work constructively to restore the confidence of Quest and all investors.

Bessenyei concluded, "We remain excited by the potential of Vermillion and believe it has incredibly valuable assets. As a recent large sample study demonstrated, OVA1 (the company's FDA approved diagnostic test) has no peer when it comes to sensitivity in detecting ovarian cancer. With the right people on the Board, we believe that the company has tremendous upside."

Stockholders please contact Okapi Partners LLC Patrick McHugh / Geoff Sorbello (212) 297-0720

Concerned Vermillion Stockholders T: 561-444-8180

Email: concerned_vrml@googlegroups.com

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP TODAY HAS FILED SOLICITING MATERIALS, INCLUDING THIS PRESS RELEASE, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON SCHEDULE 14A PURSUANT TO RULE 14a-12 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12, WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF VERMILLION, INC AND ALSO WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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DFAN14A 1 v326336_dfanl4a.htmFORM DFAN14A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant £

Filed by a Party other than the Registrant S

Check the appropriate box:

£ Preliminary Proxy Statement

£ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

£ Definitive Proxy Statement

£ Definitive Additional Materials

S Soliciting Material Pursuant to 240.14a-12

VERMILLION, INC.

(Name of Registrant as Specified In Its Charter)

Gyorgy B. Bessenyei Gregory V. Novak Robert S. Goggin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): X No fee required.

□ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1) Amount Previously Paid

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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On October 22, 2012, Gyorgy B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the "Participants") issued a press release (the "Press Release") describing a letter that the Participants sent to the board of directors of Vermillion, Inc. ("Vermillion"). A copy of the Press Release is attached hereto as Exhibit 1 and is incorporated herein by reference.

* * *

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF VERMILLION TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARDS AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF VERMILLION, FOR USE AT THE VERMILLION 2012 ANNUAL MEETING OF STOCKHOLDERS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC') WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS AT ITS TOLL-FREE NUMBER (877) 796-5274 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN VERMILLION, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT, AS AMENDED, FILED BY THE PARTICIPANTS WITH THE SEC, AS WELL AS IN PRIOR FILINGS BY THE PARTICIPANTS PURSUANT TO RULE 14A-12, ON FEBRUARY 29, 2012, APRIL 20, 2012, MAY 4, 2012, MAY 8, 2012, MAY 21, 2012, MAY 23, 2012 AND OCTOBER 16, 2012 WHICH DOCUMENTS ARE AVAILABLE AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO STOCKHOLDERS OF VERMILLION AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS AT ITS TOLL-FREE NUMBER (877) 796-5274 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

EXHIBIT 1

Concerned Vermillion Stockholders Send Letter to the Board of Vermillion. Inc.

On October 22, 2012, George Bessenyei, Gregory V. Novak and Robert S. Goggin (the "Concerned Vermillion Stockholders" or "Group") sent a letter to the board of Vermillion, Inc. (the "Company"). The text of the letter follows:

Board of Directors Vermillion, Inc. 12117 Bee Caves Road Austin, TX 78738

Dear Members of the Board of Directors:

On October 2, 2012, an investment banker (the "Banker") representing a diagnostic company ("Proponent") contacted a representative of the Group. The Banker stated that the Proponent was potentially interested in a merger or acquisition transaction involving the Company and the Proponent and/or exploring alternative ways of helping to realize value with regards to OVA1 (the Company's FDA approved ovarian cancer test). The Banker further stated that he had been trying repeatedly - without success - to reach the Company to initiate a dialogue between the Company and the Proponent.

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On October 5, 2012, a member of the Group spoke directly with the Banker and learned that the Banker/Proponent had also been trying repeatedly to reach the Company directly to discuss the prospects of a transaction, leaving no fewer than four unreturned voicemails.

On October 18, 2012, the Banker again contacted the Group to say that still no one from Vermillion had returned the calls from the Banker. The Banker stated that Gail Page, the Company's departing CEO, failed to attend a call which was affirmatively scheduled for October 11th. This inaction cannot be justified

Need we remind you that since emerging from bankruptcy in July of 2010, that the Company's stock is down more than 88% destroying over $200M in market value? We believe this inaction is another example of the Board disregarding stockholders and a breach of your fiduciary duties as directors.

Pleas e explain to your stockholders - immediately - why you have refused to engage with a qualified Proponent

Sincerely,

Concerned Vermillion Stockholders

Stockholders please contact Okapi Partners LLC Patrick McHugh / Geoff Sorbello (212) 297-0720

Concerned Vermillion Stockholders 561-444-8180

Email: concerned_vrml@googlegroups.com

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR. GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP TODAY HAS FILED SOLICITING MATERIALS, INCLUDING THIS PRESS RELEASE, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON SCHEDULE 14A PURSUANT TO RULE 14a-12 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, AS WELL AS PRIOR FILINGS BY THE GROUP PURSUANT TO RULE 14a-12, WHICH TOGETHER CONTAIN THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF VERMILLION, INC AND ALSO WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

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DFAN14A 1 v328357_dfanl4a.htm SCHEDULE 14A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant £

Filed by a Party other than the Registrant S

Check the appropriate box

£ Preliminary Proxy Statement

£ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

£ Definitive Proxy Statement

£ Definitive Additional Materials

S Soliciting Material Pursuant to 240.14a-12

VERMILLION, INC.

(Name of Registrant as Specified In Its Charter)

Gyorgy B. Bessenyei Gregory V. Novak Robert S. Goggin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): X No fee required.

□ Fee computed on table below per Exchange Act Rules 14a-6(iXl) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1) Amount Previously Paid

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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On November 13, 2012, Gyorgy B. Bessenyei, Gregory V. Novak and Robert S. Goggin (collectively, the "Participants") sent a letter (the "Letter") to the board of directors of Vermillion, Inc. ("Vermillion"). A copy of the Letter sent to the board of directors of Vermillion is attached hereto as Exhibit 1 and is incorporated herein by reference.

* * *

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF VERMILLION TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARDS AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF VERMILLION, FOR USE AT THE VERMILLION 2012 ANNUAL MEETING OF STOCKHOLDERS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS AT ITS TOLL-FREE NUMBER (877) 796-5274 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN VERMILLION, BY SECURITY HOLDINGS OR OTHERWISE IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT, AS AMENDED, FILED BY THE PARTICIPANTS WITH THE SEC, AS WELL AS IN PRIOR FILINGS BY THE PARTICIPANTS PURSUANT TO RULE 14A-12, ON FEBRUARY 29, 2012, APRIL 20, 2012, MAY 4, 2012, MAY 8, 2012, MAY 21, 2012, MAY 23, 2012, OCTOBER 16, 2012 AND OCTOBER 22, 2012 WHICH DOCUMENTS ARE AVAILABLE AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO STOCKHOLDERS OF VERMILLION AT NO CHARGE AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS AT ITS TOLL-FREE NUMBER f877) 796-5274 OR VIA EMAIL AT INFO@OKAPIPARTNERS.COM.

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EXHIBIT 1

Board of Directors Vermillion, Inc. 12117 Bee Caves Road Austin, TX 78738

Dear Members of the Board of Directors

Just like all stockholders of Vermillion, Inc. ("Company" or "Vermillion"), we are shocked by the Board of Directors' ("Board") continuing inaction and silence, considering all the important issues in front of it. We ask in the strongest possible terms that the Board address these pressing concerns publicly and provide an update to all the Vermillion stockholders.

The Company has approximately 5,000 beneficial owners of its common stock most of them are private individuals who entrusted their hard earned money into the hands of the Board. Many of these individuals have lost nearly 90% of their investment; the least they deserve from the Board is answers to these concerns.

Perhaps by reviewing our top concerns, the Board will finally wake-up and address these issues publically:

1. Financial Performance

The Company held its Q3 earnings call on November 12. The results spoke for themselves. It's apparent to any observer that the Company lacks vision and its business plan can be summarized as "Let's hope a miracle happens before we run out of cash!". The Board has been warned several times in the last two years that it has to change direction, but all the meaningful advice has fallen on deaf ears.

OVA1 sales figures remained flat throughout the year, despite the $8.9 million spending on SG&A in the first 9 months. The below 20,000 per annum sales of OVA 1 is miniscule compared to the claimed 95 million patients already having coverage and access to the test. We believe that a new management can spend more effectively and considerably increase sales within the existing coverage of the company.

2. Rejecting calls from potential partner

On October 22, 2012, we sent the Board a letter, opposing inaction in regard to a diagnostic company approaching the Company. We are incredulous to learn that up to today, nobody from the Company has started a meaningful partnership discussion with the diagnostic company in question. Meanwhile in private calls with stockholders, the Company described the investment bank involved as "unknown" and the diagnostic company as "not serious".

As the Board is well aware, all parties involved in the proposed relationship are serious and more than well-funded to make a positive impact on the Company, for example in the form of a licensing deal for OVAL The misleading statements from the Company in the regard, that tellingly were never got filed with the SEC, only serve to illustrate, on top of incompetence, the striking disregard for your stockholders. We demand that Management stop spreading mis information and instead be proactive in finding partners for potential licensing or other cash flow positive deals. The substantial international licensing opportunities for OVA1 have been ignored for no good reason.

3. Severance pay for Chief Executive Officer

According to public filings, CEO Gail Page was "terminated without cause" by the Company on May 15, 2012. Had she resigned instead of being terminated, she would not have been entitled to a severance package. Now we have learnt from recent company filings that her severance package is in the range of $400,000 - all in cash - which will be paid in addition to the $8.4 million compensation received in 2010 and 2011 and her $350,000 base salary for 2012. The James S. Burns led Board approved all the actions leading to this severance package.

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A recent article in the Austin Business Journal (November 2-8 issue, Volume 32, Number 35) by Christopher Calnan ranked CEO Page's 2010 compensation as in the top five among public company CEOs in Central Texas. We have attached a copy of the article for your reference.

It is blatantly obvious that six months later, no actual termination has taken place. Page is still the CEO, doing the same job as before and collecting the same salary. The only difference is that she is now entitled to an additional $400,000. We demand that the Board revisits its decisions leading to the severance pay, or initiate a discussion with Page to voluntarily decline it in view of her $8+ million in previous compensation over the last three years.

4. CEO succession

With regards to the announced CEO succession, most observers of the Company have concluded that there has been no real intention shown to replace CEO Page. After years of measurably poor performance, coupled with her excessive compensation, there is no excuse to keep her in the CEO role for even a day longer. The investment community is apparently steering clear from the Company while Page remains CEO, as is seen in the current share price. We support any CEO candidate with a strong track record of value creation at public companies. If the Board hasn't found one after 6 months of half-hearted search, we are ready to provide our own candidate.

Looking at all of these issues from a strategic perspective, a lot of critical attention has been paid by the investment community and the press to CEO Page and her overcompensation and underperformance at Vermillion. Although we think that this attention has been warranted, she could not have remained in charge for three years without the help of the Board and especially Chairman James S. Burns.

It is our strongly held belief that Chairman Burns has also been a major destroyer of value. As long as he remains in his Board position, the Company will most likely be unable to attract the talent it needs and deserves, particularly at the CEO level. This considered opinion is based on numerous discussions with people familiar with both Mr. Burns and the Company. We encourage Mr. Burns to voluntarily step down for the benefit of all stockholders. We also believe that he is preoccupied with his other company, AssureRxHealth, Inc. and for the benefit of all stakeholders we strongly suggest that he now focus completely on that other venture.

Once these necessary changes in personnel are completed, the Group is ready to work constructively with a revitalized Board and can provide competent candidates for both CEO and Chairman of the Board. Candidates with a strong shareholder value focus would be welcomed at this time by investors and employees as well as old and new Board members.

We look forward to a prompt and detailed response from the Board to this letter.

Sincerely,

Concerned Vermillion Stockholders

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AUSTIN BUSINESS JOURNAL
WHERE CENTRAL TEXAS CAPITAL BUSINESS
Nov. 2-8, 2012
Volume 32
Number 35
austinbusinessjournal.com
$3.50

Vermillion under fire

Shareholders up in arms

CHRISTOPHER CALNAN



Molecular diagnostics company Vermillion Inc. is facing scrutiny about generous executive compensation despite a sagging stock price and losses totaling more than $98 million during the last five years.

The company, which moved to Austin from California in 2010, is also being asked by a small stockholders group why proposals to buy Vermillion (Nasdaq: VRML) haven't been fully considered. And company executives aren't providing many answers.

Last month, the three-person group, known as the Concerned Vermillion Stockholders, issued a letter to Vermillion's board of directors outlining events related to a potential merger or acquisition with an unnamed diagnostics company. An investment banker representing the prospective buyer wasn't able to meet with company officials despite several attempts to contact them, according to a filing with the U.S. Securities and Exchange Commission by the shareholders.

"This inaction cannot be justified," the letter states. "Please explain to your stockholders — immediately — why you have refused to engage with a qualified proponent."

SEE VERMILLION, P30

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VERMILLION: Health care diagnostics company's rocky past includes Chapter 11

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Vermillion Announces OVA1(TM) Test is Now CE Marked

AUSTIN, Texas, Sept 20, 2010 /PRNewswire via COMTEX/ --

VERMILLION, INC. (Nasdaq: VRML), a molecular diagnostics company, today announced that its OVA1(TM) Test is now CE marked, which is a requirement for marketing the test in the European Union. OVA1(TM) has satisfied all certification requirements to complete its declaration of conformity.

"The CE mark addition to OVA1(TM) represents a significant milestone for Vermillion which will pave the way for global commercialization," said Gail S. Page, CEO and Chairperson of the Board of Directors of Vermillion. "The CE mark is recognized internationally as an indicator of high product quality."

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Additional information about Vermillion can be found on the Web at www.vermillion.com.

About OVA1(TM)

OVA1(TM) is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers - Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), beta 2-Microglobulin (beta 2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) - and a proprietary FDA-cleared software device to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned. OVA1(TM) is a trademark of Vermillion Inc. Additional information about OVA1(TM) can be found on the Web at http://www.ova-1.com/.

Forward-Looking Statement

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty as to Vermillion's ability to protect and promote its proprietary technologies; (2) Vermillion's lack of lengthy track record successfully developing and commercializing diagnostic products; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of the size of market for its existing diagnostic tests or future diagnostic

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products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its future products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required bylaw.

SOURCE Vermillion, Inc.

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Vermillion Emerges From Bankruptcy

Company Poised to Launch OVA1(TM)

FREMONT, Calif., Jan 22, 2010 /PRNewswire via COMTEX/ -- Vermillion, Inc. (Pink Sheets: VRMLQ.PK) today announced it has successfully emerged from protection under Chapter 11 of the United States Bankruptcy Code in fewer than 10 months following its filing for bankruptcy protection in the United States Bankruptcy Court for the District of Delaware. Vermillion emerged from bankruptcy with all creditors receiving 100 percent of allowed claims and with the common stock being fully restated.

"We couldn't be more thrilled about our successful restructuring. Vermillion is emerging from bankruptcy as a well-capitalized, leading diagnostics company, poised to launch our OVA1 test. This is a great day for all of our stakeholders as well as women who will benefit from OVA1," said Gail Page, executive chair of Vermillion. "We are in a position to resume development of our other programs in ovarian cancer and peripheral arterial disease," she added.

Vermillion's legal advisor in connection with its successful reorganization efforts is Paul, Hastings, Janofsky & Walker LLP.

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at www.vermillion.com.

About the OVA1 Test

The OVA1 Test is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers --- Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), Beta2-Microglobulin (Beta2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) --- and a proprietary algorithm to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned.

OVA1(TM) Test is a trademark of Vermillion Inc.

Forward-Looking Statements:

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act

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of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1 diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to develop, and commercialize ovarian cancer diagnostic products based on findings from its disease association studies; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of market acceptance of its OVA1 diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid or Vermillion's ability to relist its shares on the Nasdaq Global Select Market or on other national securities exchange; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required bylaw.

SOURCE Vermillion, Inc.

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Vermillion Announces Issuance of European Patent

FREMONT, Calif., June 2, 2010 /PRNewswire via COMTEX/ --Vermillion, Inc. (Pink Sheets: VRML), a molecular diagnostics company, today announced that the European Patent Office has issued a Decision to Grant patent number 1,493,741 entitled "Use of Biomarkers for Detecting Ovarian Cancer" to the Company. The patent claims are directed to biomarker combinations for the diagnosis and management of ovarian cancer and to the measurement of the biomarkers by a variety of methods, including mass spectrometry and immunoassay.

"The granting of this patent in Europe will help support our efforts to expand our commercialization into the EU. We are actively engaged in the processes required to offer OVA1 in the EU," said Gail S. Page, Vermillion CEO and Executive Chairperson.

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at http://www.vermillion.com/.

About OVA1(TM)

OVA1(TM) is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers - Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), beta 2-Microglobulin (beta 2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) - and a proprietary FDA-cleared software device to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned. OVA1(TM) is a trademark of Vermillion Inc.

Forward-Looking Statement

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1(TM) diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to develop, and commercialize diagnostic products based on findings from its disease association studies;

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1/30/13 Vermillion - Investor Relations - News

(3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of market acceptance of its OVA1(TM) diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid or the timing of Vermillion's relisting its shares on the NASDAQ Global Market or on other national securities exchange; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law. In addition, any financial information presented in this press release is unaudited and subject to adjustment following Vermillion's internal review and quarterly processes as well as annual audit.

SOURCE Vermillion, Inc.

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Medicare Establishes Reimbursement Coverage for Vermillion's OVA1(TM) Test

FREMONT, Calif., March 12, 2010 /PRNewswire via COMTEX/ -- Vermillion, Inc. (Pink Sheets: VRML) today announced that Medicare will cover OVA1(TM), a test to help assess the likelihood that an ovarian mass is benign or malignant. Highmark Medicare Services is the CMS contractor that will process Medicare claims for OVA1. Yesterday Highmark announced its decision to cover this new service.

"We are pleased with this favorable decision, which will help provide access to this important test to the many women with ovarian masses. This decision by Highmark Medicare Services reaffirms our belief that OVA1 can provide meaningful clinical information to assist physicians in identifying women with a high likelihood of having malignancy prior to planned surgery," said Gail S. Page, CEO of Vermillion.

About OVA1

OVA1 is the first protein-based *in vitro* diagnostic multi-variate index assays (IVDMIA), a new class of state of the art software-based diagnostics, cleared by the FDA. The test utilizes five well-established biomarkers -- Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), Beta2-Microglobulin (Beta2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) -- and proprietary software to determine the likelihood of malignancy in women with ovarian mass for whom surgery is planned.

OVA1 is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. It is an aid to further assess the likelihood that malignancy is present when the physician's independent clinical and radiological evaluation does not indicate malignancy. The test should not be used without an independent clinical/radiological evaluation and is not intended to be a screening test or to determine whether a patient should proceed to surgery. Incorrect use of the OVA1 Test carries the risk of unnecessary testing, surgery, and/or delayed diagnosis.

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at http://www.vermillion.com/.

Forward Looking Statement:

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the

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1/30/13 Vermillion - Investor Relations - News

anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1(TM) diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to develop, and commercialize diagnostic products based on findings from its disease association studies; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of market acceptance of its OVA1(TM) diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid or Vermillion's ability to relist its shares on the NASDAQ Global Market or on other national securities exchange; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

OVA1(TM) is a trademark of Vermillion Inc.

SOURCE Vermillion, Inc.

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Vermillion Announces Positive Top-Line Results from the OVA500 Multi-Center Study Led by UC Irvine

Outstanding Performance Reported in Early-Stage Ovarian Cancer and Across Broad Range of Malignancy Subtypes

AUSTIN, Texas, July 30, 2012 /PRNewswire/ -- **Vermillion, Inc. (NASDAQ: VRML)**, a leading molecular diagnostics company, today announced positive results from a new prospective, multi-center clinical study of its ovarian cancer diagnostic OVA1®. The study, referred to as OVA500, was led by Dr. Robert E. Bristow, director of Gynecologic Oncology Services at UC Irvine Healthcare in Orange, CA, and deputy editor of the journal Gynecologic Oncology.

OVA1 is a blood test for pre-surgical assessment of ovarian tumors for malignancy using a unique multi-biomarker approach. As the first protein-based, in vitro diagnostic multivariate index assay cleared by the U.S. Food and Drug Administration, OVA1 represents a new class of software-based diagnostics.

The OVA500 study confirms and extends the pioneering work of Dr. Fred Ueland published last year. It was a prospective, multi-institutional, blinded study with a new cohort of 494 patients representing the intended use population for OVA1: female patients who were scheduled to undergo surgery for an adnexal mass, enrolled from non gynecologic oncology practices via 27 study coordination centers.

All adnexal tumor types were included in the statistical analysis of test performance. The primary objective was to assess the performance of OVA1 in the intended use population with a focus on two particularly challenging subgroups: women with early-stage ovarian cancer, where approximately half of patients have a normal CA125 level, and pre-menopausal women, where the incidence of ovarian cancer is low and incidence of benign cysts is high.

Top-line data from the study are as follows:

Overall Performance of OVA1

- Negative predictive value was reported at 98%
- Sensitivity was reported at 96%
- Specificity was reported at 51%

Performance in the Pre-menopausal Population

- Sensitivity was reported at 94%

Performance for Early-Stage Ovarian Cancer (I and II)

- Sensitivity was reported at 91%

OVA1 as a Risk Stratification Test (OVA1 score versus cutoff, independent of physician assessment)

- Sensitivity was reported at 93% overall;

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1/30/13 Vermillion - Investor Relations - News

- Sensitivity was reported at 92% overall:
  - 91% for early-stage disease
  - 94% for pre-menopausal patients
  - 91% for stage I and II in pre-menopausal women with a specificity of 61%

"The data are a significant validation of the clinical trial from 2009, and these exciting new results, along with previous clinical data, support the continued efforts to expand our ovarian cancer franchise and create a new approach to treating this deadly disease," said Gail S. Page, CEO of Vermillion. "Ovarian cancer is an area of medicine where there continues to be a significant need for novel approaches. A key goal of the study was to investigate the challenging pre-menopausal setting, where benign cysts have a high incidence and early-stage cancer often goes undetected. OVA1 showed outstanding performance in this population, which clearly addresses an unmet need for physicians and patients alike."

"OVA1 sensitivity and negative predictive value in the OVA500 study met or exceeded the levels reported in the pivotal trial, and confirmed the ability of OVA1 to detect a broad range of ovarian cancer subtypes," said Page. "Detection of a broad range of cancer subtypes is essential in triage, since it directly increases overall sensitivity and decreases the likelihood of finding a malignancy in patients with a low-risk assessment."

Further details from the study have been submitted for peer-reviewed publication and presentation. Vermillion plans to utilize important findings like these as a tool to continue driving adoption and reimbursement of OVA1.

This latest work brings the total number of prospectively enrolled patients in OVA1 clinical studies to more than 1,000, with a total of 259 malignancies. Combined, the studies included 84 early-stage ovarian malignancies of which OVA1 correctly identified 78, for a combined risk stratification (stand-alone) sensitivity of approximately 93%. This key statistic confirms the unrivaled sensitivity of OVA1 for early-stage adnexal malignancies in the critical population of pre-menopausal women, which may aid in pre-surgical detection, referral and prevention of second surgeries.

"These new results point to the possibility of a standardized triage protocol using OVA1, with high sensitivity for all ovarian malignancies including the most curable early-stage cases and a broad range of subtypes," noted Dr. Bristow. "We are especially excited that the sensitive detection of ovarian cancer was paired with the classification of most benign masses as low-risk, and greater than 95% confidence that a negative test will result in a benign pathology finding. Thanks to diagnostic advances like OVA1, there is real hope that the majority of women with ovarian cancer will undergo surgery by a qualified gynecologic oncologist, which is one of the most powerful determinants of survival."

Dr. Bristow is an internationally recognized expert in the surgical management of advanced gynecologic cancer including ovarian, fallopian tube, primary peritoneal, and endometrial cancers. He is the author of four books on ovarian cancer and has published extensively in the field of ovarian cancer research. He is also an experienced minimally invasive surgeon with special expertise in robotic hysterectomy and surgical staging for endometrial cancer and cervical cancer, and was recently named as one the Best Doctors in America for gynecologic cancers by Best Doctors, Inc.

For additional information about Vermillion, contact Liolios Group at 949-574-3860 or email vrml@liolios.com.

About Vermillion
Vermillion, Inc. (NASDAQ: VRML) is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, cardiology and women's health. Additional information about Vermillion can be found at www.vermillion.com.

Forward-Looking Statement:
Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty as to Vermillion's ability to protect and promote its proprietary technology; (2) Vermillion's lack of a lengthy track record successfully developing and commercializing diagnostic products; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of the size of market for its existing diagnostic tests or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payors such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion has sufficient cash resources to fully commercialize its tests and continue as a going concern; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid; and (7) other factors that might be described from time to time in Vermillion's filings with the U.S. Securities and Exchange Commission (SEC). All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our

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1/30/13 Vermillion - Investor Relations - News

most recent reports on Form 10-K and Form 10-Q. Copies are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov.

Investor Relations Contact:
Liolios Group
Scott Liolios or Ron Both
Tel 949-574-3860
vrml@liolios.com

SOURCE Vermillion, Inc.

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Vermillion Announces $21.8 Million Public Offering

AUSTIN, Texas, Feb. 15, 2011 /PRNewswire via COMTEX/ -- Vermillion, Inc. (Nasdaq: VRML), a molecular diagnostics company, announced today that it has agreed to sell 4,000,000 shares of its common stock in an underwritten public offering at a price of $5.45 per share. The Company expects that the net proceeds of the offering will be approximately $20,210,000 after deducting underwriting discounts and expected offering expenses. The Company intends to use the net proceeds from this offering to fund the expansion of the US Sales organization and the associated reimbursement activities, to pursue its expansion and capitalize upon the international opportunities, to accelerate the clinical trials of its diagnostic test for peripheral arterial disease and OVA2, to develop additional diagnostic tests, to pursue product diversification opportunities, and for other general corporate purposes. The offering is expected to close on or about February 18, 2011, subject to customary closing conditions.

Roth Capital Partners acted as the sole manager of the offering. The underwriter has been granted a 30-day option to purchase up to 500,000 additional shares from the Company and 100,000 shares from a selling stockholder to cover over-allotments, if any.

The offering is being made under the Company's registration statement on Form S-1 (File No. 333-171797). This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state or jurisdiction.

A prospectus relating to the offering has been filed with the Securities and Exchange Commission. A copy of the prospectus can be accessed directly from the Securities and Exchange Commission at http://www.sec.gov/, or from Roth Capital, Attn: Equity Capital Markets, 24 Corporate Plaza, Newport Beach, CA 92660, Telephone: 800-678-9147, Fax 949-720-7227, E-mail: rothecm@roth.com.

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Additional information about Vermillion can be found on the Web at http://www.vermillion.com/.

About OVA1(TM)

OVA1(TM) is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers - Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), beta 2-Microglobulin (beta 2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) - and a proprietary FDA-cleared software device to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned. OVA1(TM) is a trademark of Vermillion, Inc. Additional information about OVA1(TM)

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1/30/13 Vermillion - Investor Relations - News

can be found on the Web at http://www.ova-1.com/.

Forward-Looking Statement

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty as to Vermillion's ability to protect and promote its proprietary technology; (2) Vermillion's lack of a lengthy track record successfully developing and commercializing diagnostic products; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of the size of market for its existing diagnostic tests or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payors such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its future products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov.

SOURCE Vermillion, Inc.

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Vermillion Announces Relisting on NASDAQ

FREMONT, Calif., July 6, 2010 /PRNewswire via COMTEX/ --

Vermillion, Inc. (Pink Sheets: VRML), a molecular diagnostics company, today announced that The NASDAQ Stock Market LLC has approved its application for the relisting of its common stock on The NASDAQ Global Market. The Company's shares will begin trading on The NASDAQ Global Market when the market opens on Tuesday, July 6, 2010 under the symbol "VRML."

"We are extremely pleased to resume trading on NASDAQ. In the first six months of the year, Vermillion has accomplished a number of significant tasks that very few companies successfully attain -- beginning with the Company's receipt of confirmation of its Plan of Reorganization in January and culminating today with the Company's relisting on NASDAQ," said Gail S. Page, CEO and Chairperson of the Board of Directors of Vermillion. "These accomplishments reflect the financial and operational progress we have achieved in recent quarters and speak directly to the fundamental strengths of Vermillion's core business."

"With today's announcement of Vermillion's relisting on NASDAQ, we expect to provide our shareholders with enhanced market maker support, more efficient access to institutional investors and investment capital, improved liquidity and greater visibility for the Company within the investment community -- all part of our strategy to increase shareholder value," said Sandra A. Gardiner, Vice President and Chief Financial Officer.

Vermillion will host a market update call in August upon the filing of its Quarterly Report on Form 10-Q for the second quarter ended June 30, 2010. Conference call details will follow.

About Vermillion

Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women's health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at www.vermillion.com.

About OVA1(TM)

OVA1(TM) is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers - Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), beta 2-Microglobulin (beta 2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) - and a proprietary FDA-cleared software device to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned. OVA1(TM) is a trademark of Vermillion Inc.

Forward-Looking Statement

phx.corporate-ir.net/phoenix.zhtml?c=121814&p=irol-newsArticle&ID=1444517&highlight= 1/2

1/30/13 Vermillion - Investor Relations - News

Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion's plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion's current expectations. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1(TM) diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to develop, and commercialize diagnostic products based on findings from its disease association studies; (3) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future diagnostic products; (4) uncertainty of market acceptance of its OVA1(TM) diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies and government insurance plans; (5) uncertainty that Vermillion will successfully license or otherwise successfully partner with third parties to commercialize its products; (6) uncertainty whether the trading in Vermillion's stock will become significantly less liquid; and (7) other factors that might be described from time to time in Vermillion's filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion's expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law. In addition, any financial information presented in this press release is unaudited and subject to adjustment following Vermillion's internal review and quarterly processes as well as annual audit.

SOURCE Vermillion, Inc.

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4) Date Filed:

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

On February 15, 2012, Gyorgy B. Bessenyei ("Bessenyei") delivered a notice (the "Nomination Letter") to the Corporate Secretary of Vermillion, Inc. (the "Company") of his intent to nominate Gregory V. Novak ("Novak") and Robert S. Goggin ("Goggin") for election to the board of directors of the Company at the 2012 annual meeting of stockholders of the Company (the "2012 Annual Meeting"). The Nomination Letter is incorporated herein and attached hereto as Exhibit 1. Bessenyei, Novak and Goggin are sometimes referred to as the "Group" or "Concerned Vermillion Stockholders." On February 29, 2012, the Group issued a press release announcing its submission of its notice of intent to nominate Novak and Goggin for election to the Company's board of directors at the 2012 Annual Meeting, in compliance with the applicable provisions of the Company's bylaws. The press release is incorporated herein and attached hereto as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY GYORGY B. BESSENYEI, GREGORY V. NOVAK AND ROBERT S. GOGGIN FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO

STOCKHOLDERS OF VERMILLION, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND

EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBITS 1 AND 3 HERETO AND IS INCORPORATED HEREIN.

EXHIBIT 1

Gyorgy B. Bessenyei Schulhausstrasse 11 Walchwil, Switzerland

February 15, 2012

Vermillion, Inc.

12117 Bee Caves Road, Building Three

Suite 100

Austin, TX 78738

Attention: Corporate Secretary

Stockholder Nomination of Directors Dear Sir or Madam:

I, Gyorgy B. Bessenyei, am the owner of record of 500 shares of common stock, par value $0.001 per share ("Common Stock") and the beneficial owner of an additional 90,000 shares of Common Stock, of Vermillion, Inc. (the "Company"). In accordance with Section 2.14 of the Company's Second Amended and Restated Bylaws (the "Bylaws"), I hereby nominate the following persons to stand for election to be directors of the Company at the Company's next annual meeting of its stockholders (the "2012 Annual Meeting"): Gregory V. Novak and Robert S. Goggin (the "Nominees"). Based on the date for last year's annual meeting (June 6, 2011), according to the Bylaws, nominations may be submitted to the Company's secretary between February 7 and March 8, 2012 for voting/consideration at the Company's 2012 Annual Meeting. Capitalized terms used without definition herein shall have the meanings provided in the Bylaws.

Mr. Novak is the beneficial owner of 21,700 shares of the Company's Common Stock. Mr. Goggin is the beneficial owner of 137,900 shares of the company's Common Stock. Each of Mr. Novak and Mr. Goggin has consented to be nominated and will join me in soliciting proxies on their behalf (Mr. Novak, Mr. Goggin and I are sometimes collectively referred to herein as the "Group" or "our Group"). Each of Mr. Novak, Mr. Goggin and Mr. Bessenyei are "Nominating Persons" as defined in the Bylaws and are acting in concert in proposing the Nominees. Except as set forth in this letter, there are no "affiliates" or "associates" of the Nominating Persons or the Nominees.

It is the Group's firmly held belief that the Company is in need of new leadership and a fresh perspective on the Board of Directors. The election of Mr. Novak and Mr. Goggin, both experienced independent investors, should significantly improve the oversight function of the Board of Directors.

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This letter, and the attachments to it, provides the information required by Section 2.14 of the Bylaws. While we are complying with Section 2.14 of the Bylaws, our Group expressly reserves the right to challenge the validity and lawfulness of certain purported requirements set forth therein, and nothing herein shall constitute a waiver of such rights or claims. Please note that due to the extensive disclosure requirements set forth in Section 2.14 of the Bylaws, many of which are duplicative or redundant, the information provided herein and in the attachments to this letter shall be deemed responsive to all relevant provisions of the Bylaws notwithstanding any specific reference to a particular section or sections of the Bylaws. As provided in Section 2.14(b) of the Bylaws, subject to reserving our rights to challenge the legality or appropriateness of certain provisions of Section 2.14, our Group will provide any updates or supplements to this notice in the times and in the forms required by Section 2.14.

Information Required by Section 2.14(c) of the Bylaws: Stockholder Information:

Gyorgy B. Bessenyei ("Bessenyei"), Schulhausstrasse 11, Walchwil, Switzerland Shares of Common Stock held of record: 500. Shares of Common Stock directly or indirectly beneficially owned as defined in Section 2.13(c)(i) of the Bylaws (which number includes the shares owned of record): 90,500.

Robert S. Goggin (" Goggin"), 1528 Walnut Street, #900, Philadelphia, PA 19102. Shares of Common Stock held of record: 0. Shares of Common Stock directly or indirectly beneficially owned as defined in Section 2.13(c)(i) of the Bylaws (which number includes the shares owned of record): 137,900.

Gregory V. Novak ("Novak") [ADDRESS REDACTED]. Shares of Common Stock held of record: 1,000. Shares of Common Stock directly or indirectly beneficially owned as defined in Section 2.13(c)(i) of the Bylaws (which number includes the shares owned of record): 21,700.

Disclosable Interests:

Bessenyei: No Synthetic Equity Interests. All Synthetic Equity interests previously held have expired. No interest or arrangement described in Section 13(c)(ii)(B) of the Bylaws. No Short Interest. No interest or arrangement described in Section 13(c)(ii)(D) or (E) of the Bylaws.

Information required by Section 13(c)(ii)(F):

Bessenyei is 37 years old. He is a self employed investor and financial advisor. He currently serves as a partner in Oxford Capital Group (Address: Bundesstrasse 1, Zug, Switzerland), a business and financial advisory firm, which he joined in 2011. From prior to 2007 until 2011, Bessenyei served as General Manager of Oxford Capital AG, a predecessor firm to Oxford Capital Group. Oxford Capital Group does not beneficially own any securities of the Company, nor does it have any Disclosable Interests (as defined in the Bylaws), and will not be assisting the Group in soliciting proxies relating to the 2012 Annual Meeting.

Other than Bessenyei, Goggin and Novak, no person has or is expected to contribute more than $500 towards financing the solicitation of proxies in favor of electing the Nominees or opposed to the election of any other persons nominated to stand for election for directorships at the 2012 Annual Meeting. There are no participants (as defined in the SEC's proxy rules) in the proxy solicitation other than Bessenyei, Goggin and Novak at this time. The Group expects to engage a proxy solicitation firm at an appropriate time, but has not yet done so. Except as described in this letter, no person or entity has lent money or entered into any arrangement for financing or otherwise inducing the purchase, sale or holding by of securities by any member of the Group, or in support of any member of the Group or in opposition to any other candidate for election to the Board of Directors.

The Group expects to utilize any or all of the following to solicit proxies and otherwise support the effort to elect the Nominees: mail, other courier services, phone calls and meetings with stockholders, web sites, advertisements, published materials in print or on the internet, and engagement of a proxy solicitation firm. No proxy solicitation efforts have been undertaken to date, and no proxy solicitation firm has been engaged to date. The Group estimates that the total cost for the proxy solicitation will be approximately [REDACTED]. Such funds are expected to be provided by the members of the Group in the following proportions: 50% by Goggin, 25% by Bessenyei, 25% by Novak. There is no written agreement or formal

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arrangement among Bessenyei, Goggin and Novak to share such expenses at this time. The sole substantial interest in any proxy solicitation in favor or the Nominees and opposed to any other nominees for election to the Board of Directors by each of Bessenyei, Goggin and Novak is their record and beneficial ownership of shares of Common Stock of the Company, the desire of each of member of the Group to elect Goggin and Novak and, in the case of Goggin and Novak, their desire to be directors of the Company.

Attached to this letter are schedules of all transactions in securities (including but not limited to derivative securities, options and short sales) of the Company by each of Bessenyei, Goggin and Novak during the past two years. No portion of the consideration used by either of Bessenyei or Novak to buy any securities of the Company was borrowed. Goggin utilized a margin loan to purchase a portion (500 shares of Common Stock) of his securities of the Company, which margin loan has been repaid in full.

During the past ten years, Bessenyei has not been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors), nor is he subject to any pending criminal proceedings. Bessenyei is not involved in any material legal proceeding involving the Company and has not had any material interest adverse to the Company. Bessenyei has no family relationship with any officer, director or employee of the Company or any of its subsidiaries. Bessenyei in the past ten years has not been the subject of any order, judgment or decree enjoining or suspending him from acting in any capacity or engaging in any business practice or any other activity in connection with any violation of any securities or commodities laws.

None of Bessenyei, Goggin or Novak has any arrangements regarding future employment with the Company or any of its affiliates or any other arrangements or understandings regarding future transactions with the Company other than Goggin and Novak solely in their capacity as directors of the Company when, as and if elected.

Goggin: No Synthetic Equity Interests. No interest or arrangement described in Section 13(c)(ii)(B) of the Bylaws. No Short Interest. No interest or arrangement described in Section 13(c)(ii)(D) or (E) of the Bylaws. Information required by Section 13(c)(ii)(F):

Goggin is 48 years old. He is an attorney in private practice and an owner and director of Keller & Goggin P.C. (Address: 1528 Walnut Street, #900, Philadelphia, PA 19102), a law firm, and has been for over five years. He holds no directorships and has held none over the past five years. Goggin is a graduate of St. Joseph's University and holds a J.D. from the Widener School of Law. Keller & Goggin P.C. does not beneficially own any securities of the Company, nor does it have any Disclosable Interests (as defined in the Bylaws), and will not be assisting the Group in soliciting proxies relating to the 2012 Annual Meeting.

For information regarding planned solicitation of proxies, expected methods of solicitation, the funding of solicitation of proxies, any substantial interest in the proxy solicitation, any financing for purposes of acquiring securities of the Company and any arrangements regarding future employment or other transactions with the Company, see above under Bessenyei.

During the past ten years, Goggin has not been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors), nor is he subject to any pending criminal proceedings. Goggin is not involved in any material legal proceeding involving the Company, and except as described in this letter has not had any material interest adverse to the Company. In 2011, Goggin filed suit against the Company in the Court of Chancery of the State of Delaware (Goggin v. Vermillion, C.A. No. 6465-VCN) seeking injunctive and declaratory relief to (i) delay the Company's 2011 annual meeting of stockholders, (ii) determine whether certain stockholder proposals could be considered and acted upon at that meeting, and (iii) ejoin any threatened use of the Company's stockholder rights plan. On June 3, 2011, the Court of Chancery denied Goggin's requested relief. That decision was not appealed by Goggin. Goggin has not been involved in any bankruptcy or similar proceeding either personally or involving any entity in which he was an officer, partner or director within the past two years. Goggin has no family relationship with any officer, director or employee of the Company or any of its subsidiaries. Goggin in the past ten years has not been the subject of any order, judgment or decree enjoining or suspending him from acting in any capacity or engaging in any business practice or any other activity in connection with any violation of any securities or commodities laws.

Novak: No Synthetic Equity Interests. No interest or arrangement described in Section 13(c)(ii)(B) of the Bylaws. No Short Interest. No interest or arrangement described in Section 13(c)(ii)(D) or (E) of the Bylaws. Information required by Section 13(c)(ii)(F):

Novak is 50 years old. Novak is a lawyer in private practice, concentrating in intellectual property law. He is Managing Partner and CEO of Novak Druce + Quigg, LLP (Address: 300 New Jersey Avenue N.W., Fifth Floor, Washington, D.C. 20001), a law firm, where he has been a partner for over five years. In addition, Novak is a partner in HalberdCross LLC (Address: 1000 Louisiana Street, 53rd Floor, 3 Wells Fargo Plaza, Houston, Texas [77002]), a private equity firm, and is a partner in Oxford Capital Group (Address: Bundesstrasse 1, Zug, Switzerland). None of Novak Druce + Quigg, LLP, Oxford Capital Group, or HalberdCross LLC beneficially owns any securities of the Company or holds any Disclosable Interests (as defined in the Bylaws), and none of them will be assisting the Group in soliciting proxies relating to the 2012 Annual Meeting. Novak holds no directorships in any business organization and has held none over the past five years. Novak holds a B.S. from Rice University, an MBA

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from the Said Business School at Hertford College, Oxford University, and a J.D. from Texas Tech University School of Law. Novak is a member of the Business Advisory Counsel at the Said Business School and a member of the Board of the Max Planck [Institute] Foundation.

During the past ten years, Novak has not been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors), nor is he subject to any pending criminal proceedings. Novak is not involved in any material legal proceeding involving the Company or has had any material interest adverse to the Company. Novak has not been involved in any bankruptcy or similar proceeding either personally or involving any entity in which he was an officer, partner or director within the past two years. Novak has no family relationship with any officer, director or employee of the Company or any of its subsidiaries. Novak in the past ten years has not been the subject of any order, judgment or decree enjoining or suspending him from acting in any capacity or engaging in any business practice or any other activity in connection with any violation of any securities or commodities laws.

Biographies of each of the Nominees (Goggin and Novak) are attached to this letter.

Information on Nominees: Information required by Section 2.14(c)(iii)(A) of the Bylaws: See the information provided above. Information required by Section 2.14(c)(iii)(B) of the Bylaws:

Goggin: In addition to the attached biography, attached is a written consent of Goggin to be named in the proxy statement as a nominee and to serving as a director if elected. In addition, please see information provided above, which includes information beyond what is called for with respect to Nominating Persons, and which is or may be responsive to the requirements of Section 2.14(c)(iii) and (iv) of the Bylaws. Goggin would be considered an "independent director" should he be elected to the Company's Board of Directors.

There are no direct or indirect compensation or other material monetary interests or agreements between the Nominating Persons (and their respective affiliates and associates) and Goggin (and his affiliates and associates) or any persons acting in concert with any of them except as disclosed in this letter.

Novak: In addition to the attached biography, attached is a written consent of Novak to be named in the proxy statement as a nominee and to serving as a director if elected. In addition, please see information provided above, which includes information beyond what is called for with respect to Nominating Persons, and which is or may be responsive to the requirements of Section 2.14(c)(iii) and (iv) of the Bylaws. Novak would be considered an "independent director" should he be elected to the Company's Board of Directors.

There are no direct or indirect compensation or other material monetary interests or agreements between the Nominating Persons (and their respective affiliates and associates) and Novak (and his affiliates and associates) or any persons acting in concert with any of them except as disclosed in this letter.

Information required by Section 2.14(c)(iii)(C) of the Bylaws: None except as disclosed in this letter.

Please confirm receipt of this letter by contacting me at the address set forth above, as well as by e-mail at george.bessenyei@gmail.com, with a copy to our legal counsel, Eric Simonson, Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208 (212885-5369; ESimonson@BlankRome.com). Please confirm that this submission satisfies the requirements of Section 2.14 of the Bylaws to effect the nomination of persons to stand for election for director of the Company at the 2012 Annual Meeting and constitutes Timely Notice, as defined in the Bylaws. If we do not hear from you by 5:00 PM, Eastern Standard Time, on February 22, 2012, we will assume that this submission fully satisfies such requirements and that the Company has waived any claim to the contrary. If you have any questions or otherwise wish to communicate further, please contact Mr. Bessenyei or Mr. Simonson directly.

Very truly yours,

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/s/ Gyorgy B. Bessenyei

Gyorgy B. Bessenyei

Attachments: Biography of Goggin Biography of Novak

Schedule of Securities Transactions of Bessenyei Schedule of Securities Transactions of Goggin Schedule of Securities Transactions of Novak Written Consent of Goggin Written Consent of Novak

Cc: Eric Simonson, Blank Rome LLP

BIOGRAPHY OF

ROBERT S. GOGGIN

Robert S. Goggin, III, 48 years old, is an attorney in private practice and an owner and director of Keller & Goggin P.C, a law firm with offices in Philadelphia and Trenton, New Jersey. Mr. Goggin is a graduate of St. Joseph's University and Widener University School of Law. Mr. Goggin began his career in the Philadelphia District Attorney's Office in 1989. Among other clients, Mr. Goggin has represented various unions including correctional officers, tradesmen and laborers. This experience helped him refine his litigation, reconciliation and management abilities. His success in many cases has resulted in numerous million dollar verdicts in FELA, medical malpractice, products liability, motor vehicle and other serious personal injury cases.

BIOGRAPHY OF

GREGORY V. NOVAK

Gregory V. Novak, 50 years old, is a lawyer in private practice and Managing Partner and CEO of Novak Druce + Quigg, LLP, a law firm with offices in Washington, D.C., Houston, San Francisco, Silicon Valley and West Palm Beach. Mr. Novak serves as national intellectual property counsel to a number of publicly traded corporations. He also manages Novak Druce's industry-leading patent re-examination practice. In 2009, Greg Novak launched the Novak Druce Centre for Professional Service Firms at the University of Oxford's Said Business School. He earned an MBA from the University of Oxford where he was a member of Hertford College. In addition to sponsoring the Novak Druce Centre, Greg sits on the Business Advisory Council at Oxford, is a board member of the Said Business School, and is Chairman of the Global Said Business School Alumni Association. He is also an active alum of Rice University where he is a Community Associate at Will Rice College, sits on the Annual Fund Committee and is a Fundraising Challenge sponsor of two colleges. He also sits on the board of the Max Planck Institute [Foundation].

CONSENT OF

ROBERT S. GOGGIN

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I, Robert S. Goggin, of 1528 Walnut Street, #900, Philadelphia, PA 19102 hereby consents to: (a) being nominated for election to the Board of Directors of Vermillion, Inc. (the "Board"); (b) being named in a proxy statement and other proxy related materials filed with the United States Securities and Exchange Commission as a nominee for election to the Board; and (c) serving as a director on the Board if elected.

/s/ Robert S. Goggin

Robert S. Goggin

February 14, 2012

CONSENT OF

GREGORY V. NOVAK

I, Gregory V. Novak, of [ADDRESS REDACTED] hereby consents to: (a) being nominated for election to the Board of Directors of Vermillion, Inc. (the "Board"); (b) being named in a proxy statement and other proxy related materials filed with the United States Securities and Exchange Commission as a nominee for election to the Board; and (c) serving as a director on the Board if elected.

/s/Gregory V. Novak

Gregory V. Novak

February 14, 2012

G. B. BESSENYEI

SCHEDULE OF ALL TRANSACTIONS IN SECURITIES OF VERMILLION, INC.

OVER THE PAST TWO YEARS

Description Date (yyyy-mm-dd)/Time Buy or Sell Quantity Price Proceeds

VRML Common Stock 2010-08-18, 11:13:34 BUY 5000 516126 $-28,063.00

VRML Common Stock 2010-08-18, 11:14:13 BUY 700 5.54 $-3,878.00

VRML Common Stock 2010-08-18, 11:15:08 BUY 400 5.575 $-2,230.00

VRML Common Stock 2010-08-18, 11:16:07 BUY 500 5.58 $-2,790.00

VRML Common Stock 2010-08-18, 11:16:57 BUY 700 5.57 $-3,899.00

VRML Common Stock 2010-08-18, 11:17:59 BUY 400 5.57 $-2,228.00

VRML Common Stock 2010-08-18, 11:18:59 BUY 700 5.57 $-3,899.00

VRML Common Stock 2010-08-18, 11:19:48 BUY 700 5.53 $-3,871.00

VRML Common Stock 2010-08-18, 11:20:44 BUY 600 5.5275 $-3,316.50

VRML Common Stock 2010-08-18, 11:21:49 BUY 500 5.53 $-2,765.00

VRML Common Stock 2010-08-18, 11:22:50 BUY 300 5.515 $-1,654.50

VRML Common Stock 2010-08-18, 11:23:55 BUY 700 5.515 $-3,860.50

VRML Common Stock 2010-08-18, 11:24:57 BUY 400 5.5425 $-2,217.00

VRML Common Stock 2010-08-18, 11:26:01 BUY 200 5.545 $-1,109.00

VRML Common Stock 2010-08-18, 11:27:02 BUY 500 5.545 $-2,772.50

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VRML Common Stock 2010-08-18, 11:28:08 BUY 600 5.545 $-3,327.00

VRML Common Stock 2010-08-18, 11:28:59 BUY 500 5.545 $-2,772.50

VRML Common Stock 2010-08-18, 11:29:50 BUY 500 5.545 $-2,772.50

VRML Common Stock 2010-08-18, 11:30:51 BUY 700 5.55 $-3,885.00

VRML Common Stock 2010-08-18, 11:32:03 BUY 700 5.5 $-3,850.00

VRML Common Stock 2010-08-18, 11:32:53 BUY 500 5.5 $-2,750.00

VRML Common Stock 2010-08-18, 11:34:03 BUY 400 5.49 $-2,196.00

VRML Common Stock 2010-08-18, 11:35:05 BUY 300 5.4975 $-1,649.25

VRML Common Stock 2010-08-18, 11:36:13 BUY 200 5.54 $-1,108.00

VRML Common Stock 2010-08-18, 11:37:12 BUY 500 5.5 $-2,750.00

VRML Common Stock 2010-08-18, 11:38:07 BUY 500 5.5 $-2,750.00

VRML Common Stock 2010-08-18, 11:39:13 BUY 500 5.4975 $-2,748.75

VRML Common Stock 2010-08-18, 11:40:16 BUY 500 5.5 $-2,750.00

VRML Common Stock 2010-08-18, 11:41:09 BUY 800 5.5 $-4,400.00

VRML Common Stock 2010-08-18, 11:42:02 BUY 300 5.5 $-1,650.00

VRML Common Stock 2010-08-18, 11:42:58 BUY 800 5.5 $-4,400.00

VRML Common Stock 2010-08-18, 11:43:58 BUY 600 5.5 $-3,300.00

VRML Common Stock 2010-08-18, 11:45:07 BUY 400 5.5 $-2,200.00

VRML Common Stock 2010-08-18, 11:46:13 BUY 300 5.4675 $-1,640.25

Description Date (yyyy-mm-dd)/Time Buy or Sell Quantity Price Proceeds

VRML Common Stock 2010-08-18, 11:47:03 BUY 400 5~43 $-2,172.00

VRML Common Stock 2010-08-18, 11:48:06 BUY 500 5.37 $-2,685.00

VRML Common Stock 2010-08-18, 11:49:07 BUY 400 5.35 $-2,140.00

VRML Common Stock 2010-08-18, 11:49:55 BUY 300 5.39 $-1,617.00

VRML Common Stock 2010-08-18, 11:51:05 BUY 300 5.47 $-1,641.00

VRML Common Stock 2010-08-18, 11:51:57 BUY 400 5.4875 $-2,195.00

VRML Common Stock 2010-08-18, 11:53:08 BUY 300 5.4875 $-1,646.25

VRML Common Stock 2010-08-18, 11:54:14 BUY 500 5.495 $-2,747.50

VRML Common Stock 2010-08-30, 09:40:23 SELL -200 6.6 $1,320.00

VRML Common Stock 2010-09-14, 09:34:02 SELL -3,100 5.847419 $18,127.00

VRML Common Stock 2010-09-14, 09:34:09 SELL -5,600 5.736875 $32,126.50

VRML Common Stock 2010-09-14, 09:34:15 SELL -8,580 5.54007 $47,533.80

VRML Common Stock 2010-09-14, 09:37:11 SELL -7,520 5.510266 $41,437.20

VRML Common Stock 2010-09-17, 10:32:58 BUY 1,800 5.5 $-9,900.00

VRML Common Stock 2010-09-17, 12:53:06 BUY 3,200 5.51 $-17,632.00

VRML Common Stock 2010-09-17, 12:53:32 BUY 100 5.51 $-551.00

VRML Common Stock 2010-09-17, 14:04:56 BUY 600 5.52 $-3,312.00

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VRML Common Stock 2010-09-17, 14:05:05 BUY 1,000 5.53 $-5,530.00

VRML Common Stock 2010-09-17, 14:05:13 BUY 3,800 5.592105 $-21,250.00

VRML Common Stock 2010-09-20, 09:11:34 SELL -2,600 5.75 $14,950.00

VRML Common Stock 2010-09-20, 09:11:43 SELL -300 5.67 $1,701.00

VRML Common Stock 2010-09-20, 09:12:25 SELL -399 5.66 $2,258.34

VRML Common Stock 2010-09-20, 09:13:47 SELL -1,701 5.56 $9,457.56

VRML Common Stock 2010-09-20, 09:20:36 SELL -5,000 5.56 $27,800.00

VRML Common Stock 2010-09-20, 09:52:03 SELL -500 5.56 $2,780.00

VRML Common Stock 2010-09-20, 12:45:38 BUY 10,000 5.4993 $-54,993.00

VRML Common Stock 2010-09-21, 10:07:29 BUY 4,000 5.4 $-21,600.00

VRML Common Stock 2010-09-22, 11:24:51 BUY 952 5.4 $-5,140.80

VRML Common Stock 2010-09-23, 10:56:13 BUY 4,764 5.47 $-26,059.08

VRML Common Stock 2010-09-23, 15:11:11 BUY 284 5.48 $-1,556.32

VRML Common Stock 2010-09-23, 15:15:47 BUY 1,414 5.41768 $-7,660.60

VRML Common Stock 2010-09-24, 09:49:44 BUY 600 5.4 $-3,240.00

VRML Common Stock 2010-09-27, 15:07:30 BUY 10,000 5.3 $-53,000.00

VRML Common Stock 2010-09-27, 15:40:18 BUY 10,000 5.2 $-52,000.00

VRML Common Stock 2010-09-28, 09:32:00 BUY 8,000 5.0945 $-40,756.00

VRML Common Stock 2010-10-28, 09:31:09 BUY 10,000 4.9 $-49,000.00

VRML Common Stock 2010-11-05, 11:22:46 SELL -5,000 4.81 $24,050.00

VRML Common Stock 2010-11-05, 11:24:51 BUY 2,665 4.8 $-12,792.00

Description Date (yyyy-mm-dd)/Time Buy or Sell Quantity Price Proceeds

VRML Common Stock 2010-11-05, 12:19:56 BUY 7,335 4-85 $-35,574.75

VRML Common Stock 2010-11-05, 13:11:27 BUY 5,000 4.85 $-24,250.00

VRML Common Stock 2010-11-05, 13:12:05 BUY 11,800 4.85 $-57,230.00

VRML Common Stock 2010-11-05, 13:55:12 BUY 13,875 4.85 $-67,293.75

VRML Common Stock 2010-11-16, 09:39:56 SELL -1,475 5.851864 $8,631.50

VRML Common Stock 2010-11-16, 09:40:21 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:21 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:21 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:22 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:22 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:22 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:22 SELL -300 5.84 $1,752.00

VRML Common Stock 2010-11-16, 09:40:23 SELL -100 5.8 $580.00

VRML Common Stock 2010-11-16, 09:40:23 SELL -100 5.8 $580.00

VRML Common Stock 2010-11-16, 09:40:23 SELL -100 5.8 $580.00

VRML Common Stock 2010-11-16, 09:40:24 SELL -100 5.8 $580.00

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

VRML Common Stock 2010-11-16, 09:40:24 SELL -100 5.8 $580.00

VRML Common Stock 2010-11-16, 09:40:24 SELL -100 5.8 $580.00

VRML Common Stock 2010-11-16, 09:40:25 SELL -400 5.73 $2,292.00

VRML Common Stock 2010-11-16, 09:40:25 SELL -300 5.73 $1,719.00

VRML Common Stock 2010-11-16, 09:40:25 SELL -400 5.77 $2,308.00

VRML Common Stock 2010-11-16, 09:40:25 SELL -100 5.77 $577.00

VRML Common Stock 2010-11-16, 09:40:26 SELL -100 5.77 $577.00

VRML Common Stock 2010-12-17, 15:47:27 SELL -100 5.61 $561.00

VRML Common Stock 2011-03-11, 12:03:25 BUY 500 4.56 $-2,280.00

VRML Common Stock 2011-03-15, 15:52:30 SELL -100 4.12 $412.00

VRML Common Stock 2011-03-15, 15:52:30 SELL -100 4.12 $412.00

VRML Common Stock 2011-03-17, 11:55:42 SELL -200 4.12 $824.00

VRML Common Stock 2011-05-25, 09:08:26 SELL -5,000 5.102 $25,510.00

VRML Common Stock 2011-05-25, 09:31:33 SELL -20,000 5.1236 $102,472.00

VRML Common Stock 2011-05-25, 09:34:54 SELL -15,214 5.209744 $79,261.05

VRML Common Stock 2011-05-25, 14:13:52 BUY 200 4.8 $-960.00

VRML Common Stock 2011-05-25, 14:48:40 BUY 5,700 4.890351 $-27,875.00

VRML Common Stock 2011-05-25, 14:55:52 BUY 5,430 4.89 $-26,552.70

VRML Common Stock 2011-05-27, 10:42:52 BUY 200 4.685 $-937.00

VRML Common Stock 2011-05-27, 13:41:04 BUY 7,100 4.839803 $-34,362.60

VRML Common Stock 2011-05-27, 13:43:09 BUY 7,900 4.89 $-38,631.00

VRML Common Stock 2011-05-27, 14:54:40 BUY 800 4.85 $-3,880.00

Description Date (yyyy-mm-dd)/Time Buy or Sell Quantity Price Proceeds

VRML Common Stock 2011-05-27, 15:14:46 BUY 12,500 4.880276 $-61,003.45

VRML Common Stock 2011-05-31, 13:53:39 SELL -17,340 5.503057 $95,423.00

VRML Common Stock 2011-05-31, 14:00:19 SELL -750 5.48 $4,110.00

VRML Common Stock 2011-05-31, 14:00:28 SELL -6,400 5.463281 $34,965.00

VRML Common Stock 2011-05-31, 14:02:16 SELL -5,400 5.403519 $29,179.00

VRML Common Stock 2011-05-31, 14:04:49 SELL -5,000 5.44 $27,200.00

VRML Common Stock 2011-05-31, 14:10:02 SELL -940 5.394255 $5,070.60

VRML Common Stock 2011-06-01, 10:10:38 SELL -4,000 5.5 $22,000.00

VRML Common Stock 2011-06-09, 15:04:54 BUY 2,100 4.47 $-9,387.00

VRML Common Stock 2011-06-09, 15:05:45 BUY 2,900 4.48 $-12,992.00

VRML Common Stock 2011-06-09, 15:06:45 BUY 15,500 4.48 $-69,440.00

VRML Common Stock 2011-06-09, 15:53:46 BUY 1,800 4.48 $-8,064.00

VRML Common Stock 2011-06-09, 15:54:38 BUY 2,700 4.5 $-12,150.00

VRML Common Stock 2011-06-10, 09:32:22 BUY 12,300 4.406911 $-54,205.00

VRML Common Stock 2011-06-13, 09:35:56 BUY 200 4.5 $-900.00

VRML Common Stock 2011-06-13, 09:56:08 BUY 800 4.44125 $-3,553.00

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

VRML Common Stock 2011-06-13, 11:40:26 BUY 3,240 4.37679 $-14,180.80

VRML Common Stock 2011-06-13, 15:07:43 BUY 1,900 4.44 $-8,436.00

VRML Common Stock 2011-06-13, 15:09:34 BUY 1,000 4.433 $-4,433.00

VRML Common Stock 2011-06-14, 15:56:15 BUY 200 4.01 $-802.00

VRML Common Stock 2011-06-15, 11:15:35 SELL -100 4.01 $401.00

VRML Common Stock 2011-07-22, 09:50:02 SELL -100 4.07 $407.00

VRML Common Stock 2011-08-12, 11:20:45 BUY 2,300 2.725217 $-6,268.00

VRML Common Stock 2011-08-18, 10:40:22 BUY 10,000 2.899564 $-28,995.64

VRML Common Stock 2011-08-19, 15:00:55 BUY 1,000 2.689 $-2,689.00

VRML Common Stock 2011-08-22, 10:37:28 BUY 10,000 2.630046 $-26,300.46

VRML Common Stock 2011-08-23, 10:39:05 BUY 260 2.690769 $-699.60

VRML Common Stock 2011-09-14, 10:21:32 SELL -600 3.055 $1,833.00

VRML Common Stock 2011-09-14, 10:31:31 SELL -1 7,400 3.008748 $52,352.22

VRML Common Stock 2011-09-14, 12:39:53 SELL -5,000 3 $15,000.00

VRML Common Stock 2011-10-04, 09:32:40 SELL -1,400 2.182143 $3,055.00

VRML Common Stock 2011-10-04, 09:32:50 SELL -3,600 2.14 $7,704.00

VRML Common Stock 2012-02-03, 11:56:37 BUY 500 1.556 $778.00

DERIVATIVES

VRML 18JUN11 5.0 C 2011-05-31, 15:04:10 BUY -25 0.45 $1,125.00

VRML 18JUN11 5.0 C 2011-06-13, 15:08:47 SELL 25 0.1 $-250.00

VRML 17SEP11 2.5 C 2011-09-09, 11:11:01 BUY 100 0.2 $-2,000.00

VRML 17SEP11 2.5 C 2011-09-14, 09:47:13 SELL -100 0.7 $7,000.00

VRML 22OCT11 2.5 C 2011-09-20, 10:11:50 BUY 50 1.065 $-5,325.00

VRML 22OCT11 2.5 C 2011-09-20, 10:19:18 BUY 45 1.1 $-4,950.00

VRML 22OCT11 2.5 C 2011-09-20, 10:19:31 BUY 5 1.1 $-550.00

VRML 22OCT11 2.5 C 2011-10-03, 09:32:49 SELL -100 0.55 $5,500.00

VRML 21JAN12 2.5 C 2011-09-20, 10:09:13 BUY 54 1.5 $-8,100.00

VRML 21JAN12 2.5 C 2011-09-20, 10:19:55 BUY 44 1.65 $-7,260.00

VRML 21JAN12 2.5 C 2011-09-20, 10:50:40 BUY 45 1.6 $-7,200.00

VRML 21JAN12 2.5 C 2011-09-21, 15:33:27 BUY 84 1.6 $-13,440.00

VRML 21JAN12 2.5 C 2011-09-23,15:13:10 BUY 105 1.45 $-15,225.00

VRML 21JAN12 2.5 C 2011-10-03, 12:29:15 BUY 60 1 $-6,000.00

R. GOGGIN

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

VRML Common Stock	2011-06-13, 11:40:26	BUY	3,240	4.37679	$-14,180.80
VRML Common Stock	2011-06-13, 15:07:43	BUY	1,900	4.44	$-8,436.00
VRML Common Stock	2011-06-13, 15:09:34	BUY	1,000	4.433	$-4,433.00
VRML Common Stock	2011-06-14, 15:56:15	BUY	200	4.01	$-802.00
VRML Common Stock	2011-06-15, 11:15:35	SELL	-100	4.01	$401.00
VRML Common Stock	2011-07-22, 09:50:02	SELL	-100	4.07	$407.00
VRML Common Stock	2011-08-12, 11:20:45	BUY	2,300	2.725217	$-6,268.00
VRML Common Stock	2011-08-18, 10:40:22	BUY	10,000	2.899564	$-28,995.64
VRML Common Stock	2011-08-19, 15:00:55	BUY	1,000	2.689	$-2,689.00
VRML Common Stock	2011-08-22, 10:37:28	BUY	10,000	2.630046	$-26,300.46
VRML Common Stock	2011-08-23, 10:39:05	BUY	260	2.690769	$-699.60
VRML Common Stock	2011-09-14, 10:21:32	SELL	-600	3.055	$1,833.00
VRML Common Stock	2011-09-14, 10:31:31	SELL	-1 7,400	3.008748	$52,352.22
VRML Common Stock	2011-09-14, 12:39:53	SELL	-5,000	3	$15,000.00
VRML Common Stock	2011-10-04, 09:32:40	SELL	-1,400	2.182143	$3,055.00
VRML Common Stock	2011-10-04, 09:32:50	SELL	-3,600	2.14	$7,704.00
VRML Common Stock	2012-02-03, 11:56:37	BUY	500	1.556	$778.00

DERIVATIVES

VRML 18JUN11 5.0 C	2011-05-31, 15:04:10	BUY	-25	0.45	$1,125.00
VRML 18JUN11 5.0 C	2011-06-13, 15:08:47	SELL	25	0.1	$-250.00
VRML 17SEP11 2.5 C	2011-09-09, 11:11:01	BUY	100	0.2	$-2,000.00
VRML 17SEP11 2.5 C	2011-09-14, 09:47:13	SELL	-100	0.7	$7,000.00
VRML 22OCT11 2.5 C	2011-09-20, 10:11:50	BUY	50	1.065	$-5,325.00
VRML 22OCT11 2.5 C	2011-09-20, 10:19:18	BUY	45	1.1	$-4,950.00
VRML 22OCT11 2.5 C	2011-09-20, 10:19:31	BUY	5	1.1	$-550.00
VRML 22OCT11 2.5 C	2011-10-03, 09:32:49	SELL	-100	0.55	$5,500.00
VRML 21JAN12 2.5 C	2011-09-20, 10:09:13	BUY	54	1.5	$-8,100.00
VRML 21JAN12 2.5 C	2011-09-20, 10:19:55	BUY	44	1.65	$-7,260.00
VRML 21JAN12 2.5 C	2011-09-20, 10:50:40	BUY	45	1.6	$-7,200.00
VRML 21JAN12 2.5 C	2011-09-21, 15:33:27	BUY	84	1.6	$-13,440.00
VRML 21JAN12 2.5 C	2011-09-23,15:13:10	BUY	105	1.45	$-15,225.00
VRML 21JAN12 2.5 C	2011-10-03, 12:29:15	BUY	60	1	$-6,000.00

R. GOGGIN

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

SCHEDULE OF ALL TRANSACTIONS IN SECURITIES OF VERMILLION, INC. OVER THE PAST TWO YEARS

Description	Date(dd/mm/yyyy)	Buy or Sell	Quantity	Price	Proceeds
VRML Common Stock	06/07/2010	Buy	1,000	12.35	$-12,350.00
VRML Common Stock	06/07/2010	Buy	1,500	12.15	$-18,225.00
VRML Common Stock	06/07/2010	Buy	1,000	11.9799	$-11,979.90
VRML Common Stock	06/07/2010	Buy	1,000	11.8	$-11,800.00
VRML Common Stock	06/07/2010	Buy	1,200	11.9	$-14,280.00
VRML Common Stock	06/07/2010	Buy	800	12.48	$-9,984.00
VRML Common Stock	12/08/2010	Buy	12,500	7.13	$-89,125.00
VRML Common Stock	31/08/2010	Buy	100	6.15	$-615.00
VRML Common Stock	31/08/2010	Buy	200	6.15	$-1,230.00
VRML Common Stock	31/08/2010	Buy	100	6.16	$-616.00
VRML Common Stock	31/08/2010	Buy	100	6.15	$-615.00
VRML Common Stock	31/08/2010	Buy	100	6.11	$-618.00
VRML Common Stock	31/08/2010	Buy	100	6.15	$-615.00
VRML Common Stock	31/08/2010	Buy	100	6.18	$-618.00
VRML Common Stock	31/08/2010	Buy	700	6.18	$-4,326.00
VRML Common Stock	31/08/2010	Buy	200	6.15	$-1,230.00
VRML Common Stock	31/08/2010	Buy	100	6.16	$-616.00
VRML Common Stock	31/08/2010	Buy	200	6.16	$-1,232.00
VRML Common Stock	01/09/2010	Buy	100	6.0925	$-609.25
VRML Common Stock	01/09/2010	Buy	100	6.1	$-610.00
VRML Common Stock	01/09/2010	Buy	200	6.09	$-1,218.00
VRML Common Stock	01/09/2010	Buy	200	6.0925	$-1,218.50
VRML Common Stock	01/09/2010	Buy	180	6.09	$-1,096.20
VRML Common Stock	01/09/2010	Buy	100	6.085	$-615.50
VRML Common Stock	01/09/2010	Buy	800	6.0999	$-4,879.92
VRML Common Stock	01/09/2010	Buy	100	6.085	$-608.50
VRML Common Stock	01/09/2010	Buy	100	6.097	$-609.70
VRML Common Stock	01/09/2010	Buy	100	6.1	$-610.00
VRML Common Stock	01/09/2010	Buy	20	6.1	$-122.00
VRML Common Stock	02/09/2010	Buy	213	5.95	$-1,267.35
VRML Common Stock	02/09/2010	Buy	100	5.94	$-594.00
VRML Common Stock	02/09/2010	Buy	100	5.93	$-600.00
VRML Common Stock	02/09/2010	Buy	87	5.94	$-516.78

Description	Date(dd/mm/yyyy)	Buy or Sell	Quantity	Price	Proceeds

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VRML Common Stock	02/09/2010	Buy	400	5.9499	$-2,379.96
VRML Common Stock	02/09/2010	Buy	100	5.93	$-593.00
VRML Common Stock	02/09/2010	Buy	100	5.935	$-600.50
VRML Common Stock	02/09/2010	Buy	200	6.02	$-1,204.00
VRML Common Stock	02/09/2010	Buy	100	5.96	$-596.00
VRML Common Stock	02/09/2010	Buy	100	5.96	$-596.00
VRML Common Stock	02/09/2010	Buy	100	6.02	$-602.00
VRML Common Stock	02/09/2010	Buy	100	5.96	$-596.00
VRML Common Stock	02/09/2010	Buy	100	6.01	$-601.00
VRML Common Stock	02/09/2010	Buy	200	6.02	$-1,204.00
VRML Common Stock	08/09/2010	Buy	1,200	5.48	$-6,576.00
VRML Common Stock	08/09/2010	Buy	100	5.48	$-555.00
VRML Common Stock	08/09/2010	Buy	400	5.48	$-2,192.00
VRML Common Stock	08/09/2010	Buy	100	5.49	$-549.00
VRML Common Stock	08/09/2010	Buy	100	5.49	$-549.00
VRML Common Stock	08/09/2010	Buy	100	5.48	$-548.00
VRML Common Stock	08/09/2010	Buy	200	5.72	$-1,144.00
VRML Common Stock	08/09/2010	Buy	100	5.71	$-571.00
VRML Common Stock	08/09/2010	Buy	1,300	5.72	$-7,436.00
VRML Common Stock	08/09/2010	Buy	100	5.68	$-568.00
VRML Common Stock	08/09/2010	Buy	100	5.67	$-574.00
VRML Common Stock	08/09/2010	Buy	100	5.72	$-572.00
VRML Common Stock	08/09/2010	Buy	100	5.71	$-571.00
VRML Common Stock	10/09/2010	Buy	100	5.5899	$-558.99
VRML Common Stock	10/09/2010	Buy	1,900	5.59	$-10,628.00
VRML Common Stock	13/09/2010	Buy	1,800	5.65	$-10,170.00
VRML Common Stock	13/09/2010	Buy	65	5.65	$-367.25
VRML Common Stock	13/09/2010	Buy	35	5.65	$-197.75
VRML Common Stock	13/09/2010	Buy	100	5.65	$-572.00
VRML Common Stock	14/09/2010	Buy	500	5.7	$-2,857.00
VRML Common Stock	14/09/2010	Buy	1,500	5.7	$-8,550.00
VRML Common Stock	01/10/2010	Buy	1,000	5.35	$-5,357.00
VRML Common Stock	09/11/2010	Buy	250	6.86	$-1,722.00
VRML Common Stock	30/11/2010	Buy	100	4.9	$-490.00
VRML Common Stock	30/11/2010	Buy	100	4.9	$-490.00
VRML Common Stock	30/11/2010	Buy	400	4.8899	$-1,962.96
VRML Common Stock	30/11/2010	Buy	100	4.89	$-489.00
VRML Common Stock	22/12/2010	Buy	31,794	6.501208	$-206,706.41

Description	Date(dd/mm/yyyy)	Buy or Sell	Quantity	Price	Proceeds

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VRML Common Stock	23/12/2010	Buy	13,600	7.432435	$-101,108.12
VRML Common Stock	27/12/2010	Buy	5,000	8.96	$-44,807.00
VRML Common Stock	27/12/2010	Buy	10,000	8.931915	$-89,326.15
VRML Common Stock	28/12/2010	Buy	5,000	8.072394	$-40,368.97
VRML Common Stock	30/12/2010	Buy	5,000	7.377	$-36,892.00
VRML Common Stock	31/12/2010	Buy	5,000	7.417744	$-37,095.72
VRML Common Stock	31/12/2010	Buy	1,000	7.34998	$-7,356.98
VRML Common Stock	31/12/2010	Buy	1,000	7.31496	$-7,321.96
VRML Common Stock	03/01/2011	Buy	2,000	6.8886	$-13,784.20
VRML Common Stock	14/02/2011	Buy	300	5.7	$-1,717.00
VRML Common Stock	14/02/2011	Buy	1,000	5.64996	$-5,656.96
VRML Common Stock	14/02/2011	Buy	1,000	5.637	$-5,644.00
VRML Common Stock	14/02/2011	Buy	1,000	5.6	$-5,607.00
VRML Common Stock	03/05/2011	Buy	1,000	4.0699	$-4,076.90
VRML Common Stock	05/05/2011	Buy	6	3.99	$-30.94
VRML Common Stock	11/05/2011	Buy	1,000	3.52	$-3,527.00
VRML Common Stock	16/06/2011	Buy	200	3.78995	$-764.99
VRML Common Stock	16/06/2011	Buy	1,100	3.8399	$-4,230.89
VRML Common Stock	16/06/2011	Buy	200	3.8399	$-774.98
VRML Common Stock	14/07/2011	Buy	1,000	3.98	$-3,987.00
VRML Common Stock	08/08/2011	Buy	2,500	2.45	$-6,132.00
VRML Common Stock	08/08/2011	Buy	2,000	2.7499	$-5,506.80
VRML Common Stock	05/10/2011	Buy	1,000	1.96	$-1,967.00
VRML Common Stock	10/10/2011	Buy	900	1.88	$-1,699.00
VRML Common Stock	10/10/2011	Buy	1,000	1.9299	$-1,936.90
VRML Common Stock	11/10/2011	Buy	1,000	1.86	$-1,867.00
VRML Common Stock	18/10/2011	Buy	1,000	1.99	$-1,997.00
VRML Common Stock	20/10/2011	Buy	1,000	1.8999	$-1,906.90

GREGORY V. NOVAK

SCHEDULE OF ALL TRANSACTIONS IN SECURITIES OF VERMILLION, INC. OVER THE PAST TWO YEARS

3/7/11 Purchase 25,000 shares of Common Stock at $5.04924 per share ($126,231.00)

5/16/11 Sale 3,300 shares of Common Stock at $5.45108 per share ($17,988.55)

http://www.sec.gov/Archives/edgar/data/926617/000114420412011818/v304154_dfan14a.htm[1/31/2013 12:00:13 PM]

EXHIBIT 2

Press Release

Concerned Vermillion Stockholders Announce Nomination of New Members to the Board of Directors of Vermillion, Inc.

PHILADELPHIA, Feb. 29, 2012 /PRNewswire/ -- George Bessenyei, Robert S. Goggin and Gregory V. Novak (the "Concerned Vermillion Stockholders" or "Group") on February 15, 2012 submitted to the Corporate Secretary of Vermillion, Inc. (Nasdaq: VRML) their notice of their intent to nominate two proposed directors to the board of Vermillion for election at the Vermillion 2012 Annual Meeting of Stockholders (the "Annual Meeting"). The nominees are Gregory V. Novak and Robert S. Goggin. Both of these individuals are experienced investors, highly skilled in effective management, and long term stockholders of Vermillion. Gail S. Page ("Page"), the CEO of the company, and John F. Hamilton ("Hamilton") currently hold the two board seats that are scheduled to be elected at the upcoming Annual Meeting. The Concerned Vermillion Shareholders seek to replace Page and Hamilton as directors with Mr. Novak and Mr. Goggin.

"It is time for change and a fresh start. As we have all painfully witnessed, the company is on a downward spiral to certain self-destruction in the front of our eyes, plagued by gross mismanagement. Page and Hamilton have alternatively sat idle or actively caused a monumental damage to stockholder value; Vermillion's stock price has declined over 90% over the past two years. At the same time, these individuals collected $5.8 million combined in compensation as ostensible reward for this massive annihilation of value.

The next chapter of the Vermillion story should be written by honest and capable persons, such as Robert S. Goggin and Gregory V. Novak. They will press for the necessary changes, and obliterate the self-serving policies and tactics that have eroded stockholder value. It is time to unlock the potential of Vermillion's assets.

Vermillion's OVA1 test has unmatched sensitivity and has already saved countless lives. The 15,000 tests sold in 2011 with a $650 list price have the potential of generating $10 million in revenue, once the reimbursement issues are ironed out. Even a conservative valuation based on existing levels of sales of OVA1 should place its value in the range of $50 million (or $3.35/share). Any future growth will simply provide upside to that.

Vermillion's other product in the pipeline, the Peripheral Artery Disease (PAD) test, addresses a minimum $1 billion market opportunity, yet it is largely ignored by the investment community. Any other company, having such a blockbuster test in an advanced stage of development, would be valued north of $100 million (or $6.71/share), but the market is unwilling to put its trust in current management given their historic performance.

Simply put: the sum of all parts is likely 10 times higher than the current market capitalization of Vermillion, creating a unique opportunity for a turn around that can truly benefit shareholders.

The new board members will ensure (among other things) that capable management start renegotiating agreements, streamline operations to eliminate bloat, and accelerate the FDA approval process for PAD," said George Bessenyei, member of the Group.

Please stay tuned as we will detail our goals and proposals in subsequent announcements and filings. In the meantime, please be assured that we also have identified and started preliminary discussions with potential CEO candidates, in order to facilitate a smooth transition in management.

The biographies of Concerned Vermillion Stockholders' Nominees: Nominee Gregory V. Novak

Gregory V. Novak, 50 years old, is a lawyer in private practice and Managing Partner and CEO of Novak Druce + Quigg, LLP, a law firm with offices in Washington, D.C., Houston, San Francisco, Silicon Valley and West Palm Beach. Mr. Novak serves as national intellectual property counsel to a number of publicly traded corporations. He also manages Novak Druce's industry-leading patent re-examination practice. In 2009,

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Greg Novak launched the Novak Druce Centre for Professional Service Firms at the University of Oxford's Said Business School. He earned an MBA from the University of Oxford where he was a member of Hertford College. In addition to sponsoring the Novak Druce Centre, Greg sits on the Business Advisory Council at Oxford, is a board member of the Said Business School, and is Chairman of the Global Said Business School Alumni Association. He is also an active alum of Rice University where he is a Community Associate at Will Rice College, sits on the Annual Fund Committee and is a Fundraising Challenge sponsor of two colleges. He also sits on the board of the Max Planck Foundation.

Novak's extensive knowledge in intellectual property management will be very valuable for Vermillion, where key assets are patents and know-how.

Nominee Robert S. Goggin

Robert S. Goggin, III, 48 years old, is an attorney in private practice and an owner and director of Keller & Goggin P.C., a law firm with offices in Philadelphia and Trenton, New Jersey. Mr. Goggin is a graduate of St. Joseph's University and Widener University School of Law. Mr. Goggin began his career in the Philadelphia District Attorney's Office in 1989. Among other clients, Mr. Goggin has represented various unions including correctional officers, tradesmen and laborers. This experience helped him refine his litigation, reconciliation and management abilities.

Goggin has been advocating for change at Vermillion since early 2011. Time has proven his ideas and concerns to be valid. He would be a board member representing long term stockholder's interest, something that clearly has been missing at Vermillion over the last two years.

THE PARTICIPANTS IN THE GROUP'S SOLICITATION OF PROXIES CONSIST OF ONLY MR. BESSENYEI, MR. NOVAK AND MR.

GOGGIN (THE MEMBERS OF THE GROUP) AT THIS TIME. THE GROUP TODAY HAS FILED SOLICITING MATERIALS, INCLUDING THIS PRESS RELEASE, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON SCHEDULE 14A

PURSUANT TO RULE 14a-12 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF

1934, AS AMENDED. STOCKHOLDERS OF VERMILLION CAN OBTAIN COPIES OF THIS FILING, WHICH CONTAINS THE REQUIRED INFORMATION UNDER SUCH RULE REGARDING THE IDENTITY AND BACKGROUND OF THE MEMBERS OF THE

GROUP, AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS AND OTHERWISE, AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE

SOLICITATION OF PROXIES BY MEMBERS OF THE GROUP FROM THE STOCKHOLDERS OF VERMILLION, INC. FOR USE AT ITS

2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF VERMILLION, INC AND ALSO WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT

HTTP://WWW.SEC.GOV.

Concerned Vermillion Stockholders T: 561-444-8180

Email: concerned_vrml@googlegroups.com

EXHIBIT 3

The Participants

The participants in the potential solicitation of proxies (the "Participants") from stockholders of Vermillion, Inc. ("Vermillion" or the "Corporation") may include the following: Gyorgy B. Bessenyei ("Bessenyei"), Gregory V. Novak ("Novak") and Robert S. Goggin ("Goggin"). The principal business address of (i) Bessenyei is Schulhausstrasse 11, Walchwil, Switzerland, (ii) Novak is 1000 Louisiana Street, 53rd Floor, 3 Wells Fargo Plaza, Houston, Texas 77002, and (iii) Goggin is 1528 Walnut Street, #900, Philadelphia, PA 19102. Bessenyei, Novak and Goggin are sometimes referred to as the "Group" or "Concerned Vermillion Stockholders."

Each of Mr. Novak and Mr. Goggin (the "Nominees") has consented to be nominated for election to the Corporation's board of directors at the 2012 annual meeting of stockholders of the Corporation (the "2012 Annual Meeting"). The Participants expect to utilize any or all of the

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following to solicit proxies and otherwise support the effort to elect the Nominees: mail, other courier services, phone calls and meetings with stockholders, web sites, advertisements, published materials in print or on the internet, and engagement of a proxy solicitation firm. No proxy solicitation firm has been engaged to date.

Other than the Participants, no person has or is expected to contribute more than $500 towards financing the solicitation of proxies in favor of electing the Nominees or opposed to the election of any other persons nominated to stand for election for directorships at the 2012 Annual Meeting. There are no participants (as defined in the SEC's proxy rules) in the proxy solicitation other than the Participants at this time. The Participants expect to engage a proxy solicitation firm at an appropriate time, but have not yet done so. Except as described herein, no person or entity has lent money or entered into any arrangement for financing or otherwise inducing the purchase, sale or holding by of securities by any Participant, or in support of any Participant or in opposition to any other candidate for election to the Board of Directors.

The costs for the proxy solicitation are expected to be provided by the members of the Group in the following proportions: 50% by Goggin, 25% by Bessenyei, 25% by Novak. There is no written agreement or formal arrangement among Bessenyei, Goggin and Novak to share such expenses at this time. The sole substantial interest in any proxy solicitation in favor of the Nominees and opposed to any other nominees for election to the Board of Directors by each of Bessenyei, Goggin and Novak is their record and beneficial ownership of shares of Common Stock of the Corporation, the desire of each of the Participants to elect the Nominees and, in the case of the Nominees, their desire to be directors of the Corporation.

Bessenyei is primarily engaged in the business of serving as a financial advisor investing in securities and as a partner in Oxford Capital Group. Goggin is primarily engaged in the business of serving as an attorney in private practice and an owner and director of Keller & Goggin, P.C., a law firm. Novak is primarily engaged in the business of serving as an attorney in private practice and managing partner and chief executive officer of Novak Druce + Quigg, partner in HalberdCross LLC, a private equity firm and a partner in Oxford Capital Group.

The Participants may be deemed to beneficially own, in the aggregate, 250,100 shares (the "Shares") of the Corporation's common stock ("Common Stock"), representing approximately 1.7% of the Corporation's outstanding Common Stock (based upon the 14,900,831 shares of Common Stock stated to be outstanding as of December 31, 2011 by the Corporation in the Corporation's Form 10-Q/A filed for the quarterly period ended June 30, 2011).

Bessenyei has sole voting power and sole dispositive power with regard to 90,500 shares of Common Stock, of which 500 shares of Common Stock are held of record. Novak has sole voting power and sole dispositive power with regard to 21,700 shares of Common Stock, of which 1,000 shares of Common Stock are held of record. Goggin has sole voting power and sole dispositive power with regard to 137,100 shares of Common Stock, of which 0 shares of Common Stock are held of record.

The information contained in the Nomination Letter as Exhibit 1 is hereby incorporated by reference in its entirety into this Exhibit 3.

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